                              SHAREHOLDER LETTER

Dear Shareholders:

I am pleased to present you with performance and market activity information on the portfolios of the Endeavor Series Trust for the period ended December 31, 1997. The domestic markets finished strong. In fact, in 1997 five of the six domestic portfolios (with inceptions prior to 1996) outperformed their 1996 performances. The one that fell short was the Dreyfus Small Cap Value Portfolio, finishing 1997 up 25.56%, less than .1% shy of its 1996 25.63% performance, completing its second straight year over 25% -- thank you Dreyfus (see page 2 for more details).

We have also been pleased with the introduction of both the Opportunity Value Portfolio (page 9) and the Enhanced Index Portfolio (page 7).

People in Southeast Asia will long remember 1997 as a clear-cut turning point for both the economic and cultural environment in their region. The deteoriation of the currencies in Indonesia and Thailand gathered momentum as the year closed. For more information on the international scene and the dollar's effect on overseas investments see page 20.

As the dollar strengthened domestic bond yields began to fall. Leading the way was the 30-year Treasury, which closed the year yielding less than 6%. See page 5 for more details on the 1997 bond market.

I would like to thank all of you for your continued support of the Endeavor Investment Series and invite any comments. We are looking forward to 1998 and anticipate adding some new investment opportunities for all of you.

Sincerely,

/s/ Vincent J. (VJ) McGuinness, Jr.

Vincent J. (VJ) McGuinness, Jr.
President
Endeavor Series Trust

February 27, 1998

                       DREYFUS SMALL CAP VALUE PORTFOLIO
1997 brought to a close the third consecutive year of remarkable returns for the major U.S. equity indices. As in 1995 and 1996, the market was led by large cap stocks. While the Standard & Poor's Composite Index of 500 Stocks rose 33.4% for the year, the Russell 2000 Small Stock Index (the "Russell 2000 Index") gained 22.4%. The equity markets continue to be characterized by high valuations and considerable volatility, fueled by very short-term changes in business trends. On most measures (Price/Earnings, Price/Book, Price/Sales, Yield) the market is quite expensive in comparison to prior periods. There is some justification for higher values, however, namely low inflation and interest rates and steadily growing corporate profits. Nevertheless, the market tends to react quite violently to stocks that disappoint investor expectations. In contrast, stocks that beat expectations tend to materially outperform the market.

In this environment, the Dreyfus Small Cap Value Portfolio (the "Portfolio") will seek capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million. Our strategy is to find stocks that are cheap in spite of the market's strong gains. We compare company specific valuations to their historical ranges and their peer groups. While cheap stocks tend to offer less downside than the market as a whole, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a lot of time talking to managements of out-of-favor companies and industries in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottom-up analysis of individual securities. To help control risk, we limit investments in individual securities to 3% of the Portfolio. Sector weightings may not exceed 30% or 3 times the weight in the Russell 2000 Index. We are big proponents of running highly diversified portfolios. This focus on diversification is not only due to the market being fairly expensive, but also because smaller capitalization stocks tend to have greater than average business risk, and in some cases, financial risk. Our portfolios typically carry over 100 names. We believe that this strategy is particularly well suited to today's expensive market environment.

Despite the overall market valuation being expensive, we continue to find numerous ideas that meet our criteria. As a result, we are fully invested in equities. While cash levels may fluctuate from time to time, cash should not exceed 10% of the Portfolio. We offer no particular skills in "market timing" and have no intention to do so. While the markets may be expensive, there are plenty of cheap stocks, which is where we focus all of our efforts.

The Portfolio is highly diversified with 166 holdings at year-end. The median market capitalization is $611 million. Holdings with market capitalization above $1.5 billion represent 20% of the Portfolio. The Portfolio exhibits attractive valuation characteristics as evidenced by its price/book ratio of
2.0 times, which compares favorably to the 2.6 times level for the Russell 2000 Index. The Portfolio's price/earnings ratio of 13.8 times 1998 estimates also demonstrates attractive value when contrasted to 16.9 times 1998 earnings per share for the Russell 2000 Index. The Portfolio yield of 0.7% is below the market's, at 1.3%, as our focus is on capital appreciation more so than yield.

The Portfolio's largest sector weightings are technology, consumer services and finance. We have substantially raised our weighting in technology following the severe decline experienced by the sector due to concerns about Asia. While it is true that many technology companies have a higher concentration of sales in Asia than most other companies, the declines in the prices of many high quality, high growth enterprises have been too severe in our opinion. Many technology issues are trading at levels close to their all-time lows on many valuation measures. While there are some short-term business risks for many of these companies, particularly if Asia continues to deteriorate, the upside potential of the stocks is quite considerable once all the bad news out of Asia has been fully discounted in the stock prices. It is our contention that we are getting closer to that point.

We also continue to find many attractively valued stocks within the consumer services and consumer non-durables sectors. There are numerous examples of stocks that used to trade at very rich earnings multiples that have been severely penalized by the market because of short-term challenges or a modest deceleration of growth. Yet, many of these companies are high quality, consistent long-term growers. We have taken advantage of market overreactions to add stocks such as Gymboree and Tommy Hilfiger to the Portfolio.

Financial stocks have benefited from a very favorable interest rate environment and a consolidation trend in the banking sector. We continue to find great earnings prospects in those financial companies with economic exposure to an upturn in the California economy. The Portfolio contains savings and loan institutions which are seeing an improvement in asset quality and loan demand. Even so, valuation levels for many financial companies are extremely high when compared to historical valuation metrics. For that reason, we have modestly reduced our exposure to this group as valuation multiples expand.

Utilities were among the best performing stocks at the end of 1997. This was driven by falling interest rates and, more importantly, investors seeking safe havens from the risks of earnings disappointments due to the Asian crisis. While such defensive tendencies can

                       DREYFUS SMALL CAP VALUE PORTFOLIO
continue to drive utilities higher, we don't own stocks in the group because growth prospects are anemic and business momentum is neutral.

With a long held belief in a turnaround in the trucking/transport sector, we are steadfast in our ownership of various truckload and less-than-truckload carriers. This sector, as it turns out, continues to have some of the best earnings dynamics of any at this current time.

Energy stock valuations have become very compelling after significantly trailing the market in 1997. Most exploration and production (E&P) companies trade at the low end of historical valuation ranges. For the most part, this is due to falling energy prices. We do not try to forecast energy prices. While energy prices fluctuate, we are comforted by the very low valuations and strong production growth characteristics of the E&P companies recently added to the Portfolio.

Respectfully submitted,
Peter I. Higgins
Portfolio Manager

                       DREYFUS SMALL CAP VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN DREYFUS SMALL CAP VALUE
                                   PORTFOLIO

                                      VS.

                              RUSSELL 2000 INDEX+
                     MAY 4, 1993 THROUGH DECEMBER 31, 1997
                                      LOGO

                 DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

BOND MARKET PERFORMANCE FOR 1997

The U.S. bond market posted a strong year in 1997. The market actually traded off in the first quarter on the fear that the Federal Reserve Bank would raise interest rates. However, throughout the next nine months interest rates fell propelling the bond market to an excellent year. The 30 year Treasury yield fell 71 basis points during the year to end 1997 at 5.92%. In fact, interest rates across the yield curve ended in the 5.5% area which is highly unusual given that the Fed Funds rate ended the year at 5.5%. The Lehman Brothers Aggregate Bond Index total return for the year was 9.65%. The year can really be broken into two halves: the first was marked by modest appreciation in prices while prices surged higher in the second half as short term interest rates fell 17-50 basis points while longer-term yields fell 85 basis points. The yield curve flattened significantly during this period, with the difference between 2- and 30-year rates narrowing from 72 basis points to 28 basis points.

The decline in interest rates was driven by a combination of stable economic growth, moderate inflation numbers and the unfolding Asian financial crisis. Although low rates of unemployment have caused fears of future wage pressures, all indications during the second half of 1997 pointed to a benign price environment. Longer term interest rates were driven lower by investors seeking safety from the Asian capital markets.

Mortgage-backed securities had an excellent first nine months but also underperformed Treasury bonds in the fourth quarter of 1997. This sector was undermined by increased prepayment fears resulting from the decline in interest rates. In addition, heavy issuance of new securities resulted in further price pressure. Despite the difficulties during the last quarter, residential mortgages still provided the highest risk-adjusted returns of all the major fixed income sectors during 1997.

FUND PERFORMANCE FOR 1997

For 1997, Dreyfus U.S. Government Securities Portfolio returned.

                                                            4TH QUARTER ONE YEAR
                                                            ----------- --------
    Total Portfolio (Net of Fees)..........................    2.95%      9.15%
    Lehman Brothers Aggregate Bond Index...................    2.94%      9.65%

FUND OUTLOOK FOR 1998

Looking forward to 1998, we must evaluate the effect of the Asian crisis on the domestic economy. Any slowing of activity resulting from the situation is likely to start showing itself during the early stages of the new year. This is certain to be a major focus of both investors and the Federal Reserve alike.

Respectfully submitted,
Andrew Windmueller
Vice President, Senior
 Portfolio Manager

                  DREYFUS U.S GOVERNMENT SECURITIES PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN DREYFUS U.S. GOVERNMENT
                              SECURITIES PORTFOLIO

                                      VS.

                          LEHMAN AGGREGATE BOND INDEX+
                     MAY 13, 1994 THROUGH DECEMBER 31, 1997
                                      LOGO

                           ENHANCED INDEX PORTFOLIO

The Enhanced Index Portfolio seeks to earn a total return modestly in excess of the Standard & Poor's Composite Index of 500 Stocks (S&P 500) while maintaining a return volatility similar to the S&P 500. The Enhanced Index Portfolio is designed to provide investors with the benefits of both index and actively managed funds with the potential for consistently higher-than-index returns, and index-like risk. It is a core U.S. equity portfolio which only holds 250-350 stocks, avoiding the most overvalued stocks, while maintaining characteristics that closely parallel those of the S&P 500.

The S&P 500 rose a 2.87% in the fourth quarter, masking the sudden and violent increase in volatility that was the hallmark of the quarter. The Asian financial crisis stunned the U.S. equity market in October, with aftershocks reverberating throughout the remainder of the period. The trend towards a broadening market we saw in the third quarter was abandoned as investors sought safety in the largest cap, most liquid stocks in the midst of emerging market turmoil.

The Portfolio underperformed its benchmark in the fourth quarter as the market returned to the large cap domination. Because of our sector- and style-neutral portfolio construction, the weakness can be attributed entirely to stock selection, particularly in the telephone and retail sectors. For the period the strategy outperformed the S&P 500, led by strong stock selection in the drug sector. The Portfolio returned 22.90% since its inception versus the S&P 500 return of 22.56% for the same time period.

While the strategy constrains each stock's relative weight in the portfolio limiting the impact of each decision, a couple of stocks are worth noting. In the telephone sector, an overweight position in Worldcom and an underweight position in AT&T hurt performance. Worldcom's penchant for acquisitions continued with its biggest deal yet, a $30 billion stock bid for MCI. Worldcom shares suffered from the second round of bidding for MCI, although strategically this company is the best positioned and has the best managerial track record for achieving merger synergies. We believe they will be the best performing telephone stock in 1998 as they capture proportionately more revenue in internet, local, and long distance. AT&T, a laggard in the first half of 1997, has rallied on the cost-cutting reputation of its new CEO Michael Armstrong and the prospects of a merger as industry consolidation continues. Indeed, in the first week of January a deal was reached with Teleport representing a bid to penetrate the local phone markets.

In the retail sector, overweight positions in Sears and Toys R' Us contributed to the performance shortfall. Sears fell sharply in October when they warned that fourth quarter results may disappoint as more customers fall behind on credit card payments. Sears scaled back their efforts to collect from delinquent card holders. Weakness in Toys R' Us stemmed from overblown rumors of a poor Christmas shopping season. However, strong sales in the final week of the year helped them meet expectations.

For the period, stock selection in the drug sector was outstanding. The single most successful decision was to underweight Merck & Co. (+35%), which lagged the sector return of 54%. That allowed us to overweight Schering Plough (+95%) and Warner Lambert (+68%). Schering had been a neglected stock with solid management and an enormously successful allergy drug, Claritin. Warner had two of the most successful drug launches ever this year with Lipitor (a cholesterol drug) and Rezulin (a diabetes drug), far exceeding analysts' sales estimates. The stock gave back some of its gains in December due to side effects related to Rezulin, but remains attractive.

Respectfully submitted,
James Weiss
Timothy J. Devlin
Portfolio Managers

                            ENHANCED INDEX PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

   HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN ENHANCED INDEX PORTFOLIO

                                      VS.

                             S & P 500 STOCK INDEX+
                     MAY 2, 1997 THROUGH DECEMBER 31, 1997
                                      LOGO

                          OPPORTUNITY VALUE PORTFOLIO

The past year was a disappointing one for the Opportunity Value Portfolio. The Portfolio's performance was sixty-third among the 84 flexible portfolio funds monitored by Lipper. For the year, the Portfolio trailed the return of 33.4% with dividends reinvested for the Standard & Poor's Composite Index of 500 Stocks (S&P 500). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization, and its strong 1997 gain was driven primarily by a limited number of large-capitalization stocks.

The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. We are long-term investors in superior businesses that can increase the value of shareholders' capital through all market conditions. The objectives of our strategy are: a) preserve capital, don't lose it; and b) generate excellent returns for the Portfolio's shareholders.

At the end of 1997, the Portfolio's net assets were allocated 70% to common stocks and 30% to cash and cash equivalents. The conservative asset allocation implemented at a time when stocks were trading at historically high valuations hurt the Portfolio's performance as valuations remained high for most of the year. This cash position however provides a resource to purchase quality stocks opportunistically when they become available at prices we like. We believe the Portfolio's large cash position should also serve shareholders well in the weeks ahead if the Asian financial crisis continues to buffet the stock market.

Some of the stocks owned by the Portfolio delivered very high returns in 1997. Many were in the financial services and insurance sectors, which in general performed well. They included, among others, Federal Home Loan Mortgage Corp. (Freddie Mac), a home mortgage insurance company, and ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance. Freddie Mac's stock was up 52% in the year, while ACE stock rose more than 60%.

A few other holdings were disappointing. The market price of McDonald's Corp., the fast-food chain, increased only about 5% in 1997, and the market price of Boeing Co., the aircraft manufacturer, declined. Boeing's stock suffered when it became apparent the company was experiencing production problems. We expect these problems to last through mid-1998, after which cash flow should accelerate.

The recent volatility of the U.S. dollar and other currencies, coupled with the Asian financial crisis, have caused some investors to be concerned about the outlook for large U.S. multinational companies. As a result, some of these companies' stocks fared worse in 1997 than more purely domestic companies. Such companies owned by the Portfolio include McDonald's Corp. and Citicorp. While one cannot take lightly the impact of the current economic difficulties in Asia, we believe each of the multinational businesses owned by the Portfolio will benefit substantially longer term, even if experiencing some short-term earnings weakness.

During the year, we established new positions in, among others, the common stocks of Diageo Plc, Lockheed Martin Corp., Monsanto Co. and Time Warner, Inc.

We also established a new position in Dow Chemical Co., a leading producer of chemicals and plastics. Dow is in the process of divesting its underperforming businesses to concentrate on those businesses with the highest returns and strongest prospects. This contrasts with a strategy throughout most of the 1980s of seeking to increase revenues and grow the company's so-called specialty businesses without regard to return on capital. In addition to its new strategy of focusing on its strengths, Dow is increasing shareholder value by repurchasing shares.

We sold the Portfolio's holdings of AFLAC, Inc., Donnelley (R.R.) & Sons Co., Freeport McMoRan Copper & Gold, Hercules, Inc. and Tele-Communications, Inc.

The Portfolio's ten largest equity positions at December 31, 1997 were Time Warner, Inc., a diversified entertainment company, representing 4.2% of net assets; Wells Fargo & Co., a leading bank in the Western United States, 4.1% of net assets; E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 3.8% of net assets; McDonald's Corp., a premier fast-food company with growing global markets, 3.7% of net assets; Lockheed Martin Corp., a major aerospace and defense contractor, 3.7% of net assets; Citicorp, a leading bank and financial services company, 3.3% of net assets; Monsanto Co., a large agricultural-chemical and drug producer, 3.3% of net assets; Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.3% of net assets; Diageo Plc., a premier global consumer products company, 3.3% of net assets; and Federal Home Loan Mortgage Corp. (Freddie
Mac), the second largest insurer of home mortgages in the United States, 3.1% of net assets.

Major industry positions were in the diversified chemical sector, 11.9% of the Portfolio's net assets; banking, 11.5% of net assets; aerospace and defense, 6.2% of net assets; electronics, 5.4% of net assets; financial services, 4.6% of net assets; entertainment, 4.2% of net assets; restaurants, 3.7% of net assets; telecommunications, 3.7% of net assets; manufacturing and engineering, 3.3% of net assets; and food and beverages, 3.3% of net assets.

Respectfully submitted,
Richard Glasebrook
Portfolio Manager

                          OPPORTUNITY VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN OPPORTUNITY VALUE PORTFOLIO

                                      VS.

                             S & P 500 STOCK INDEX+
                  NOVEMBER 18, 1996 THROUGH DECEMBER 31, 1997
                                      LOGO

                            VALUE EQUITY PORTFOLIO

In 1997 the Value Equity Portfolio delivered strong performance relative to its peers in Lipper's Variable Insurance Products Performance Service Report capital appreciation category. The Portfolio's total return of 24.8% compared with an average total return of 21.5% for the funds in this Lipper universe. The Portfolio's performance was 19th among the 44 funds in the Lipper capital appreciation category.

Like most diversified funds, the Portfolio trailed the 33.4% return of the Standard & Poor's Composite Index to 500 Stocks with dividends reinvested (S&P
500). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization, and its strong 1997 gain was driven primarily by a limited number of large-capitalization stocks.

While we were disappointed to lag the S&P 500, we believe our performance relative to the index was satisfactory given our above-average cash position and the risk-averse nature of our investment philosophy. We do not necessarily expect to keep pace with the S&P 500 in periods of rapidly increasing stock prices. Our philosophy is more attuned to the idea of achieving consistent results in rising markets and avoiding large losses in declining markets. In this way, we seek to deliver superior returns over time, with less risk than the S&P 500.

The Portfolio has also delivered a favorable performance over longer periods. For the three years ended December 31, 1997, its average annual total return of 27.6% compared with an average annual total return of 23.9% for the funds in the Lipper capital appreciation category and an average annual total return of 31.2% for the S&P 500. The Portfolio's three-year performance was eighth among the 34 funds in this Lipper category. Since its inception on May 27, 1993, the Portfolio has generated an average annual total return of 19.0%, compared with 21.1% for the S&P 500.

We have achieved these results by being disciplined in our philosophy of investing in superior companies which have strong competitive positions, generate high cash flow and effectively deploy that cash to benefit shareholders. Unlike more aggressive investors, we will not overpay for a stock, no matter how much we like the company. Paying too much simply makes it harder to achieve an investment profit.

As the stock market rose in 1997, we maintained an above-average cash position because it became somewhat difficult to find superior companies that were underpriced. As of December 31, 1997, the Portfolio's net assets were allocated 82% to common stocks and 18% to cash and cash equivalents. This cash position provides a resource to purchase quality stocks opportunistically when they become available at prices we like. We believe the Portfolio's large cash position should serve shareholders well in the weeks ahead if the Asian financial crisis continues to buffet the stock market.

During the year, we established new positions in the common stocks of AVNET, Inc., BankBoston Corp., Dover Corp., Omnicom Group, Polaroid Corp., Sabre Group Holdings, Inc. and Textron, Inc.

Diageo, a premier global consumer products company, was formed through the recent merger of two consumer products giants--Grand Metropolitan and Guinness. We already owned Grand Metropolitan stock and received Diageo shares in the merger. We then bought additional Diageo shares. The company's well-known brands include Burger King, Pillsbury, Guinness and Dom Perignon, among many others.

During the year, we sold a number of the Portfolio's holdings including Columbia/HCA Healthcare, Gateway 2000, Inc., Freeport McMoRan Copper & Gold and Tele-Communications, Inc.

The Portfolio's ten largest equity positions at December 31, 1997 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 4.9% of the Portfolio's net assets; EXEL Ltd., a strongly capitalized specialty insurance company headquartered in Bermuda, 4.6% of net assets; Lockheed Martin Corp., a major aerospace and defense contractor, 4.0% of net assets; Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.7% of net assets; Wells Fargo & Co., a leading bank in the Western United States, 3.5% of net assets; General Re Corp., a leading insurance company, 3.0% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 2.9% of net assets; Tenet Healthcare Corp., a nationwide provider of healthcare services through a network of acute-care hospitals and related businesses, 2.8% of net assets; May Department Stores Co., a leading retailing company, 2.5% of net assets; and Countrywide Credit Industries, Inc., a leading mortgage originator and servicer, 2.4% of net assets.

Major industry positions at the end of December were in the insurance sector, 21.2% of the Portfolio's net assets; banking, 7.1% of net assets; financial services, 6.6% of net assets; aerospace and defense, 4.7% of net asset; manufacturing and engineering, 3.7% of net assets; electronics, 3.4% of net assets; entertainment and leisure, 3.5% of net assets; restaurants, 3.3% of net assets; transportation, 3.0% of net assets, and diversified chemicals, 2.8% of net assets.

Respectfully submitted,
Eileen Rominger
Portfolio Manager

                             VALUE EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN VALUE EQUITY PORTFOLIO

                                      VS.

                             S & P 500 STOCK INDEX+
                     MAY 27, 1993 THROUGH DECEMBER 31, 1997
                                      LOGO

                    TCW MANAGED ASSET ALLOCATION PORTFOLIO
The TCW Managed Asset Allocation Portfolio (the "Portfolio") achieved a total return of 20.14% for the year ended December 31, 1997. The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index"), an all equity index, gained 33.4% for the year, including reinvested dividends, while the Lehman Government/Corporate Bond Index was up 9.8%. For the fourth quarter, the Portfolio achieved a total return of 1.3%. Fourth quarter returns for the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index were 2.9% and 3.2%, respectively.

Relative to the S&P, our shifts toward defensive, domestic-oriented earning power made during the fourth quarter have worked out quite well, but looking forward into 1998 our portfolio still has a projected weighted profit increase of about 20%, which compares rather favorably to the S&P 500, for which Wall Street consensus forecasts range from -5% to 8%. Conversely, the Portfolio is valued at about 20 times projected earnings, compared with a valuation of more than 20 times for the bogey. Therefore, even if we suffer a few unfavorable surprises, this portfolio, which is off to a good start so far in 1998, should outperform for the full year.

We believe 1998 will mark the end of the three year run, during which the S&P 500 Index has outperformed most managers, although a flood of cash flow into index funds in the early part of the year probably will sustain the performance of passive managers for a few more months.

After a shaky start 1997 ended up as a strong year for US fixed income market returns. Concerns over the inflationary consequences of high capacity utilization and tight labor markets waned by summer as reported data simply did not show an emergence of upward price pressures from these conditions. Negative bond considerations were all but forgotten and began to seem almost laughably misguided during the fourth quarter once the multi-year booms of various Asian emerging markets ended in over capacity collapse. The focus of investors shifted substantially and quickly toward the prospects for imported deflation rather than domestic economy inflation. Yields turned decisively lower, therefore, in the second half of the year, and the 1997 calendar in total generated a yield decline of 72 basis points for the bellwether long bond.

The simple, yet painful, lesson of the final quarter of 1997 is that world capital markets are indeed interdependent. While in retrospect this might seem obvious, it is clear from the magnitude of recent declines in numerous markets around the globe that the strength of this linkage was underestimated. Reverberations from the Asian meltdown will be felt for some time with the precise near and intermediate term impact on the U.S. economy the subject of much speculation. It is clear, however, that the recent global turmoil is likely to result in slower GDP growth in 1998. This subdued growth, together with inflation which remains at its lowest levels in a generation, suggests that interest rates are likely to remain in their current range and quite possibly drift lower in the coming months.

Once again, we thank you for your confidence and trust, and we extend our very best wishes for a healthy and prosperous New Year.

Respectfully submitted,
James A. Tilton
Portfolio Manager

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TCW MANAGED ASSET ALLOCATION
                                   PORTFOLIO

                                      VS.

       S & P 500 STOCK INDEX AND LEHMAN GOVERNMENT/CORPORATE BOND INDEX+
                    APRIL 8, 1991 THROUGH DECEMBER 31, 1997




                                      LOGO

                          TCW MONEY MARKET PORTFOLIO
The TCW Money Market Portfolio (the "Portfolio") emphasizes principal protection and diversification by investing in high quality money market instruments. The Portfolio was specifically designed to meet the needs of shareholders seeking a competitive return with a high degree of safety.

PORTFOLIO PERFORMANCE DURING 1997

The Federal Reserve Board Open Market Committee ("FOMC") raised the Federal Funds rate to 5.50% from 5.25% at their March meeting. This policy change acknowledged their concern that the economy may be growing faster than the current level of available resources can sustain causing pricing pressures and consequently the interest rate on the one-year Treasury bill, rose from 5.50% on December 31, 1996 to 6.02% at the end of the first quarter. To counteract the impact on the Portfolio given the rise in interest rates the average maturity target was reduced to 40 days. Market sentiment began to change, however, during the second quarter. Although the Federal Reserve did not change short-term interest rates, investors perceived signs of economic weakness were outweighing indicators of economic strength and the inflation outlook remained favorable. Investors started to believe that the Fed's tightening bias was unnecessary and we extended the average maturity target back to 45 days in early April. During the third quarter, we extended the average maturity target further to 55 days in response to the Humphrey Hawkins testimony given by Fed Chairman Alan Greenspan to Congress suggesting that no further tightening was necessary and that the inflation threat was minimal. Finally, as the unchanged Fed policy continued, we extended the average maturity target to 60 days prior to the September FOMC meeting given our expectation that short-term interest rates would not increase owing to the developing Asian financial crisis. In December, the FOMC dropped its tightening bias and the interest rate on the one-year Treasury bill finished the year at 5.49%. Our strategy resulted in an annual return of 5.07%, net of fees and expenses, versus the Lipper Money Market Fund Index return of 4.71%.

OUTLOOK FOR 1998

It appears that Chairman Greenspan and the entire FOMC initially underestimated the significance of the Asian financial crisis and its impact on emerging markets worldwide. What began as a devaluation in Thailand, a country accounting for less than 0.5% of world output, spread throughout Asia with ripple effects into Brazil and Russia. By the end of the fourth quarter there was a rush by the International Monetary Fund, the United States Treasury and leading central and private banks to provide emergency loans to South Korea, the world's eleventh largest economy, to prevent a sovereign default. Along the way the Japanese economy, comprising 20% of world output, faltered producing a financial crisis contributing to the failures of a large bank and a major brokerage firm. Our 1998 forecast calls for domestic real GDP growth to slow from 3.8% in 1997 to 2.9% in 1998 owing to a combination of the aging business cycle and the continuing effects of the Asian financial crisis. Inflation, as measured by the Consumer Price Index, should decline to 2.3%. There should continue to be an emphasis on quality that maintains downward pressure on interest rates for intermediate and long-term Treasury notes and bonds. Finally, at some point in 1998 the Fed could reduce short-term rates.

The Portfolio's conservative investment philosophy offers an excellent vehicle with which to address our shareholders' short-term investment requirements. Although we seek competitive yields, our stringent credit standards are never compromised in the process. The Portfolio continues to invest in a combination of commercial paper, short-term corporate debt and U.S. Government agency securities. The investment philosophy remains with an emphasis on preservation of capital, diversification and liquidity while earning a competitive yield. We are pleased with the Portfolio's results and look forward to an equally successful 1998.

Respectfully submitted,
James M. Goldberg
Portfolio Manager

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

The equity market performed well in 1997 as good corporate earnings results, continued low inflation, and a supportive interest rate environment provided ample ammunition to fuel the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.

Equity returns were notably impressive, coming on the heels of considerable market strength in 1995 and 1996. The 1995-1997 period, in fact, is the first time in modern history that stock market returns have exceeded 20% in three consecutive years as referenced by the return of the S&P 500.

The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small-capitalization sector. Then prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

PORTFOLIO STRATEGY

In this volatile environment, we tried to tune out as much short-term noise as possible by doing what we have always done: identify reasonably valued investment opportunities with attractive yields and price-to-earnings ratios, good upside potential, and limited downside risk.

Electric utility and telephone company sectors have performed well recently after a long period of underperformance, as investors have sought the relative safety of equities with higher dividend yields. Strong price appreciation in stocks such as Bell Atlantic, BellSouth, BGE, and Unicom helped the Portfolio's return in recent months.

SUMMARY AND OUTLOOK

The equity market has provided investors with three unprecedented years of prosperity, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near-term upside potential have diminished.

We are mindful of how virtually impossible it is to make market predictions, and we never try to manage your fund based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth and the more rapid advance of security prices can continue.

The volatility we experienced over the closing weeks of 1997, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

The views expressed are those of the portfolio managers for the period ended December 31, 1997, and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical, and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results.

Respectfully submitted,
Brian C. Rogers
Portfolio Manager

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE EQUITY INCOME
                                   PORTFOLIO

                                      VS.

             S & P 500 STOCK INDEX AND LIPPER EQUITY INCOME INDEX+
                   JANUARY 3, 1995 THROUGH DECEMBER 31, 1997
                                      LOGO

                     T. ROWE PRICE GROWTH STOCK PORTFOLIO

MARKET ENVIRONMENT

For most of 1997, the story has been a continuation of the last several years: strong domestic economic growth, mixed international growth resulting in good earnings' growth, and mild inflation. Companies continued to focus on improving margins and on driving down costs, both of which are very positive for profit growth and stock performance. The Federal Reserve continued to play the right cards as the economy continued not "too hot" and not "too cold."

Over the fourth quarter, this perfect backdrop began to show some holes as trade, currency, and economic problems in the Far East unfolded. The expected shortfall of worldwide economic growth and the subsequent slower earnings' growth of many U.S. companies was largely offset by a decline in interest rates and a "flight to the safety" of the domestic market.

While the U.S. market remained relatively stable, its components experienced substantial differences in returns. Technology and cyclical issues performed poorly, while stable, less cyclical companies did well in the final months of 1997.

INVESTMENT REVIEW

Our relatively large investments in Freddie Mac and Fannie Mae contributed significantly to returns. Although we trimmed some shares of Freddie Mac as prices rose, we still maintain large holdings in both companies. Other large holdings such as GE, Berkshire Hathaway, Danaher, Norwest, Pfizer, and Tyco International also performed exceedingly well. Our investments in Bermuda-based reinsurers--ACE Limited and PartnerRe Holdings--were very rewarding, as were some other international holdings, including Vodafone and Novartis.

Stocks of companies affected by the problems in Asia detracted from performance. While we cut back this exposure early in 1997, what remained performed poorly. Both Hutchison Whampoa and Swire Pacific were down significantly from early-year levels. In addition, several technology holdings, such as 3Com, Oracle, Corning, and Motorola, were affected by declines in Far East demand.

The biggest disappointment was First Data. While problems there will take time to be resolved, we remain holders of the stock due to the company's strong position in good growth markets.

PORTFOLIO MANAGEMENT

We continue to look for the same criteria in our investments as we have in the past. We search for companies with leadership in growth markets, strong managements, strong cash flow, and solid returns on cash flow. We attempt to find all or most of these characteristics at reasonable valuations, but this proved difficult as the strong market continued in 1997.

Nevertheless, opportunities did present themselves, and we initiated several new positions in the last six months. These included leading companies in growth markets, including Cendant (which resulted from the merger between CUC International and HFS), Bristol-Myers Squibb, Network Associates, and EMC, all of which are gaining market share in growth markets and generating solid free cash flow.

We bought shares of good generators and users of cash flow, including Tenet Healthcare, a consolidator in the hospital industry; Safeway, in our view the best-managed supermarket company; and AT&T, which should begin to generate solid cash flow as effective new management takes control.

OUTLOOK

While investors have benefited from an ideal environment for stocks, particularly those of large growth companies, it is important to realize that stock prices tend to rise with earnings and cash flow growth. The portfolio's investments are in companies offering both strong earnings and cash flow growth, but we believe that stocks have outpaced these growth rates. In addition, international issues are likely to slow growth in 1998. For these reasons, we anticipate more modest returns in 1998.

Although Asia's economic drag could affect domestic markets, we still anticipate moderate U.S. economic growth in 1998. We believe the current environment should favor the portfolio's holdings, as our focus on strong management and strong cash flow should help growth stocks prosper in a tough environment.

The views expressed are those of the portfolio managers for the period ended December 31, 1997, and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical, and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results.

Respectfully submitted,
Robert W. Smith
Portfolio Manager

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE GROWTH STOCK
                                   PORTFOLIO

                                      VS.

        S & P 500 STOCK INDEX AND LIPPER GROWTH AND INCOME FUND AVERAGE+
                   JANUARY 3, 1995 THROUGH DECEMBER 31, 1997
                                      LOGO

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
For the year ended December 31, 1997, the Portfolio slightly outperformed its benchmark, the MSCI EAFE Index, which rose 2.06%. The dollar had a strong year--gaining some ground against the yen and even more against European currencies, and this hampered portfolio performance.

European markets were generally good performers. Asian markets performed poorly, with even the Japan's Nikkei falling back to its bear-market lows. In Latin America, markets rose sharply despite their Asia-induced stumble towards year end.

PERFORMANCE ATTRIBUTION

COUNTRY ALLOCATION relative to the benchmark index was positive over the year. Underweighting Japan and overweighting Latin America added value although this was eroded by an underweighted position in the U.K. and an overweighted position in the first half of the year in some smaller Asian markets.

STOCK SELECTION was a small negative over the year. Over the year, underperformance in Europe, particularly in the Netherlands and Germany, was the main culprit, with our favourite growth stocks starting the year poorly.

INVESTMENT OUTLOOK

The outlook remains reasonable for European markets with corporate profits growth likely to be strongly supported by good economic growth and further restructuring.

We believe that Latin American markets remain attractive, given continued commitment to political and economic reform in the region. The relative resilience of these markets in recent months, despite the problems in the Pacific, has been encouraging.

The outlook for Asia is more uncertain and we remain cautious about the prospects for the region's smaller markets as we believe that their problems are more deep-seated than is generally realized. While there may be some bounces in markets which have fallen a long way already, we believe it is a time to be particularly selective when looking at stocks traded in Asia.

Six months into the crisis, there is still no sight of the bottom, nor can we hazard a guess that the worst is behind us yet. Even if recalcitrant governments were to adopt the sort of harsh medicine that investors and the International Monetary Fund have been calling for, circumstances have deteriorated to such an extent now that the pain and loss of equity control would be so great that the option of default is arguably no less unpalatable. Debt moratoriums, therefore, cannot be ruled out.

Whilst a great deal of bad news has already been reflected in markets, we need to see some stability return to currency markets before we further evaluate investment opportunities in the region. Accepting the likelihood that we will miss the initial snapback in currencies (which will inevitably be sharp), our strategy is to remain in an underweight and defensive posture until we have some conviction that the crisis of confidence is past.

At that point, even though the regional economic recession may have only just begun, we would look to build positions in companies which we think will be long-term winners in this new environment.

Similarly, we remain cautious on the Japanese market despite recent weakness: the economic outlook there is poor and the problems of the banking sector remain severe.

Thus, we expect that 1998 performance is likely to be driven by the European and Latin American equity markets, with Asia remaining fragile.

The views expressed are those of the portfolio managers as of December 31, 1997, and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical, and is no indication of future portfolio composition, which will vary.

Respectfully submitted,
Martin G. Wade
Portfolio Manager

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1997

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE INTERNATIONAL
                                STOCK PORTFOLIO

                                      VS.

                MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX+
                    MARCH 31, 1995 THROUGH DECEMBER 31, 1997




                                      LOGO

Note: Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., non-US Companies). The Portfolio commenced operations on April 8, 1991.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 94.8%
  RETAIL -- 13.1%
  31,300 American Pad & Paper Co.+...............................   $    301,263
  44,900 AnnTaylor Stores Corp.+.................................        600,538
 107,200 Apple South, Inc. ......................................      1,407,000
  22,200 BJ'S Wholesale Club Inc.+...............................        695,138
  59,200 Buffets Inc.+...........................................        555,000
   3,800 Claire's Stores, Inc. ..................................         73,864
  39,800 Department 56, Inc.+....................................      1,144,250
  78,700 Finish Line Inc. (The)+.................................      1,032,938
  51,900 Footstar, Inc.+.........................................      1,394,812
  29,900 Fossil, Inc.+...........................................        747,500
  58,900 Gymboree Corporation+...................................      1,612,387
  22,400 Harcourt General, Inc. .................................      1,227,800
  36,600 Huffy Corporation.......................................        494,100
  41,800 Lone Star Steakhouse & Saloon+..........................        731,500
  71,800 Micro Warehouse, Inc.+..................................      1,000,712
  34,800 Nine West Group Inc.+...................................        902,625
  54,800 Oakley, Inc.+...........................................        496,625
  59,100 Office Max Inc.+........................................        842,175
  58,000 Saks Holdings, Inc.+....................................      1,199,875
 164,800 Sunglass Hut International, Inc.+.......................      1,040,300
  22,800 Talbots.................................................        413,250
  35,500 Tommy Hilfiger Corp.+...................................      1,246,937
                                                                    ------------
                                                                      19,160,589
                                                                    ------------
  FINANCIAL SERVICES -- 9.7%
  14,800 ALBANK Financial Corporation............................        761,275
  36,828 Astoria Financial Corporation...........................      2,053,161
  27,200 Banctec Inc.+...........................................        729,300
  30,800 Bay View Capital Corporation............................      1,116,500
  16,852 Charter One Financial Inc...............................      1,063,783
  37,200 City National Corporation...............................      1,374,075
   6,500 Coast Savings Financial, Inc.+..........................        445,656
  32,700 Downey Financial Corporation............................        929,906
  26,600 FirstFed Financial Corporation+.........................      1,030,750
  13,300 First Savings Bank of Washington........................        365,750
   3,200 Flushing Financial Corporation..........................         76,400
  11,600 Golden State Bancorp Inc.+..............................        433,550
  15,700 Long Island Bancorp, Inc................................        779,112
  17,300 ML Bancorp..............................................        519,000
  48,000 PPF Bancorp Inc.+.......................................        954,000
  14,300 Pinnacle West Capital Corporation.......................        605,962
  23,800 Pulte Corporation.......................................        995,137
                                                                    ------------
                                                                      14,233,317
                                                                    ------------
  ELECTRONICS -- 7.2%
  26,800 AVX Corporation.........................................        494,125
  11,300 Cubic Corporation.......................................        370,075
  31,300 ESCO Electronics Corporation............................        528,188
  29,000 Exar Corporation+.......................................        478,500
  38,200 FSI International, Inc.+................................        448,850
  97,900 General Semiconductor Inc.+.............................      1,131,969
  48,300 International Rectifier Corp.+..........................        570,544

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  16,400 KLA-Tencor Corp.+.......................................   $    633,450
  31,600 Lam Research Corp.+.....................................        924,300
  48,600 Oak Industries, Inc.+...................................      1,442,812
  27,600 Silicon Valley Group Inc.+..............................        624,450
  20,500 Teradyne Inc.+..........................................        656,000
  95,960 Vishay Intertechnology, Inc. ...........................      2,267,055
                                                                    ------------
                                                                      10,570,318
                                                                    ------------
  MEDICAL SUPPLIES -- 5.3%
  21,900 Bard (C.R.), Inc. ......................................        685,744
  39,600 Beckman Instruments Inc.+...............................      1,584,000
  52,400 CONMED Corporation+.....................................      1,375,500
  15,200 Mallinckrodt Inc.+......................................        577,600
  87,300 Quest Diagnostics Inc.+.................................      1,473,187
  38,500 Spacelabs Medical, Inc.+................................        731,500
  32,400 Wellpoint Health Networks+..............................      1,368,900
                                                                    ------------
                                                                       7,796,431
                                                                    ------------
  TRANSPORTATION -- 5.3%
 102,800 Arkansas Best Corporation+..............................      1,002,300
  49,000 Arnold Industries, Inc. ................................        845,250
  37,600 Avondale Industries, Inc.+..............................      1,116,250
  18,900 Knightsbridge Tankers Ltd.+.............................        535,106
  33,700 Skywest, Inc............................................        998,362
  29,100 USFreightways Corporation...............................        945,750
  89,900 Yellow Corporation+.....................................      2,258,737
                                                                    ------------
                                                                       7,701,755
                                                                    ------------
  INSURANCE -- 5.1%
  40,900 Allmerica Financial Corporation.........................      2,042,444
  20,000 Berkeley, W.R. Corporation..............................        877,500
  31,200 Citizens Corporation....................................        897,000
  28,500 ESG RE Ltd.+ ...........................................        669,750
  47,300 Everest Reinsurance Holdings, Inc. .....................      1,951,125
  19,200 Guaranty Life...........................................        547,200
  16,200 SCPIE Holdings Inc. ....................................        468,787
                                                                    ------------
                                                                       7,453,806
                                                                    ------------
  OIL AND GAS -- 5.1%
  26,000 Aquila Gas Pipeline Corporation.........................        334,750
  21,200 Bayard Drilling Technologies+...........................        344,500
  32,600 Bouygues Offshore SA-ADR................................        709,050
  11,000 Cabot Oil and Gas Corporation...........................        213,813
  52,400 Dravo Corporation+......................................        576,400
  26,100 Gulf Indonesia Resources Ltd.+..........................        574,200
  67,200 Houston Exploration Company+............................      1,234,800
  38,700 Oryx Energy Company+....................................        986,850
  88,400 Santa-Fe Energy Resources, Inc..........................        994,500
  42,700 Titan Exploration, Inc.+................................        405,650
  33,900 Valero Energy Corp.+....................................      1,065,731
                                                                    ------------
                                                                       7,440,244
                                                                    ------------
  OTHER -- 4.4%
   4,800 Alberto-Culver Company, Class A.........................        129,600
  27,200 Borg-Warner Security Corporation+.......................        479,400

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  OTHER -- (CONTINUED)
  66,000 Dollar Thrifty Automotive Group, Inc.+..................   $  1,353,000
  49,300 Elsag Bailey+...........................................        813,450
  15,100 Essex International, Inc.+..............................        449,225
  76,700 Newport News Shipbuilding Inc...........................      1,951,056
  29,200 Pechiney SA-ADR.........................................        562,100
  20,600 RMI Titanium Company+...................................        412,000
  12,100 Special Devices, Inc.+..................................        353,925
                                                                    ------------
                                                                       6,503,756
                                                                    ------------
  COMPUTER SERVICE AND SOFTWARE -- 3.4%
  25,400 Global Industries Tech Inc.+............................        430,212
 135,600 Learning Company Inc.+..................................      2,178,075
 108,600 Symantec Corporation+...................................      2,382,412
                                                                    ------------
                                                                       4,990,699
                                                                    ------------
  REAL ESTATE -- 2.9%
  32,100 Cadillac Fairview Corp.+................................        754,350
  57,800 Catellus Development Corporation+.......................      1,156,000
 105,200 Kaufman & Broad Home Corporation........................      2,360,425
                                                                    ------------
                                                                       4,270,775
                                                                    ------------
  MANUFACTURING -- 2.8%
  20,200 Burlington Industries, Inc. +...........................        279,013
  40,000 Galoob Toys Inc.+.......................................        407,500
  25,400 Griffon Corporation+....................................        371,475
  28,400 Imation Corporation+....................................        454,400
  47,800 Kemet Corp.+............................................        926,125
   7,100 Trimble Navigation Ltd. +...............................        154,869
     400 US Industries, Inc.+....................................         12,050
 113,500 Vitro, Sociedad Anonima, ADS............................      1,482,594
                                                                    ------------
                                                                       4,088,026
                                                                    ------------
  MEDIA AND COMMUNICATIONS -- 2.8%
  21,400 Cox Radio, Inc., Class A+...............................        861,350
  19,700 Emmis Broadcasting Corporation+.........................        898,813
  27,800 Ortel Corporation+......................................        437,850
  48,400 Young Broadcasting Corporation, Class A+................      1,875,500
                                                                    ------------
                                                                       4,073,513
                                                                    ------------
  CONSUMER SERVICES -- 2.6%
  73,300 ACNielson Corporation+..................................      1,786,688
  43,500 Cambridge Shopping Centers++............................        436,811
  77,500 Furniture Brands International Inc.+....................      1,588,750
                                                                    ------------
                                                                       3,812,249
                                                                    ------------
  FOOD AND BEVERAGES -- 2.3%
  47,700 Bob Evans Farms, Inc. ..................................      1,055,363
  42,800 Hudson Foods, Inc, Class A..............................        880,075
  19,900 Ingles Markets Inc., Class A............................        283,575
  51,400 J.M. Smucker Company, Class B...........................      1,182,200
                                                                    ------------
                                                                       3,401,213
                                                                    ------------

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  MACHINERY AND ENGINEERING -- 2.3%
  39,800 AGCO Corporation........................................   $  1,164,150
  29,300 Albany International Corp.+.............................        673,900
  35,800 Amcast Industrial Corporation...........................        821,163
  28,600 Pacific Scientific Company..............................        686,400
                                                                    ------------
                                                                       3,345,613
                                                                    ------------
  TEXTILES AND APPAREL -- 2.0%
  65,600 Guilford Mills Inc.+....................................      1,795,800
  75,900 Phillips-Van Heusen Company.............................      1,081,575
                                                                    ------------
                                                                       2,877,375
                                                                    ------------
  TELECOMMUNICATIONS -- 1.7%
  30,900 ANTEC Corporation+......................................        482,813
  30,366 Commscope Inc.+.........................................        408,043
  26,900 Network Equipment Technologies, Inc.+...................        393,412
  71,900 Scientific-Atlanta, Inc.................................      1,204,325
                                                                    ------------
                                                                       2,488,593
                                                                    ------------
  CHEMICALS -- 1.6%
  37,000 Geon Company............................................        864,875
  31,700 Quaker Chemical Corporation.............................        600,319
  43,900 Wellman Inc.............................................        856,050
                                                                    ------------
                                                                       2,321,244
                                                                    ------------
  METALS & MINING -- 1.6%
  28,500 Commonwealth Industries Inc. ...........................        413,250
   2,700 Intermet Corp...........................................         47,250
  50,700 Special Metals Corporation+.............................        912,600
  29,100 Wolverine Tube Inc.+....................................        902,100
                                                                    ------------
                                                                       2,275,200
                                                                    ------------
  PRINTING AND PUBLISHING -- 1.5%
  21,800 Harland (John H.) Company...............................        456,437
  57,100 Hollingher International, Inc. .........................        799,400
  26,300 Lexmark International Group Inc.+.......................        999,400
                                                                    ------------
                                                                       2,255,237
                                                                    ------------
  CONTAINERS -- 1.5%
  51,900 Ball Corp...............................................      1,832,719
  57,700 Gaylord Container Corporation, Class A+.................        331,775
                                                                    ------------
                                                                       2,164,494
                                                                    ------------
  LEISURE -- 1.4%
 100,800 Boyd Gaming Corp.+......................................        667,800
  16,100 Carmike Cinemas, Inc., Class A+.........................        461,869
  24,400 MGM Grand+..............................................        879,925
                                                                    ------------
                                                                       2,009,594
                                                                    ------------
  AEROSPACE & DEFENSE -- 1.3%
  20,700 Alliant Techsystems Inc.+...............................      1,154,025
   9,410 BF Goodrich Co..........................................        389,927
   3,200 Fairchild Corporation, (The)+...........................         79,600
  11,100 Watkins-Johnson Company.................................        287,906
                                                                    ------------
                                                                       1,911,458
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  PAPER AND PAPER PRODUCTS -- 1.2%
 61,200 Unisource Worldwide Inc.+................................   $    872,100
 41,200 Wausau Paper Mills Company...............................        824,000
                                                                    ------------
                                                                       1,696,100
                                                                    ------------
  ADVERTISING -- 1.0%
 61,600 True North Communications, Inc...........................      1,524,600
                                                                    ------------
  BUILDING AND CONSTRUCTION -- 1.0%
 35,900 CalMat Company...........................................      1,000,713
 28,800 Chicago Bridge & Iron Co.+...............................        468,000
                                                                    ------------
                                                                       1,468,713
                                                                    ------------
  COMPUTERS -- 1.0%
 21,300 Cypress Semiconductor+...................................        181,050
 51,000 LTX Corporation+.........................................        226,312
 35,500 Read-Rite Corporation+...................................        559,125
 25,900 Western Digital Corp.+...................................        416,019
                                                                    ------------
                                                                       1,382,506
                                                                    ------------
  AUTO PARTS -- 0.7%
 22,100 Excel Industries, Inc....................................        399,181
 13,300 Lear Corporation+........................................        631,750
                                                                    ------------
                                                                       1,030,931
                                                                    ------------
  STEEL -- 0.7%
 67,400 ARMCO Inc.+..............................................        332,788
 41,600 Birmingham Steel Corporation.............................        655,200
                                                                    ------------
                                                                         987,988
                                                                    ------------
  HOTELS/RESORTS -- 0.6%
 79,400 Station Casinos Inc.+....................................        808,887
                                                                    ------------
  DIVERSIFIED OPERATIONS -- 0.5%
 23,100 Calgon Carbon Corporation................................        252,656
 24,800 MascoTech, Inc...........................................        455,700
                                                                    ------------
                                                                         708,356
                                                                    ------------
  AGRICULTURE -- 0.4%
 21,300 Scotts Company (The), Class A+...........................        644,325
                                                                    ------------
  HEALTH CARE -- 0.4%
  4,390 Coram Healthcare Corporation+............................         14,816
 46,300 Mid Atlantic Medical Services, Inc.+.....................        590,325
                                                                    ------------
                                                                         605,141
                                                                    ------------
  UTILITIES -- 0.4%
 13,200 New England Electric System..............................        564,300
                                                                    ------------
        Total Common Stock
         (Cost $128,609,177).....................................    138,567,346
                                                                    ------------

 PRINCIPAL                                                             VALUE
 AMOUNT                                                               (NOTE 1)
 ---------                                                            --------
 COMMERCIAL PAPER -- 6.8%
 $2,889,000 Ford Motor Company,
             6.250% due 01/02/1998...............................   $  2,889,000
  7,000,000 General Electric Capital Corporation,
             6.650% due 01/02/1998...............................      7,000,000
                                                                    ------------
            Total Commercial Paper
             (Cost $9,889,000)...................................      9,889,000
                                                                    ------------

TOTAL INVESTMENTS
 (COST $138,498,177*)...................................... 101.6%  148,456,346
OTHER ASSETS AND LIABILITIES (NET).........................  (1.6)   (2,261,225)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $146,195,121
                                                            =====  ============

------------
*  Aggregate cost for federal tax purposes was $138,645,013.
+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
ADS -- American Depositary Shares
ADR -- American Depository Receipts

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1997

  PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 1)
  ---------                                                           --------
 U.S. TREASURY OBLIGATIONS -- 56.4%
  U.S. TREASURY NOTES -- 40.3%
             U.S. Treasury Notes:
 $ 3,400,000 5.500% due 11/15/1998................................   $ 3,396,294
   3,157,000 5.875% due 11/15/1999................................     3,168,334
   2,171,000 6.750% due 05/31/1999................................     2,202,892
   3,628,000 6.375% due 08/15/2002................................     3,721,530
   5,967,000 6.500% due 10/15/2006................................     6,247,628
                                                                     -----------
                                                                      18,736,678
                                                                     -----------
  U.S. TREASURY BONDS -- 16.1%
   6,493,000 U.S. Treasury Bond,
             7.250% due 08/15/2022................................     7,500,454
                                                                     -----------
             Total U.S. Treasury Obligations
              (Cost $25,357,046)..................................    26,237,132
                                                                     -----------
 MORTGAGE-BACKED SECURITIES -- 24.1%
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 9.2%
             FNMA:
     186,280 7.000% due 08/01/2003................................       188,741
     165,050 6.500% due 11/01/2003................................       164,319
     524,284 6.000% due 03/01/2004................................       518,386
     224,674 7.500% due 06/01/2009................................       231,484
     235,401 7.536% due 06/01/2016................................       248,715
     162,226 7.000% due 07/01/2022................................       164,202
      57,976 7.000% due 07/01/2023................................        58,759
     246,105 6.500% due 02/01/2026................................       243,489
     211,000 7.000% due 09/01/2026................................       212,978
     865,000 5.980% due 11/12/2027................................       829,855
   1,299,000 15 Year, TBA,
              6.500% due 01/01/2008...............................     1,300,624
     125,000 Series 1996-M7, Class B,
              6.856%# due 06/17/2011..............................       127,344
                                                                     -----------
                                                                       4,288,896
                                                                     -----------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 8.9%
             GNMA:
     387,507 8.000% due 07/15/2017................................       401,675
     215,656 8.500% due 12/15/2021................................       229,348
     340,498 9.000% due 12/15/2021................................       369,328
     242,275 7.000% due 11/15/2023................................       245,076
     428,384 7.500% due 12/15/2023................................       440,027
     234,556 8.500% due 05/15/2027................................       246,356
     408,412 8.000% due 06/15/2027................................       423,344
   1,477,090 8.000% due 08/15/2027................................     1,531,092
     253,932 8.000% due 07/15/2017................................       267,078
                                                                     -----------
                                                                       4,153,324
                                                                     -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 6.0%
             FHLMC:
     269,109 7.000% due 01/01/2000................................       270,949
     114,098 9.000% due 10/01/2005................................       119,765
      76,893 5.500% due 05/01/2011................................        74,850
     205,555 9.500% due 07/25/2022................................       221,393
     510,000 5.500% due 09/15/2022................................       450,871
     246,244 9.500% due 12/01/2022................................       266,709

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ---------                                                            --------
 $  534,434 8.500% due 07/01/2027.................................   $   563,769
    795,005 Gold, 30 Year TBA,
             7.00% due 12/01/2027.................................       801,961
                                                                     -----------
                                                                       2,770,267
                                                                     -----------
            Total Mortgage-Backed Securities
             (Cost $11,048,242)...................................    11,212,487
                                                                     -----------
 CORPORATE FIXED INCOME SECURITIES -- 12.1%
  FINANCIAL SERVICES -- 4.3%
     40,000 Ahmanson (H.F.) & Company,
             Medium Term Note,
             7.650% due 04/15/2000................................        41,327
            Associates Corporation of North America,
             Senior Notes:
     60,000 6.625% due 05/15/2001.................................        60,733
     86,000 6.750% due 07/15/2001.................................        87,445
     70,000 6.750% due 08/01/2001.................................        70,446
    250,000 BankBoston,
             Subordinate Note,
             7.375% due 09/15/2006................................       263,918
     90,000 First Security Corporation,
             Senior Note,
             6.875% due 11/15/2006................................        91,971
     95,000 Fleet Financial Group, Inc.,
             Subordinate Note,
             7.125% due 04/15/2006................................        98,780
    305,000 Great Western Financial Corporation, Notes,
             8.206% due 02/01/2027................................       323,489
    150,000 Lehman Brothers, Inc.,
             Senior Subordinate Note,
             6.125% due 02/01/2001................................       148,895
     30,000 Lincoln National Corporation, Note,
             7.250% due 05/15/2005................................        31,148
    117,000 Morgan Stanley & Company, Notes,
             7.630% due 12/15/2006................................       125,409
    190,000 Paine Webber Group Inc.:
             Medium Term Note,
              8.060% due 01/17/2017...............................       214,430
     30,000 Senior Note,
             7.625% due 10/15/2008................................        32,116
    280,000 Medium Term Note,
             6.785% due 07/01/2003................................       282,450
            Smith Barney Holdings Inc.,
             Medium Term Notes:
     25,000 7.875% due 10/01/1999.................................        25,662
     80,000 7.125% due 10/01/2006.................................        82,638
                                                                     -----------
                                                                       1,980,857
                                                                     -----------
  OIL AND GAS -- 1.4%
     50,000 Gulf Canada Resources Ltd.,
             Subordinate Debentures,
             9.625% due 07/01/2005................................        54,375
    334,000 Niagara Mohawk Power, Note,
             8.000% due 06/01/2004................................       353,900
     30,000 Norcen Energy Resources, Debenture,
             7.375% due 05/15/2006................................        31,484

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ---------                                                            --------
 CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
  OIL AND GAS -- (CONTINUED)
            Oryx Energy Company, Debentures:
 $   90,000 9.500% due 11/01/1999.................................   $    94,344
     90,000 10.000% due 04/01/2001................................        98,871
                                                                     -----------
                                                                         632,974
                                                                     -----------
  MANUFACTURING -- 1.1%
    530,000 Raytheon Co.
             6.450% due 08/15/2002................................       532,602
                                                                     -----------
  MEDIA AND COMMUNICATIONS -- 1.1%
    190,000 Paramount Communications, Notes,
             5.875% due 07/15/2000................................       185,850
     80,000 Rogers Cablesystems, Note,
             9.625% due 08/01/2002................................        85,000
    245,000 360 Communications Company, Senior Note,
             7.125% due 03/01/2003................................       250,209
                                                                     -----------
                                                                         521,059
                                                                     -----------
  RETAIL -- 0.9%
            Federated Department Stores Inc.,
             Senior Notes:
     80,000 10.000% due 02/15/2001................................        88,032
     50,000 8.125% due 10/15/2002.................................        53,404
            Kroger Company, Senior Notes:
    160,000 10.000% due 05/01/1999................................       167,600
     80,000 8.150% due 07/15/2006.................................        88,294
                                                                     -----------
                                                                         397,330
                                                                     -----------
  ENTERTAINMENT AND LEISURE -- 0.6%
     52,000 Hilton Hotels Corporation, Notes,
             7.375% due 06/01/2002................................        53,389
    237,000 Royal Caribbean Cruises, Note,
             7.125% due 09/18/2002................................       242,200
                                                                     -----------
                                                                         295,589
                                                                     -----------
  HEALTH CARE -- 0.6%
            Tenet Healthcare Corporation,
             Senior Notes:
     70,000 8.625% due 12/01/2003.................................        72,975
    180,000 8.000% due 01/15/2005.................................       183,150
                                                                     -----------
                                                                         256,125
                                                                     -----------
  OTHER -- 0.5%
    235,000 Loewen Group, Inc., Notes,
             7.500% due 04/15/2001................................       242,400
                                                                     -----------
  AEROSPACE AND DEFENSE -- 0.5%
    190,000 Lockheed Martin Corporation,
             Guaranteed Debenture,
             7.750% due 05/01/2026................................       210,560
                                                                     -----------
  TEXTILES -- 0.4%
    170,000 Westpoint Stevens Inc., Senior Note,
             8.750% due 12/15/2001................................       177,225
                                                                     -----------
  UTILITIES -- 0.3%
    140,000 El Paso Electric Company, First Mortgage,
             7.250% due 02/01/1999................................       140,657
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
  SOVEREIGN -- 0.2%
 $  105,000 Republic of Columbia, Note,
             7.625% due 02/15/2007...............................   $    98,306
                                                                    -----------
  TRANSPORTATION -- 0.1%
     64,000 Union Pacific Corporation, Note,
             6.700% due 12/01/2006...............................        64,319
                                                                    -----------
  AUTOMOTIVE -- 0.1%
     55,000 Ford Motor Company, Notes,
             7.400% due 11/01/2046...............................        58,946
                                                                    -----------
            Total Corporate Fixed Income Securities
             (Cost $5,416,515)...................................     5,608,949
                                                                    -----------
 AGENCY SECURITIES -- 4.7%
  FEDERAL FARM CREDIT BANK (FFCB) -- 2.1%
  1,000,000 FFCB, Medium Term Note,
             6.250% due 06/26/1998...............................     1,002,340
                                                                    -----------
  TENNESSEE VALLEY AUTHORITY (TVA) -- 1.4%
    625,000 TVA,
             8.375% due 10/01/1999...............................       650,975
                                                                    -----------
  FEDERAL HOME LOAN BANK (FHLB) -- 1.2%
    550,000 FHLB,
             5.590% due 01/05/2001...............................       546,216
                                                                    -----------
            Total Agency Securities
             (Cost $2,210,568)...................................     2,199,531
                                                                    -----------
 ASSET-BACKED SECURITIES -- 0.9%
     90,377 Fleetwood Credit Corporation, 1997-A, Note, 6.640%
             due 09/15/2012......................................        91,366
     92,000 MCFI, 97-MCI, A3,
             7.288% due 03/20/2007...............................        96,543
            The Money Store:
     65,000 Series 1994-B-A4,
            7.600% due 07/15/2021................................        66,899
     34,000 Series 1994-CI-A4,
            7.800% due 10/15/2021................................        34,207
    144,000 Series 1996-C-A6,
            7.690% due 06/15/2024................................       148,591
                                                                    -----------
            Total Asset-Backed Securities
             (Cost $426,818).....................................       437,606
                                                                    -----------
 REPURCHASE AGREEMENT -- 4.2% (Cost $1,972,000)
  1,972,000 Agreement with UBS, 6.480% dated
             12/31/97 to be repurchased at $1,972,710 on 01/02/98
             collateralized by $1,475,000 U.S. Treasury Note,
             8.875% due 02/15/19.................................     1,972,000
                                                                    -----------

TOTAL INVESTMENTS
 (COST $46,431,189*)....................................... 102.4 %  47,667,705
OTHER ASSETS & LIABILITIES (NET)...........................  (2.4)   (1,125,724)
                                                            -----   -----------
NET ASSETS................................................. 100.0 % $46,541,981
                                                            =====   ===========

------------
* Aggregate cost for federal tax purposes was $46,434,616.
# Variable rate security. The interest rate shown reflects the rate in effect at December 31, 1997.

Abbreviations:
Gold -- Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle.
TBA --  To Be Announced

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                            ENHANCED INDEX PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 99.5%
  FINANCIAL SERVICES -- 13.0%
   263  A.G. Edwards Inc...........................................  $    10,454
   277  Ahmanson (H.F.) & Company..................................       18,542
   300  Ambac Financial Group, Inc.................................       13,800
 1,500  American Express Company...................................      133,875
   136  Associated Bancorporation..................................        7,497
   171  Associates First Capital Corporation.......................       12,162
 1,342  Banc One Corporation.......................................       72,887
 2,100  Bankamerica Corporation....................................      153,300
   415  BankBoston Corporation.....................................       38,984
   166  Bankers Trust N.Y. Corporation.............................       18,665
 1,500  Barnett Banks of Florida, Inc..............................      107,813
   107  BB&T Corporation...........................................        6,855
   335  Bear Stearns Companies, Inc................................       15,913
   161  Beneficial Corporation.....................................       13,383
   300  Capital One Financial Corporation..........................       16,256
    45  CCB Financial Corporation..................................        4,837
   200  Charter One Financial, Inc.................................       12,625
 1,300  Chase Manhattan Corporation................................      142,350
 1,406  Citicorp...................................................      177,771
   105  Comerica, Inc..............................................        9,476
    63  Commerce Bancshares, Inc...................................        4,268
   168  Compass Bancshares, Inc....................................        7,350
   110  ContiFinancial Corporation+................................        2,771
   308  Crestar Financial Corporation..............................       17,556
    95  Deposit Guaranty Corporation...............................        5,403
   356  Dime Bancorp Inc...........................................       10,769
 2,200  Federal Home Loan Mortgage Corporation.....................       92,263
 3,300  Federal National Mortgage Association......................      188,306
   100  Financial Security Assurance Holdings......................        4,825
   160  Finova Group, Inc..........................................        7,950
   148  First America Bankcorp.....................................       11,414
    58  First American Corporation.................................        2,885
   922  First Chicago NBD Corporation..............................       76,987
   500  First Commerce Corporation.................................       33,625
    62  First Commercial Corporation...............................        3,632
    19  First Empire State Corporation.............................        8,835
   178  First Tennessee National Corporation.......................       11,881
 3,000  First Union Corporation....................................      153,750
    48  First Virginia Banks Inc...................................        2,481
   402  Firstar Corporation........................................       17,060
   900  Fleet Financial Group, Inc.................................       67,444
   158  Golden West Financial Corporation..........................       15,454
   123  Greenpoint Financial Corporation...........................        8,925
   412  Greentree Financial Corporation............................       10,789
   260  Hibernia Corporation, Class A..............................        4,891
   305  Household International, Inc...............................       38,907
   181  Keycorp....................................................       12,817
    99  Lehman Brothers Holdings, Inc..............................        5,049
   125  Marshall & Ilsley Corporation..............................        7,766
   372  Mercantile Bankshares Corporation..........................       22,878
   166  Money Store Inc (The)......................................        3,486

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 1,874  Morgan Stanley/Dean Witter Discover & Company.............   $   110,800
   139  National Commerce Bancorporation..........................         4,900
 1,176  NationsBank Corporation...................................        71,516
   288  Northern Trust Corporation................................        20,088
   200  North Fork Bancorporation, Inc............................         6,713
   170  Ocwen Financial Corporation...............................         4,324
    94  Old Kent Financial Corporation............................         3,725
   300  Pacific Century Financial.................................         7,425
   276  Paine Webber Group, Inc...................................         9,539
   196  PNC Bank Corporation......................................        11,184
   106  Provident Financial Group, Inc............................         5,141
   300  Providian Financial Corporation...........................        13,556
   128  Regions Financial Corporation.............................         5,400
   149  Republic NY Corporation...................................        17,014
   300  Southtrust Corporation....................................        19,031
   232  Sovereign Bancorp, Inc....................................         4,814
   238  Star Banc Corporation.....................................        13,655
   300  TCF Financial Corporation.................................        10,181
   634  TCI Ventures, Inc., Class A+..............................        17,950
 3,600  Travelers, Inc............................................       193,950
   109  Union Planters Corporation................................         7,405
   264  US Bancorp................................................        29,551
   104  Valley National Bancorp...................................         4,088
   129  Washington Federal, Inc...................................         4,055
   800  Washington Mutual, Inc....................................        51,050
   224  Wells Fargo & Company.....................................        76,034
    68  Wilmington Trust Corporation..............................         4,242
                                                                     -----------
                                                                       2,577,193
                                                                     -----------
  TECHNOLOGY -- 12.5%
   426  Advanced Micro Devices, Inc+..............................         7,641
 1,500  Applied Materials, Inc....................................        45,188
   127  Autodesk, Inc.............................................         4,699
   800  Bay Networks, Inc.+.......................................        20,450
   619  Cabletron Systems, Inc.+..................................         9,285
 4,100  Cisco Systems, Inc. ......................................       228,575
 3,000  Compaq Computer Corporation...............................       169,313
 1,651  Computer Associates International, Inc....................        87,297
 1,200  Dell Computer Corporation+................................       100,800
 1,481  Electronic Data Systems Corporation.......................        65,071
 2,000  EMC Corporation...........................................        54,875
 1,600  First Data Corporation....................................        46,800
   300  Gateway 2000, Inc. .......................................         9,788
 6,500  Intel Corporation.........................................       456,625
 3,900  International Business Machines Corporation...............       407,792
 1,304  Lucent Technologies.......................................       104,157
 1,600  Microsoft Corporation+....................................       206,800
 2,400  Motorola, Inc.............................................       136,950
   600  National Semiconductor Inc.+..............................        15,563
 3,900  Oracle Corporation........................................        87,019
   577  Quantum Corporation.......................................        11,576
    70  Read-Rite Corporation+....................................         1,102
 1,174  Rockwell International Corporation........................        61,341

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                            ENHANCED INDEX PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  TECHNOLOGY -- (CONTINUED)
   479  Silicon Graphics, Inc.+...................................   $     5,958
 1,500  Sun Microsystems Inc.+....................................        59,813
 1,600  Texas Instruments, Inc....................................        72,000
   221  Xilinx, Inc...............................................         7,749
                                                                     -----------
                                                                       2,484,227
                                                                     -----------
  CONSUMER STAPLES -- 11.0%
 1,900  Anheuser-Busch Companies Inc..............................        83,600
   386  Avon Products Inc.........................................        23,691
 4,516  Coca-Cola Company.........................................       300,877
   175  CPC International, Inc....................................        18,856
   463  General Mills Inc.........................................        33,162
 2,130  Gillette Company..........................................       213,932
   976  H.J. Heinz Company........................................        49,593
   192  Hershey Foods Corporation.................................        11,892
   319  International Flavors & Fragrances, Inc...................        16,428
 1,206  Kellogg Company...........................................        59,848
 2,000  Kimberly-Clark Corporation................................        98,625
   151  Nabisco Holdings Corporation, Class A.....................         7,314
 5,000  PepsiCo, Inc..............................................       182,188
 9,300  Philip Morris Companies Inc...............................       421,406
 4,800  Proctor & Gamble Company..................................       383,100
   400  Ralston-Ralston Purina Group..............................        37,175
 1,405  Sara Lee Corporation......................................        79,119
 2,500  Unilever, NV ADR..........................................       156,094
                                                                     -----------
                                                                       2,176,900
                                                                     -----------
  MULTI-INDUSTRY -- 8.6%
 4,232  Allied Signal, Inc........................................       164,784
 5,800  Boeing Company............................................       283,838
   156  Coltec Industries, Inc.+..................................         3,617
   713  Eastman Kodak Company.....................................        43,359
   475  Fruit of the Loom, Inc., Class A+.........................        12,172
 5,800  General Electric Company..................................       425,575
 1,520  General Motors Corporation, Class H.......................        56,145
   578  Harris Corporation........................................        26,516
   406  Honeywell Inc.............................................        27,811
   887  ITT Industries, Inc.......................................        27,830
   629  Johnson Controls, Inc.....................................        30,035
 1,055  Raytheon Company--Class A.................................        52,017
   434  Raytheon Company--Class B.................................        21,917
   111  Sensormatic Electronics Corporation.......................         1,825
   300  Symbol Technologies, Inc..................................        11,325
 1,300  Tenneco Inc. .............................................        51,350
 4,202  Tyco International, Ltd. .................................       189,353
   121  Unifi Inc.................................................         4,923
 3,414  Waste Management Inc. ....................................        93,885
   185  Wheelabrator Technologies, Inc............................         2,972
 2,400  Xerox Corporation.........................................       177,150
                                                                     -----------
                                                                       1,708,399
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  ENERGY -- 8.6%
   150  Anadarko Petroleum Corporation............................   $     9,103
   288  Ashland Inc...............................................        15,462
 1,342  Atlantic Richfield Company................................       107,528
   697  Baker Hughes, Inc.........................................        30,407
 1,631  Chevron Corporation.......................................       125,587
   400  Consolidated Natural Gas Company..........................        24,200
   220  Cooper Cameron Corporation................................        13,420
   289  Diamond Offshore Drilling, Inc............................        13,908
 8,700  Exxon Corporation.........................................       532,331
    92  Input/Output, Inc+........................................         2,731
 3,012  Mobil Corporation.........................................       217,429
   542  Noble Drilling Corporation+...............................        16,599
   846  Occidental Petroleum Corporation..........................        24,798
   306  Phillips Petroleum Company................................        14,879
    52  Pogo Producing Company....................................         1,534
 5,547  Royal Dutch Petroleum Company, ADR........................       300,578
 1,200  Schlumberger Ltd..........................................        96,600
   159  Smith International, Inc+.................................         9,759
 1,900  Texaco, Inc...............................................       103,313
   645  Tosco Corporation.........................................        24,389
   232  Valero Energy Corporation.................................         7,294
   218  Western Resources, Inc....................................         9,374
                                                                     -----------
                                                                       1,701,223
                                                                     -----------
  DRUGS -- 8.6%
   259  ALZA Corporation..........................................         8,239
 1,600  American Home Products Corporation........................       122,400
 4,700  Bristol-Myers Squibb Company..............................       444,738
 1,300  Chiron Corporation+.......................................        22,100
    12  Crescendo Pharmaceuticals+................................           139
   500  Forest Laboratories, Inc.+................................        24,656
 2,346  Johnson & Johnson, Inc....................................       154,543
 2,551  Merck & Company, Inc......................................       271,044
 2,566  Pfizer Inc................................................       191,327
 2,847  Schering-Plough Corporation...............................       176,870
 2,100  Warner-Lambert Company....................................       260,400
   600  Watson Pharmaceuticals....................................        19,463
                                                                     -----------
                                                                       1,695,919
                                                                     -----------
  TELEPHONE -- 6.9%
   600  360 Communications Company+...............................        12,113
 2,100  Airtouch Communications, Inc.+............................        87,281
 1,750  AT&T Corporation..........................................       107,188
 1,440  Bell Atlantic Corporation.................................       131,040
 2,004  BellSouth Corporation.....................................       112,850
 4,500  GTE Corporation...........................................       235,125
 4,000  MCI Communications Corporation............................       171,250
 4,100  SBC Communications, Inc...................................       300,325
 2,000  Sprint Corporation........................................       117,250
 3,094  WorldCom Inc+.............................................        93,593
                                                                     -----------
                                                                       1,368,015
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                            ENHANCED INDEX PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  SERVICES -- 5.4%
   600  Circus Circus Enterprises Inc.+...........................   $    12,300
   120  Comcast Corporation, Class A..............................         3,787
   161  Cox Communications, Class A+..............................         6,450
 1,000  Donnelley (R.R.) & Sons Company...........................        37,250
   267  Equifax, Inc..............................................         9,462
   254  Extended Stay America, Inc.+..............................         3,159
   325  Harrah's Entertainment, Inc.+.............................         6,134
   880  Hilton Hotels Corporation.................................        26,180
   796  International Game Technology Inc.........................        20,099
   422  ITT Corporation, New+.....................................        34,973
 2,292  McDonald's Corporation....................................       109,443
   190  MGM Grand, Inc.+..........................................         6,852
 1,096  Mirage Resorts, Inc.+.....................................        24,934
 1,147  Seagram Company Ltd.......................................        37,062
   981  Service Corporation International.........................        36,236
 3,100  Tele Communications Inc., New, Class A+...................        86,606
 3,200  Time Warner Inc. .........................................       198,400
 4,000  US West Inc.+.............................................       115,500
 1,935  Viacom Inc., Class B+.....................................        80,182
 2,114  Walt Disney Productions...................................       209,418
                                                                     -----------
                                                                       1,064,427
                                                                     -----------
  RETAIL -- 4.9%
   713  Albertson's, Inc. ........................................        33,778
   300  American Stores Company...................................         6,169
 1,044  Autozone, Inc.+...........................................        30,276
   300  Best Buy Company Inc.+....................................        11,062
   500  Circuit City Stores, Inc. ................................        17,781
   900  Corporate Express, Inc. ..................................        11,588
   700  Dayton Hudson Corporation.................................        47,250
   700  Dillards, Inc-Class A Shares..............................        24,675
 1,030  Federated Department Stores, Inc.+........................        44,354
   179  Gap Stores, Inc. .........................................         6,326
   200  General Nutrition Companies, Inc.+........................         6,800
 1,356  Home Depot, Inc. .........................................        79,411
   303  J.C. Penney Company, Inc. ................................        18,275
 1,800  Kroger Company............................................        66,488
   308  Limited Inc. (The)........................................         7,854
   432  Lowe's Companies, Inc. ...................................        20,601
   294  May Department Stores Company.............................        15,490
    98  Nine West Group, Inc.+....................................         2,542
 1,200  Safeway, Inc.+............................................        75,900
 2,626  Sears Roebuck & Company...................................       118,826
   351  TJX Companies Inc. .......................................        12,066
 1,903  Toys R Us Inc.+...........................................        59,826
 6,268  Wal-Mart Stores Inc. .....................................       247,194
                                                                     -----------
                                                                         964,532
                                                                     -----------
  BASIC INDUSTRY -- 4.5%
   256  Air Products and Chemicals Inc. ..........................        21,056
   158  Albemarble Corporation....................................         3,772
 1,013  Alcan Aluminum Ltd........................................        27,984

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
   588  Allegheny Teledyne Inc. ..................................   $    15,215
   827  Aluminum Company of America...............................        58,200
   443  Boise Cascade Corporation.................................        13,401
   300  Bowater, Inc. ............................................        13,331
   529  Champion International Corporation........................        23,970
   210  Crompton & Knowles Corporation............................         5,565
   128  Cytec Industries Inc.+....................................         6,008
   800  Dow Chemical Company......................................        81,200
 3,800  du Pont (E.I.) de Nemours & Company.......................       228,238
   217  El Paso Natural Gas Company...............................        14,430
   315  Falcon Drilling Company Inc.+.............................        11,045
   252  Fort James Corporation....................................         9,639
   874  Freeport McMoRan Copper & Gold Inc.,
         Class A..................................................        13,383
    18  Georgia Pacific Corporation--[Pac Group]..................         1,094
    18  Georgia Pacific Corporation--[Timber Group]...............           408
   772  Inco, Ltd. ...............................................        13,124
   412  Louisiana-Pacific Corporation.............................         7,828
   234  Lyondell Petrochemical Company............................         6,201
   800  Mead Corporation..........................................        22,400
 2,000  Monsanto Company..........................................        84,000
   300  Oregon Metallurgical Corporation+.........................        10,012
   300  Phelps Dodge Corporation..................................        18,675
   286  PPG Industries, Inc. .....................................        16,338
   542  Praxair, Inc. ............................................        24,390
   300  Reynolds Metals Company...................................        18,000
   200  Rohm & Haas Company.......................................        19,150
   400  Solutia, Inc. ............................................        10,675
   400  Temple-Inland, Inc. ......................................        20,925
    23  Union Camp Corporation....................................         1,235
   500  Union Carbide Corporation.................................        21,469
   208  USG Corporation+..........................................        10,192
   723  Weyerhauser Company.......................................        35,472
                                                                     -----------
                                                                         888,025
                                                                     -----------
  INSURANCE -- 3.8%
   842  Allstate Corporation......................................        76,517
   461  American General Corporation..............................        24,923
 2,900  American International Group..............................       315,375
   300  CIGNA Corporation.........................................        51,919
   119  Fremont General Corporation...............................         6,515
    93  General Re Corporation....................................        19,716
   500  Hartford Financial Services...............................        46,781
   176  Lincoln National Corporation..............................        13,750
   700  Marsh & McLennan Companies, Inc...........................        52,194
   400  MBIA, Inc. ...............................................        26,725
    92  Mercury General Corporation...............................         5,083
   124  Ohio Casualty Corporation.................................         5,534
   128  The PMI Group Inc. .......................................         9,256
   571  Safeco Corporation........................................        27,836
   400  St. Paul Companies, Inc. .................................        32,825
   131  Transamerica Corporation..................................        13,951
   600  UNUM Corporation..........................................        32,625
                                                                     -----------
                                                                         761,525
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                            ENHANCED INDEX PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  CYCLICAL -- 3.3%
   439  Black & Decker Corporation................................   $    17,148
 3,600  Chrysler Corporation......................................       126,675
   470  Cooper Tire & Rubber Company..............................        11,456
   476  Echlin, Inc. .............................................        17,225
 2,220  Ford Motor Company........................................       108,086
   827  Genuine Parts Company.....................................        28,066
 1,300  Goodyear Tire & Rubber Company............................        82,713
 1,100  Hasbro, Inc.  ............................................        34,650
   207  Lear Corporation+.........................................         9,832
   444  Leggett & Platt, Inc. ....................................        18,593
 1,785  Mattel, Inc. .............................................        66,491
 1,000  Nike, Inc--Class B Shares.................................        39,250
   400  Owens Corning Inc.........................................        13,650
   500  Reebok International, Ltd.+ ..............................        14,406
 1,093  Rubbermaid, Inc. .........................................        27,325
   446  Stone Container Corporation+..............................         4,655
   600  Whirlpool Corporation.....................................        33,000
                                                                     -----------
                                                                         653,221
                                                                     -----------
  UTILITIES -- 3.0%
    91  American Electric Power Company, Inc. ....................         4,698
   230  American Water Works, Inc. ...............................         6,282
   462  Baltimore Gas & Electric Company..........................        15,737
   699  Central and Southwest Corporation.........................        18,917
   600  CINergy Corporation.......................................        23,025
   400  CMS Energy Corporation....................................        17,625
   700  Dominion Resources Inc. ..................................        29,794
   190  DTE Energy Company........................................         6,591
 1,400  Duke Energy Corporation...................................        77,525
 1,193  Enron Corporation.........................................        49,584
 1,000  Entergy Corporation New...................................        29,938
   173  GPU, Inc. ................................................         7,288
   971  Houston Industries, Inc. .................................        25,914
   300  Illinova Corporation......................................         8,081
   190  Kansas City Power & Light Company.........................         5,617
   214  New England Electric Systems..............................         9,148
   200  NIPSCO Industries, Inc. ..................................         9,888
   500  Northeast Utilities.......................................         5,906
   300  Northern States Power Company.............................        17,475
   248  Peco Energy Company.......................................         6,014
   346  PG&E Corporation..........................................        10,531
   118  Pinnacle West Capital Corporation.........................         5,000
   470  Potomac Electric Power Company............................        12,132
   159  P P & L Resources, Inc. ..................................         3,806
   485  Public Service Enterprise Group, Inc. ....................        15,368
 2,700  Southern Company..........................................        69,863
   409  Teco Energy, Inc. ........................................        11,503
   900  Texas Utilities Company...................................        37,406
   813  Unicom Corporation........................................        25,000
   400  Union Electric Company....................................        17,300
   400  Wisconsin Energy Corporation..............................        11,500
                                                                     -----------
                                                                         594,456
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  HEALTH SERVICES -- 2.5%
 1,100  Aetna Inc. ...............................................   $    77,619
   400  Bard, Inc. (C.R.).........................................        12,525
   400  Bausch & Lomb Inc. .......................................        15,850
 1,446  Boston Scientific Corporation+............................        66,335
 4,200  Columbia/HCA Healthcare Corporation.......................       124,425
   300  Health Care & Retirement Corporation+.....................        12,075
 1,200  Humana, Inc.+.............................................        24,900
   304  Perkin-Elmer Corporation..................................        21,603
 2,300  Tenet Healthcare Corporation+.............................        76,188
 1,400  United Healthcare Corporation.............................        69,563
                                                                     -----------
                                                                         501,083
                                                                     -----------
  CAPITAL GOODS -- 1.7%
    81  Aeroquip-Vickers Inc. ....................................         3,974
 1,600  Caterpillar Inc. .........................................        77,700
   600  Cooper Industries Inc. ...................................        29,400
   200  Cummins Engine Inc. ......................................        11,812
   221  Eaton Corporation.........................................        19,724
 2,100  Emerson Electric Company..................................       118,519
   400  Fluor Corporation.........................................        14,950
   166  Foster Wheeler Corporation................................         4,492
   200  General Signal Corporation................................         8,438
   228  Harnischfeger Industries Inc. ............................         8,051
   165  Ingersoll-Rand Company....................................         6,682
   230  W.W. Grainger Inc. .......................................        22,353
                                                                     -----------
                                                                         326,095
                                                                     -----------
  TRANSPORTATION -- 1.2%
   210  AMR Corporation+..........................................        26,985
   543  Burlington Northern Santa Fe..............................        50,465
    38  CNF Transportation, Inc. .................................         1,458
   758  CSX Corporation...........................................        40,932
   140  Illinois Central Corporation..............................         4,769
 1,400  Norfolk Southern Corporation..............................        43,138
   189  Ryder System, Inc. .......................................         6,190
   534  Southwest Airlines Company................................        13,150
   900  Union Pacific Corporation.................................        56,194
   155  Wisconsin Central Transportation Corporation..............         3,623
                                                                     -----------
                                                                         246,904
                                                                     -----------
        Total Common Stock (Cost $18,471,581).....................    19,712,144
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                            ENHANCED INDEX PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                                             VALUE
 AMOUNT                                                              (NOTE 1)
---------                                                            --------
U.S. GOVERNMENT TREASURY -- 5.2%
 (Cost $1,020,968)
$1,024,000 U.S. Treasury Bill,
            5.077%# due 01/22/1998...............................   $ 1,020,968
                                                                    -----------

TOTAL INVESTMENTS
 (COST $19,492,549*)........................................ 104.7%  20,733,112
OTHER ASSETS AND LIABILITIES (NET)..........................  (4.7)    (921,826)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $19,811,286
                                                             =====  ===========

------------
*  Aggregate cost for federal tax purposes was $19,492,750.
+  Non-income producing security.
#  Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                          OPPORTUNITY VALUE PORTFOLIO

                               DECEMBER 31, 1997

                                                           VALUE
   SHARES                                                (NOTE 1)
   ------                                                --------

 COMMON STOCK -- 69.8%
  DIVERSIFIED CHEMICALS -- 11.9%
      6,000 Dow Chemical Company.....................   $   609,000
     17,000 duPont (E.I.) de Nemours & Company ......     1,021,062
     21,000 Monsanto Company ........................       882,000
     25,000 Solutia Inc. ............................       667,187
                                                        -----------
                                                          3,179,249
                                                        -----------
  BANKING -- 11.5%
      7,000 BankBoston Corporation...................       657,563
      7,000 Citicorp ................................       885,063
      1,000 First Empire State Corporation...........       465,000
      3,200 Wells Fargo & Company ...................     1,086,200
                                                        -----------
                                                          3,093,826
                                                        -----------
  AEROSPACE AND DEFENSE -- 6.2%
     14,000 Boeing Company ..........................       685,125
     10,000 Lockheed Martin Corporation..............       985,000
                                                        -----------
                                                          1,670,125
                                                        -----------
  ELECTRONICS -- 5.4%
     30,000 National Semiconductor Corporation+......       778,125
     13,000 Varian Associates, Inc...................       657,312
                                                        -----------
                                                          1,435,437
                                                        -----------
  FINANCIAL SERVICES -- 4.6%
     20,000 Federal Home Loan Mortgage Corporation...       838,750
      7,000 Federal National Mortgage Association ...       399,437
                                                        -----------
                                                          1,238,187
                                                        -----------
  ENTERTAINMENT -- 4.2%
     18,000 Time Warner Inc. ........................     1,116,000
                                                        -----------
  RESTAURANTS -- 3.7%
     21,000 McDonald's Corporation ..................     1,002,750
                                                        -----------
  TELECOMMUNICATIONS -- 3.7%
      9,000 Cox Communications Inc., Class A+........       360,563
     22,000 Tele-Communications TCI Ventures Group,
             Class A.................................       622,875
                                                        -----------
                                                            983,438
                                                        -----------
  MANUFACTURING AND ENGINEERING -- 3.3%
     18,000 Caterpillar, Inc. .......................       874,125
                                                        -----------
  FOOD AND BEVERAGES -- 3.3%
     23,000 Diageo Plc, Sponsored ADR................       871,125
                                                        -----------
  PAPER AND PAPER PRODUCTS -- 2.9%
     17,000 Champion International Corporation.......       770,313
                                                        -----------
  COMPUTER SERVICE & SOFTWARE -- 2.2%
     11,250 Computer Associates International,
             Inc. ...................................       594,844
                                                        -----------
  HEALTHCARE -- 1.9%
     15,000 Tenet Healthcare Corporation+............       496,875
                                                        -----------
  INSURANCE -- 1.4%
      2,400 ACE, Ltd. ...............................       231,600
      2,300 EXEL Ltd. ...............................       145,762
                                                        -----------
                                                            377,362
                                                        -----------
  APPAREL -- 1.2%
      8,500 Nike, Inc., Class B......................       333,625
                                                        -----------

                                                           VALUE
   SHARES                                                (NOTE 1)
   ------                                                --------

  TOYS, GAMES AND HOBBIES -- 1.1%
      8,000  Mattel, Inc............................    $   298,000
                                                        -----------
  ENERGY -- 0.9%
      4,500  Tenneco, Inc...........................        177,750
      2,000  Triton Energy Corporation+.............         58,375
                                                        -----------
                                                            236,125
                                                        -----------
  WASTE DISPOSAL -- 0.4%
      3,000  Browning-Ferris Industries, Inc. ......        111,000
                                                        -----------
             Total Common Stock
              (Cost $17,470,017)....................     18,682,406
                                                        -----------
 PRINCIPAL
   AMOUNT
 ---------
  CORPORATE BONDS -- 12.1%
 $1,200,000  Beneficial Corporation, Discount Note,
              5.550%# due 01/07/1998................      1,198,890
  1,009,000  Ford Motor Company, Discount Note,
              5.783%# due 01/06/1998................      1,008,190
    174,000  International Business Machines
              Corporation, Discount Note, 5.790%#
              due 01/09/1998........................        173,776
    873,000  Prudential Corporation, Discount Note,
              5.810%# due 01/09/1998................        871,873
                                                        -----------
             Total Corporate Bonds
              (Cost $3,252,729).....................      3,252,729
                                                        -----------
 AGENCY SECURITIES -- 10.0%
  FEDERAL HOME LOAN BANK (FHLB) -- 9.5%
             FHLB, Discount Note:
    605,000  5.480%# due 01/09/1998.................        604,263
    600,000  5.600%# due 01/12/1998.................        598,973
  1,340,000  5.750%# due 01/16/1998 ................      1,336,790
                                                        -----------
                                                          2,540,026
                                                        -----------
  FEDERAL FARM CREDIT BANK (FFCB) -- 0.5%
             FFCB, Discount Notes:
    135,000  5.580%# due 02/11/1998.................        134,142
                                                        -----------
             Total Agency Securities
              (Cost $2,674,168).....................      2,674,168
                                                        -----------
 COMMERCIAL PAPER -- 8.2%
  1,395,000  American Express Credit Corporation,
              5.760%# due 01/20/1998................      1,390,759
    117,000  General Electric Capital Corporation,
              5.740%# due 01/28/1998................        116,496
    701,000  Household Finance Corporation,
              5.850%# due 01/13/1998................        699,633
                                                        -----------
             Total Commercial Paper
              (Cost $2,206,888).....................      2,206,888
                                                        -----------
TOTAL INVESTMENTS
 (COST
 $25,603,802*)...............................    100.1%  26,816,191
OTHER ASSETS AND
 LIABILITIES
 (NET).......................................     (0.1)     (14,221)
                                                 -----  -----------
NET ASSETS...................................    100.0% $26,801,970
                                                 =====  ===========

------------
* Aggregate cost for federal tax purposes was $25,603,802.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
Ord. -- Ordinary
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                             VALUE EQUITY PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

 COMMON STOCK -- 82.3%
  INSURANCE -- 21.2%
     110,000 ACE Ltd. ...........................................   $ 10,615,000
      50,000 AFLAC, Inc. ........................................      2,556,250
      20,300 American International Group, Inc. .................      2,207,625
      79,000 Everest Re Holdings, Inc. ..........................      3,258,750
     156,600 EXEL Ltd............................................      9,924,525
      31,000 General Re Corporation..............................      6,572,000
      20,000 Markel Corporation+.................................      3,122,500
      80,000 Mid Ocean Ltd. .....................................      4,340,000
      75,000 RenaissanceRe Holdings Ltd. ........................      3,309,375
                                                                    ------------
                                                                      45,906,025
                                                                    ------------
  BANKING -- 7.1%
      31,000 BankBoston Corp. ...................................      2,912,063
      40,000 Citicorp............................................      5,057,500
      22,000 Wells Fargo & Company...............................      7,467,625
                                                                    ------------
                                                                      15,437,188
                                                                    ------------
  FINANCIAL SERVICES -- 6.6%
     120,000 Countrywide Credit Industries, Inc. ................      5,145,000
     147,000 Federal Home Loan Mortgage Corporation..............      6,164,812
      54,000 Travelers Group, Inc. ..............................      2,909,250
                                                                    ------------
                                                                      14,219,062
                                                                    ------------
  AEROSPACE AND DEFENSE -- 4.7%
      40,000 AlliedSignal, Inc. .................................      1,557,500
      88,000 Lockheed Martin Corporation.........................      8,668,000
                                                                    ------------
                                                                      10,225,500
                                                                    ------------
  MANUFACTURING AND ENGINEERING -- 3.7%
     163,000 Caterpillar, Inc. ..................................      7,915,688
                                                                    ------------
  ENTERTAINMENT AND LEISURE -- 3.5%
      83,000 Carnival Corporation................................      4,596,125
     100,000 Sabre Group Holdings, Inc.+.........................      2,887,500
                                                                    ------------
                                                                       7,483,625
                                                                    ------------
  ELECTRONICS -- 3.4%
      58,000 Adaptec, Inc.+......................................      2,153,250
      66,000 Arrow Electronics, Inc. ............................      2,140,875
      46,000 AVNET Inc. .........................................      3,036,000
                                                                    ------------
                                                                       7,330,125
                                                                    ------------
  RESTAURANTS -- 3.3%
      75,000 Diageo Plc, Sponsored ADR+..........................      2,840,625
      92,000 McDonald's Corporation..............................      4,393,000
                                                                    ------------
                                                                       7,233,625
                                                                    ------------
  TRANSPORTATION -- 3.0%
      27,000 AMR Corporation+....................................      3,469,500
     114,000 Canadian Pacific, Ord...............................      3,106,500
                                                                    ------------
                                                                       6,576,000
                                                                    ------------
  DIVERSIFIED CHEMICALS -- 2.8%
      65,000 duPont (E.I.) de Nemours & Company..................      3,904,062
      44,000 Hercules, Inc. .....................................      2,202,750
                                                                    ------------
                                                                       6,106,812
                                                                    ------------

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                            --------

  HEALTH CARE -- 2.8%
     180,000 Tenet Healthcare Corporation+......................   $  5,962,500
                                                                   ------------
  RETAIL -- 2.5%
     101,500 May Department Stores Company......................      5,347,781
                                                                   ------------
  AUTO PARTS-ORIGINAL EQUIPMENT -- 2.3%
     140,600 LucasVarity Plc, ADR...............................      4,903,425
                                                                   ------------
  PHOTO EQUIPMENT & SUPPLIES -- 2.3%
     100,000 Polaroid Corp. ....................................      4,868,750
                                                                   ------------
  MACHINERY -- 2.0%
     120,000 Dover Corporation..................................      4,335,000
                                                                   ------------
  DIVERSIFIED -- 1.9%
      65,000 Textron, Inc. .....................................      4,062,500
                                                                   ------------
  DRUGS AND MEDICAL PRODUCTS -- 1.8%
      78,000 Becton, Dickinson & Company........................      3,900,000
                                                                   ------------
  COSMETICS AND TOILETRIES -- 1.6%
      55,200 Avon Products, Inc. ...............................      3,387,900
                                                                   ------------
  ENERGY -- 1.4%
      48,000 Tenneco, Inc. .....................................      1,896,000
      40,000 Triton Energy Corporation+.........................      1,167,500
                                                                   ------------
                                                                      3,063,500
                                                                   ------------
  ADVERTISING -- 1.3%
      68,200 Omnicom Group......................................      2,889,975
                                                                   ------------
  TELECOMMUNICATIONS -- 1.2%
      43,000 Sprint Corporation.................................      2,520,875
                                                                   ------------
  TOYS, GAMES AND HOBBIES -- 1.0%
      59,375 Mattel, Inc. ......................................      2,211,718
                                                                   ------------
  PRINTING AND PUBLISHING -- 0.9%
      52,000 Donnelley (R.R.) & Sons Company....................      1,937,000
                                                                   ------------
             Total Common Stock
              (Cost $120,617,980)...............................    177,824,574
                                                                   ------------
  PRINCIPAL
   AMOUNT
  ---------
 COMMERCIAL PAPER -- 10.4%
 $ 6,725,000 Ford Motor Company,
              5.800%# due 01/23/1998............................      6,701,164
   5,878,000 General Motors Acceptance Corporation, 5.860%# due
              01/14/1998........................................      5,865,562
     239,000 Merrill Lynch & Company, Inc.,
              5.850%# due 01/07/1998............................        238,767
   9,678,000 Norwest Financial Inc.,
              5.730%# due 01/28/1998............................      9,636,409
                                                                   ------------
             Total Commercial Paper
              (Cost $22,441,902)................................     22,441,902
                                                                   ------------
 CORPORATE NOTES -- 4.7%
  10,000,000 Beneficial Corporation,
              4.550%# due 01/07/1998............................      9,990,750
     218,000 IBM Credit Corporation,
              5.700%# due 01/09/1998............................        217,724
                                                                   ------------
             Total Corporate Notes
              (Cost $10,208,474)................................     10,208,474
                                                                   ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                             VALUE EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  PRINCIPAL                                                            VALUE
   AMOUNT                                                             (NOTE 1)
  ---------                                                           --------

 AGENCY SECURITIES -- 2.7%
  FEDERAL HOME LOAN BANK (FHLB) -- 2.7%
   (Cost $5,849,228)
 $ 5,850,000 FHLB,
              4.750%# due 01/02/1998.............................   $  5,849,228
                                                                    ------------
TOTAL INVESTMENTS
 (COST $159,117,584*)...................................... 100.1%  216,324,178
OTHER ASSETS AND LIABILITIES (NET).........................  (0.1)     (285,600)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $216,038,578
                                                            =====  ============

------------
* Aggregate cost for federal tax purposes was $159,117,584.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviations:
ADR -- American Depositary Receipt
Ord. -- Ordinary

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

 COMMON STOCK -- 64.3%
  TECHNOLOGY -- 13.0%
    165,750 Cisco Systems Inc....................................   $  9,240,563
     85,800 Computer Sciences Corporation+.......................      7,083,863
    194,600 Intel Corporation....................................     13,670,650
     73,700 Microsoft Corporation+...............................      9,525,725
                                                                    ------------
                                                                      39,520,801
                                                                    ------------
  HEALTH CARE -- 7.8%
     77,000 Johnson & Johnson Company............................      5,072,375
    105,700 Lilly, Eli & Company.................................      7,359,363
     70,000 United Healthcare Corporation........................      3,478,125
     62,600 Warner-Lambert Company...............................      7,762,400
                                                                    ------------
                                                                      23,672,263
                                                                    ------------
  FINANCIAL SERVICES -- 7.4%
     79,800 Associates First Capital Corporation.................      5,675,775
    142,300 Federal National Mortgage Association................      8,119,994
    117,900 Merrill Lynch & Company, Inc.........................      8,599,331
                                                                    ------------
                                                                      22,395,100
                                                                    ------------
  TRANSPORTATION -- 5.2%
     66,328 Burlington Northern Santa Fe Corporation.............      6,164,266
     40,500 Delta Air Lines, Inc.................................      4,819,500
     51,600 UAL Corporation+.....................................      4,773,000
                                                                    ------------
                                                                      15,756,766
                                                                    ------------
  TELECOMMUNICATIONS -- 5.1%
     69,700 Lucent Technologies, Inc.............................      5,567,288
    338,306 CBS Corp+............................................      9,958,883
                                                                    ------------
                                                                      15,526,171
                                                                    ------------
  CONSUMER NON-DURABLES -- 3.9%
    132,600 Philip Morris Companies, Inc.........................      6,008,437
     71,800 Procter & Gamble Company.............................      5,730,538
                                                                    ------------
                                                                      11,738,975
                                                                    ------------
  RETAIL -- 3.8%
    101,799 Home Depot Inc.......................................      5,961,604
    139,900 Tandy................................................      5,394,894
                                                                    ------------
                                                                      11,356,498
                                                                    ------------
  BASIC INDUSTRIES -- 3.5%
    110,000 Boeing Company.......................................      5,383,125
     73,700 United Technologies Corporation......................      5,366,281
                                                                    ------------
                                                                      10,749,406
                                                                    ------------
  FOOD AND BEVERAGES -- 3.2%
    106,100 Kellogg Company......................................      5,265,213
    122,900 PepsiCo, Inc.........................................      4,478,169
                                                                    ------------
                                                                       9,743,382
                                                                    ------------
  CONSUMER DURABLES -- 2.6%
    164,400 Ford Motor Company...................................      8,004,225
                                                                    ------------
  INSURANCE -- 2.0%
     81,300 Marsh & McLennan Companies, Inc......................      6,061,931
                                                                    ------------

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

  PRINTING & PUBLISHING -- 1.8%
     88,200 Time Warner..........................................   $  5,468,400
                                                                    ------------
  ENTERTAINMENT -- 1.7%
    205,300 Mirage Resorts, Inc.+................................      4,670,575
     12,290 Tricon Global Restaurants+...........................        357,178
                                                                    ------------
                                                                       5,027,753
                                                                    ------------
  COMMERCIAL SERVICES -- 1.4%
    116,000 Corrections Corporation of America+..................      4,299,250
                                                                    ------------
  CAPITAL GOODS -- 1.3%
     55,600 Honeywell Inc. ......................................      3,808,600
                                                                    ------------
  PETROLEUM-INTERNATIONAL -- 0.6%
     22,200 Amoco Corporation....................................      1,889,776
                                                                    ------------
            Total Common Stock
             (Cost $120,089,447).................................    195,019,297
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ---------
 U.S. TREASURY OBLIGATIONS -- 12.4%
  U.S. TREASURY NOTES -- 8.3%
            U.S. Treasury Notes:
 $1,000,000 5.500% due 11/15/1998................................        998,910
  4,720,000 5.875% due 01/31/1999................................      4,731,045
  6,875,000 6.375% due 04/30/1999................................      6,937,286
  1,000,000 6.375% due 05/15/1999................................      1,009,220
  4,345,000 6.000% due 08/15/1999................................      4,366,030
  6,975,000 5.875% due 11/15/2005................................      7,012,037
                                                                    ------------
                                                                      25,054,528
                                                                    ------------
  U.S. TREASURY BOND -- 4.1%
            U.S. Treasury Bond:
  2,900,000 12.000% due 08/15/2013...............................      4,272,976
  4,230,000 8.000% due 11/15/2021................................      5,273,626
  2,450,000 7.500% due 11/15/2024................................      2,930,813
                                                                    ------------
                                                                      12,477,415
                                                                    ------------
            Total U.S. Treasury Obligations
             (Cost $36,720,969)..................................     37,531,943
                                                                    ------------
 MORTGAGE BACKED SECURITIES -- 9.7%
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 5.0%
            FHLMC:
  3,000,000 6.830% due 03/06/2004................................      3,140,160
  1,995,959 7.500% due 06/01/2011................................      2,052,705
  2,314,790 7.500% due 08/01/2011................................      2,378,077
    747,551 8.000% due 12/01/2016................................        783,838
  1,550,915 8.000% due 01/01/2017................................      1,605,197
    731,418 7.000% due 03/01/2017................................        747,509
  1,898,856 7.500% due 01/01/2017................................      1,945,719
  2,509,699 7.000% due 08/01/2025................................      2,541,071
                                                                    ------------
                                                                      15,194,276
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------

 MORTGAGE BACKED SECURITIES -- (CONTINUED)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA) --  3.7%
            FNMA:
  1,915,000 6.300% due 09/25/2002...............................   $  1,920,975
  1,850,000 6.740% due 05/13/2004...............................      1,922,835
  2,030,000 6.480% due 06/28/2004...............................      2,083,288
  1,100,000 7.400% due 07/01/2004...............................      1,183,534
  1,760,000 6.400% due 09/27/2005...............................      1,797,946
    495,082 7.000% due 10/01/2017...............................        499,874
    587,181 7.121% due 12/01/2025...............................        598,925
  1,043,088 FRN due 01/01/2026..................................      1,068,996
                                                                   ------------
                                                                     11,076,373
                                                                   ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.0%
            GNMA:
 $2,580,983 8.000% due 08/15/2026...............................      2,675,344
    453,071 8.000% due 10/15/2026...............................        469,635
                                                                   ------------
                                                                      3,144,979
                                                                   ------------
            Total Mortgage-Backed Securities
             (Cost $28,891,112).................................     29,415,628
                                                                   ------------
 CORPORATE BONDS -- 8.5%
    650,000 Ahmanson HF 2C
             8.250% due 10/01/2002..............................        699,426
    350,000 Associates Corporation of North America, Senior
             Note,
             6.000% due 06/15/2000..............................        348,933
    150,000 Associates Corporation of North America, Senior
             Note,
             5.250% due 03/30/2000..............................        147,267
    900,000 American General Corp.
             6.250% due 12/18/2002..............................        899,802
    900,000 Banc One Corp.
             7.600% due 05/01/2007..............................        967,383
    400,000 Bear Stearns Company Inc.
             6.500% due 08/01/2002..............................        401,348
    500,000 Bear Stearns
             6.750% due 12/15/2007..............................        504,520
    100,000 Boeing Company, Note,
             7.250% due 06/15/2025..............................        107,836
    500,000 Campbell Soup
             6.150% due 12/01/2002..............................        501,225
    500,000 Carolina Power and Light, First Mortgage,
             6.800% due 08/15/2007..............................        516,185
    475,000 Catepillar, Inc., Debentures,
             9.375% due 07/15/2001..............................        521,099
    250,000 Chase Manhattan Corporation, Subordinate Note,
             6.500% due 08/01/2005..............................        249,785
  1,000,000 CIT Group Holding
             6.125% due 12/15/2000..............................      1,000,150
    500,000 Coca Cola Enterprises, Note,
             6.375% due 08/01/2001..............................        503,555
    350,000 Coca Cola Enterprises, Note,
             7.875% due 02/01/2002..............................        371,340

 PRINCIPAL                                                           VALUE
   AMOUNT                                                           (NOTE 1)
 ---------                                                          --------

 $  600,000 Comdisco Inc, Note,
             6.500% due 04/30/1999..............................  $    602,190
    350,000 Comdisco Inc., Note,
             6.375% due 11/30/2001..............................       350,000
    950,000 Du Pont Ei de Nemours, Note,
             6.750% due 09/01/2007..............................       982,993
    750,000 Enron Corp.
             6.750% due 09/01/2004..............................       761,378
    250,000 Federated Department Stores, Senior Note,
             8.125% due 10/15/2002..............................       266,713
    350,000 Fleet Financial Group, Inc., Subordinate Note,
             7.125% due 04/15/2006..............................       363,927
    300,000 Florida Power & Light Company,
             First Mortgage Bond,
             7.050% due 12/01/2026..............................       300,855
    350,000 Ford Motor Credit Corporation, Note,
             8.200% due 02/15/2002..............................       373,807
    900,000 General American Transportation, Note, 6.750% due
             03/01/2006.........................................       909,792
    350,000 General Motors Corporation, Debenture, 8.100% due
             06/15/2024.........................................       381,430
    600,000 Hartford Life Insurance Company, Note, 7.650% due
             06/15/2027.........................................       634,612
    900,000 IBM Corp
             7.000% due 10/30/2025..............................       928,404
  1,000,000 International Lease Fin Note
             6.375% due 08/01/2002..............................     1,005,110
    350,000 Lehman Brothers, Inc., Note,
             7.125% due 07/15/2002..............................       357,868
    400,000 Lockheed Martin Corporation,
             Company Guaranteed,
             7.250% due 05/15/2006..............................       419,236
    350,000 May Department Stores Company,
             Company Guaranteed,
             7.450% due 09/15/2011..............................       375,071
     15,000 May Department Stores Company, Debenture,
             9.750% due 02/15/2021..............................        18,702
    300,000 MCI Communications Corporation,
             Senior Notes,
             6.950% due 08/15/2006..............................       305,925
    350,000 Mead Corporation, Debenture,
             7.125% due 08/01/2025..............................       342,500
    250,000 NationsBank Corporation, Subordinate Note, 7.500%
             due 09/15/2006.....................................       266,646
    300,000 News America Holdings, Inc., Note,
             8.500% due 02/15/2005..............................       328,983
    350,000 Norwest Corporation, Medium Term Note, 6.125% due
             10/15/2000.........................................       349,675
    350,000 Pacificorp, Medium Term Note,
             6.310% due 07/28/2003..............................       351,701
    250,000 Praxair Inc., Debenture,
             8.700% due 07/15/2022..............................       275,120
  1,000,000 Raytheon Company, Note,
             6.450% due 08/15/2002..............................     1,004,910
    500,000 Sonat Inc.
             6.750% due 10/01/2007..............................       509,080
    500,000 Southern California Edison
             5.625% due 10/01/2002..............................       489,474

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------

 CORPORATE BONDS -- (CONTINUED)
 $1,000,000 Southwest Airlines Co.
             7.375% due 03/01/2027..............................   $  1,068,920
    350,000 Texas Utilities Electric Company,
             First Mortgage Bond,
             7.875% due 03/01/2023..............................        365,673
    800,000 Time Warner Entertainment, Senior Note, 8.375% due
             03/15/2023.........................................        912,942
    250,000 Union Electric Company, First Mortgage Bond,
             6.750% due 05/01/2008..............................        257,576
    350,000 Union Pacific Corporation, Note,
             7.875% due 02/15/2002..............................        368,533
    800,000 Virginia Electric and Power
             7.375% due 07/01/2002..............................        836,592
  1,000,000 Walmart Stores
             7.500% due 05/15/2004..............................      1,067,160
                                                                   ------------
            Total Corporate Bonds
             (Cost $25,543,348).................................     25,873,352
                                                                   ------------
 COMMERCIAL PAPER -- 4.6%
  8,800,000 Bell South Telephone,
             5.950%# due 01/05/1998.............................      8,794,182
  5,000,000 Merrill Lynch DCP
             6.085%# due 01/02/1998.............................      4,999,167
                                                                   ------------
            Total Commercial Paper
             (Cost $13,793,349).................................     13,793,349
                                                                   ------------
TOTAL INVESTMENTS
 (COST $225,038,225*)......................................  99.5%  301,633,569
OTHER ASSETS AND LIABILITIES (NET).........................   0.5     1,468,579
                                                                   ------------
NET ASSETS................................................. 100.0% $303,102,148
                                                            =====  ============

------------
 * Aggregate cost for federal tax purposes was $225,049,454.
 + Non-income producing security.
 # Variable rate security. The interest rate shown reflects the rate in effect at December 31, 1997.
FRN--Floating Rate Note

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                           TCW MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ---------                                                            --------

 COMMERCIAL PAPER -- 49.1%
 $1,700,000 Abbott Laboratories,
             5.750%# due 01/14/1998...............................   $ 1,696,470
  1,800,000 American Express Credit Corp,
             6.250%# due 01/02/1998...............................     1,799,687
  2,300,000 Associates Corporation of North America,
             5.530%# due 01/12/1998...............................     2,296,114
  2,180,000 BellSouth Telecommunications Inc.,
             6.050%# due 01/08/1998...............................     2,177,435
  1,600,000 Beneficial Corporation,
             6.060%# due 01/07/1998...............................     1,598,384
  2,200,000 Ciesco L.P.,
             5.820%# due 01/28/1998...............................     2,190,397
  1,750,000 Disney (Walt) Company,
             5.700%# due 01/05/1998...............................     1,748,892
  1,000,000 Florida Power Corporation,
             5.770%# due 02/02/1998...............................       994,871
  2,200,000 IBM Credit Corporation,
             5.710%# due 01/16/1998...............................     2,194,766
  1,700,000 Merrill Lynch & Company, Inc.,
             5.900%# due 01/06/1998...............................     1,698,607
  2,000,000 Morgan Stanley, Dean Witter, Discover & Company,
             5.700%# due 01/23/1998...............................     1,993,033
  2,300,000 Prudential Funding Corporation,
             5.950%# due 01/09/1998...............................     2,296,959
  2,417,000 USAA Capital Corporation,
             5.520%# due 01/06/1998...............................     2,415,147
                                                                     -----------
            Total Commercial Paper
             (Cost $25,100,762)...................................    25,100,762
                                                                     -----------
 U.S. GOVERNMENT AGENCY SECURITIES -- 45.9%
            Federal National Mortgage Association (FNMA):
  3,000,000 5.480%# due 01/29/1998................................     2,987,213
  1,775,000 8.650% due 02/10/1998.................................     1,779,797
    700,000 5.710% due 03/18/1998.................................       700,123
  2,000,000 7.000% due 07/13/1998.................................     2,012,453
    500,000 5.710% due 09/09/1998.................................       499,686
  1,400,000 5.050% due 11/10/1998.................................     1,391,698
                                                                     -----------
                                                                       9,370,970
                                                                     -----------
            Federal Home Loan Bank (FHLB):
  2,000,000 5.430%# due 02/04/1998................................     1,989,743
    500,000 7.035% due 04/07/1998.................................       501,768
  1,700,000 5.829%+ due 04/21/1998................................     1,700,000
  1,000,000 5.820% due 06/16/1998.................................     1,000,339
  1,500,000 5.710% due 06/23/1998.................................     1,500,150
  1,800,000 5.800% due 09/18/1998.................................     1,800,801
                                                                     -----------
                                                                       8,492,801
                                                                     -----------
            Federal Home Loan Mortgage Corporation (FHLMC):
  2,100,000 5.840% due 04/08/1998.................................     2,101,095
  1,000,000 5.855% due 06/09/1998.................................     1,000,144
                                                                     -----------
                                                                       3,101,239
                                                                     -----------
  1,500,000 Student Loan Marketing Association (SLMA),
             5.779%+ due 05/21/1998...............................     1,500,000
                                                                     -----------

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ---------                                                            --------

 $1,000,000 Federal Farm Credit Bank (FFCB),
             5.700% due 09/02/1998................................   $ 1,000,231
                                                                     -----------
            Total U.S. Government Agency Securities
             (Cost $23,465,241)...................................    23,465,241
                                                                     -----------
 CORPORATE NOTES -- 6.8%
    500,000 CIT Group Holdings, Inc.,
             6.750% due 04/30/1998................................       501,560
            General Electric Cap Corporation:
  1,000,000 8.000% due 01/15/1998.................................     1,000,849
  1,000,000 7.960% due 02/02/1998.................................     1,001,698
  1,000,000 NationsBank Corporation,
             6.625% due 01/15/1998................................     1,000,263
            Total Corporate Notes
             (Cost $3,504,370)....................................     3,504,370
                                                                     -----------

TOTAL INVESTMENTS
 (COST $52,070,373*)........................................ 101.8%  52,070,373
OTHER ASSETS AND LIABILITIES (NET)..........................  (1.8)    (908,743)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $51,161,630
                                                             =====  ===========

------------
* Aggregate cost for federal tax purposes was 52,070,373.
# Rate represents annualized discount yield at date of purchase.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                          ------------

 COMMON STOCK -- 91.0%
  TELECOMMUNICATIONS -- 9.4%
      67,400 ALLTEL Corporation.................................   $  2,767,613
      58,400 AT&T Corporation...................................      3,577,000
      32,100 BCE Inc............................................      1,069,331
      20,300 Bell Atlantic Corporation..........................      1,847,300
      23,300 BellSouth Corporation..............................      1,312,081
      30,700 Frontier Corporation...............................        738,719
      43,400 GTE Corporation....................................      2,267,650
      30,141 SBC Communications, Inc............................      2,207,828
      20,600 Southern New England Telecommunications
              Corporation.......................................      1,036,437
      15,800 Sprint Corporation.................................        926,275
      17,400 US West Inc........................................        785,175
                                                                   ------------
                                                                     18,535,409
                                                                   ------------
  PETROLEUM -- INTERNATIONAL -- 8.9%
      23,200 Amerada Hess Corporation...........................      1,273,100
      20,100 Amoco Corporation..................................      1,711,013
      14,700 British Petroleum Company Plc, ADR.................      1,171,406
      22,800 Chevron Corporation................................      1,755,600
      24,400 Enron Corporation..................................      1,014,125
      35,300 Exxon Corporation..................................      2,159,919
      29,400 Mobil Corporation..................................      2,122,312
      40,700 Occidental Petroleum Corporation...................      1,193,019
      23,700 Phillips Petroleum Company.........................      1,152,412
      19,300 Repsol S.A., ADR...................................        821,456
      26,500 Royal Dutch Petroleum Company, ADR.................      1,435,969
      31,200 Texaco Inc.........................................      1,696,500
                                                                   ------------
                                                                     17,506,831
                                                                   ------------
  BANKING AND FINANCE -- 7.0%
      29,720 Banc One Corporation...............................      1,614,168
      13,800 BankBoston Corporation.............................      1,296,338
      15,800 Bankers Trust New York Corporation.................      1,776,513
      16,332 Chase Manhattan Corporation........................      1,788,354
      26,460 First Union Corporation............................      1,356,075
      24,400 Mercantile Bankshares Corporation..................        954,650
      14,400 Morgan (J.P.) & Company Inc........................      1,625,400
      18,200 National City Corporation..........................      1,196,650
      17,300 PNC Bank Corporation...............................        987,181
       3,433 Wells Fargo & Company..............................      1,165,289
                                                                   ------------
                                                                     13,760,618
                                                                   ------------
  UTILITIES -- ELECTRIC -- 6.6%
      23,600 Baltimore Gas & Electric Company...................        803,875
      20,700 Central and Southwest Corporation..................        560,194
      24,500 Dominion Resources Inc.............................      1,042,781
      25,700 DQE Inc............................................        902,713
      30,500 Entergy Corporation................................        913,094
      48,750 FirstEnergy Corporation+...........................      1,413,750
      11,100 GPU, Inc...........................................        467,587
      36,050 PacifiCorp.........................................        984,616
      36,800 Peco Energy Company................................        892,400

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                           ------------

      20,900 Public Service Enterprise Group, Inc................   $    662,269
      56,600 Southern Company....................................      1,464,525
      24,600 Teco Energy, Inc....................................        691,875
      41,500 Unicom Corporation..................................      1,276,125
      20,800 Western Resources, Inc..............................        894,400
                                                                    ------------
                                                                      12,970,204
                                                                    ------------
  FINANCIAL SERVICES -- 5.4%
      10,800 American Express Company............................        963,900
      29,600 American General Corporation........................      1,600,250
      33,200 Block (H&R) Inc.....................................      1,487,775
      33,800 Federal National Mortgage Association...............      1,928,712
      20,800 Fleet Financial Group, Inc..........................      1,558,700
      21,400 St. Paul Companies, Inc.............................      1,756,137
      25,849 Travelers Group, Inc................................      1,392,615
                                                                    ------------
                                                                      10,688,089
                                                                    ------------
  FOOD AND BEVERAGE -- 5.2%
      46,300 Anheuser-Busch Companies Inc........................      2,037,200
      21,900 Brown-Forman Corporation, Class B...................      1,209,975
      55,200 Cadbury Schweppes Ord...............................        556,185
      23,000 General Mills Inc...................................      1,647,375
      24,500 Heinz (H.J.) Company................................      1,244,906
      46,000 McCormick & Company, Inc............................      1,288,000
      29,700 Quaker Oats Company.................................      1,566,675
      13,500 Sara Lee Corporation................................        760,219
                                                                    ------------
                                                                      10,310,535
                                                                    ------------
  CONSUMER PRODUCTS -- 5.0%
       3,800 Colgate-Palmolive Company...........................        279,300
      48,900 Pall Corporation....................................      1,011,619
      51,100 Philip Morris Companies Inc.........................      2,315,469
      25,700 RJR Nabisco Holdings Corporation....................        963,750
       4,600 Rubbermaid, Inc.....................................        115,000
      27,100 Tupperware Corporation..............................        755,412
      15,100 Unilever, NV ADR....................................        942,806
      53,700 UST Inc.............................................      1,983,544
      25,500 Whirlpool Corporation...............................      1,402,500
                                                                    ------------
                                                                       9,769,400
                                                                    ------------
  PHARMACEUTICALS -- 3.2%
      16,800 Abbott Laboratories Company.........................      1,101,450
      33,900 American Home Products Corporation..................      2,593,350
      12,300 Amgen, Inc..........................................        665,738
      55,290 Pharmacia & Upjohn Inc..............................      2,024,996
                                                                    ------------
                                                                       6,385,534
                                                                    ------------
  INSURANCE -- 3.2%
      19,600 EXEL Ltd. Ord.......................................      1,242,150
       4,100 Hilb, Rogal and Hamilton Company....................         79,181
      13,100 Lincoln National Corporation........................      1,023,437
      22,600 Safeco Corporation..................................      1,101,750
      11,800 Transamerica Corporation............................      1,256,700
      40,900 USF&G Corporation...................................        902,356
      53,700 Willis Corroon Group Plc, ADR.......................        661,181
                                                                    ------------
                                                                       6,266,755
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                           ------------

 COMMON STOCK -- (CONTINUED)
  SPECIALTY CHEMICALS -- 2.7%
      12,100 Eastman Chemical Company............................   $    720,706
      33,200 Great Lakes Chemical Corporation....................      1,489,850
      16,400 Imperial Chemical Industries Plc, ADR...............      1,064,975
      18,200 Lubrizol Corporation................................        671,125
       6,400 Minnesota Mining & Manufacturing Company............        525,200
      20,200 Nalco Chemical Company..............................        799,162
                                                                    ------------
                                                                       5,271,018
                                                                    ------------
  ENERGY SERVICES -- 2.6%
      30,300 Duke Energy Corporation.............................      1,677,863
      44,900 Houston Industries, Inc.............................      1,198,269
      22,400 PG&E Corporation....................................        681,800
      40,100 Witco Corporation...................................      1,636,581
                                                                    ------------
                                                                       5,194,513
                                                                    ------------
  ELECTRICAL EQUIPMENT -- 2.6%
      30,000 AMP, Inc............................................      1,260,000
      18,207 Cooper Industries Inc...............................        892,143
      25,400 General Electric Company............................      1,863,725
      23,100 Hubbell Inc., Class B...............................      1,139,119
                                                                    ------------
                                                                       5,154,987
                                                                    ------------
  DIVERSIFIED CHEMICALS -- 2.5%
      31,300 Dow Chemical Company................................      3,176,950
      29,000 du Pont (E.I.) de Nemours & Company.................      1,741,813
                                                                    ------------
                                                                       4,918,763
                                                                    ------------
  OTHER -- 2.4%
      29,800 Eastman Kodak Company...............................      1,812,213
     248,200 Smith & Nephew Ord..................................        735,774
     265,800 Tomkins Plc.........................................      1,270,321
      34,600 Waste Management, Inc. .............................        951,500
                                                                    ------------
                                                                       4,769,808
                                                                    ------------
  PAPER AND PAPER PRODUCTS -- 2.4%
      21,100 Consolidated Papers Inc.............................      1,126,213
       8,900 Georgia-Pacific Company, (Georgia-Pacific Group)....        540,675
       8,900 Georgia-Pacific Company, (Timber Group).............        201,919
      25,300 International Paper Company.........................      1,091,062
      32,100 Union Camp Corporation..............................      1,723,369
                                                                    ------------
                                                                       4,683,238
                                                                    ------------
  MEDIA AND COMMUNICATIONS -- 2.3%
      36,500 Dun & Bradstreet Corporation........................      1,129,219
      31,200 Knight-Ridder, Inc..................................      1,622,400
      14,300 McGraw-Hill Companies Inc...........................      1,058,200
      28,300 Readers Digest Association Inc., Class A............        668,587
       2,600 Readers Digest Association Inc., Class B............         63,375
                                                                    ------------
                                                                       4,541,781
                                                                    ------------
  RAILROADS -- 2.1%
      54,100 Norfolk Southern Corporation........................      1,666,956
      41,000 Union Pacific Corporation...........................      2,559,937
                                                                    ------------
                                                                       4,226,893
                                                                    ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                ------------

 AUTOMOTIVES -- 2.0%
     24,600  Echlin Inc. .............................. $    890,213
     22,200  General Motors Corporation................    1,345,875
     44,850  Genuine Parts Company.....................    1,522,097
                                                        ------------
                                                           3,758,185
                                                        ------------
 PETROLEUM-DOMESTIC -- 1.9%
     35,000  Atlantic Richfield Company................    2,804,375
     30,700  USX-Marathon Group .......................    1,036,125
                                                        ------------
                                                           3,840,500
                                                        ------------
 MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
     16,900  Bard (C.R.), Inc..........................      529,181
     25,000  Bausch & Lomb Inc.........................      990,625
     11,600  Baxter International Inc+.................      585,075
     51,800  US Surgical Corporation...................    1,518,387
                                                        ------------
                                                           3,623,268
                                                        ------------
 DIVERSIFIED -- 1.8%
     26,700  Fortune Brands, Inc. .....................      989,569
     32,700  Olin Corporation..........................    1,532,812
     16,800  PPG Industries, Inc.......................      959,700
                                                        ------------
                                                           3,482,081
                                                        ------------
 RETAIL -- 1.5%
     16,600  May Department Stores Company.............      874,612
     34,100  Penney (J.C.) Company, Inc................    2,056,656
                                                        ------------
                                                           2,931,268
                                                        ------------
 REAL ESTATE -- 1.4%
     10,500  Rouse Company.............................      343,875
     13,400  Security Capital Pacific Trust............      324,950
     47,032  Simon DeBartolo Group, Inc................    1,537,359
     12,700  Weingarten Realty Inc.....................      569,119
                                                        ------------
                                                           2,775,303
                                                        ------------
 PRINTING AND PUBLISHING -- 1.3%
     35,600  Donnelley (R.R.) & Sons Company...........    1,326,100
     24,600  Dow Jones & Company, Inc..................    1,320,713
                                                        ------------
                                                           2,646,813
                                                        ------------
 METALS AND MINING -- 1.2%
     19,900  Inco Ltd..................................      338,300
     34,836  Newmont Mining Corporation................    1,023,307
     17,000  Reynolds Metals Company...................    1,020,000
                                                        ------------
                                                           2,381,607
                                                        ------------
 COSMETICS & TOILETRIES -- 1.2%
     37,800  International Flavors & Fragrances, Inc...    1,946,700
      7,400  Kimberly-Clark Corporation................      364,912
                                                        ------------
                                                           2,311,612
                                                        ------------
 TRANSPORTATION SERVICES -- 0.8%
     14,000  Alexander & Baldwin Inc...................      382,375
     13,900  Burlington Northern Santa Fe Corporation..    1,291,831
                                                        ------------
                                                           1,674,206
                                                        ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                          ------------

  LODGING -- 0.6%
      21,900 Hilton Hotels Corporation..........................   $    651,525
       7,600 ITT Corporation+...................................        629,850
                                                                   ------------
                                                                      1,281,375
                                                                   ------------
  BUSINESS SERVICES -- 0.6%
      12,100 Deluxe Corporation.................................        418,206
       9,200 GATX Corporation...................................        667,575
                                                                   ------------
                                                                      1,085,781
                                                                   ------------
  BUILDING AND CONSTRUCTION -- 0.5%
      13,100 Armstrong World Industries Inc.....................        979,225
                                                                   ------------
  STEEL -- 0.4%
      23,200 USX-U.S. Steel Corporation.........................        725,000
                                                                   ------------
  AEROSPACE & DEFENSE -- 0.3%
      12,800 AlliedSignal Inc. .................................        498,400
       1,416 Raytheon Company, Class A..........................         69,811
                                                                   ------------
                                                                        568,211
                                                                   ------------
  CONGLOMERATES -- 0.1%
     177,500 Lonhro Ord.........................................        271,111
                                                                   ------------
  TEXTILES & APPAREL -- 0.1%
       3,500 Unifi, Inc.........................................        142,406
                                                                   ------------
             Total Common Stock
              (Cost $150,095,655)...............................    179,432,328
                                                                   ------------
  PRINCIPAL
   AMOUNT
  ---------
 U.S. TREASURY OBLIGATIONS -- 7.5%
  U.S. TREASURY BILLS -- 6.4%
 $12,665,000 U.S. Treasury Bill, Discounted,
              4.600%# due 01/22/1998............................     12,631,016
                                                                   ------------
  U.S. TREASURY NOTES -- 0.8%
             U.S. Treasury Notes:
     100,000 7.250% due 02/15/1998..............................        100,172
     300,000 5.875% due 11/15/1999..............................        301,077
     100,000 7.125% due 02/29/2000..............................        102,891
     300,000 6.500% due 05/31/2001..............................        307,125
     400,000 5.750% due 08/15/2003..............................        400,248
      50,000 7.500% due 02/15/2005..............................         54,953
     300,000 7.000% due 07/15/2006..............................        323,811
                                                                   ------------
                                                                      1,590,277
                                                                   ------------
  U.S. TREASURY BONDS -- 0.3%
             U.S. Treasury Bond:
     180,000 5.625% due 02/15/2006..............................        177,975
     400,000 6.000% due 02/15/2026..............................        399,500
                                                                   ------------
                                                                        577,475
                                                                   ------------
             Total U.S. Treasury Obligations
              (Cost $14,693,469)................................     14,798,768
                                                                   ------------

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
  ---------                                                        ------------

 COMMERCIAL PAPER -- 1.6%
  $3,000,000 Bell Atlantic Financial Corporation, 5.850%# due
              01/27/1998........................................   $  2,987,326
     125,000 Hewlett-Packard Company,
              5.950%# due 01/21/1998............................        124,587
                                                                   ------------
             Total Commercial Paper
              (Cost $3,111,912).................................      3,111,913
                                                                   ------------
 CORPORATE NOTES -- 1.0% (Cost $2,088,056)
   2,100,000 Preferred Receivables,
              5.850%# due 02/05/1998............................      2,088,056
                                                                   ------------
TOTAL INVESTMENTS
 (COST
 $169,989,092*)..........................................  101.1 %  199,431,065
OTHER ASSETS AND
 LIABILITIES
 (NET)...................................................   (1.1)    (2,202,966)
                                                           -----   ------------
NET ASSETS...............................................  100.0 % $197,228,099
                                                           =====   ============

------------
 * Aggregate cost for federal tax purposes was $169,960,320.
 + Non-income producing security.
 # Rate represents annualized yield at date of purchase.

Abbreviations:
ADR -- American Depositary Receipt
Ord. -- Ordinary

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
 COMMON STOCK -- 93.7%
  BANKING AND FINANCE -- 11.3%
   9,000 Barnett Banks Inc. ......................................   $   646,875
 125,000 Banca Fideuram...........................................       547,272
   7,800 Citicorp.................................................       986,213
  35,800 Federal National Mortgage Association....................     2,042,837
  15,900 First Union Corporation..................................       814,875
  84,800 Federal Home Loan Mortgage Corporation...................     3,556,300
   6,100 Honeywell Inc. ..........................................       417,850
   8,500 Northern Trust Corporation...............................       592,875
  47,800 Norwest Corporation......................................     1,846,275
   1,700 SLM Holding Corporation..................................       236,512
  24,900 Toronto Dominion Bank ADR................................       938,419
   3,800 Wells Fargo & Company....................................     1,289,862
                                                                     -----------
                                                                      13,916,165
                                                                     -----------
  COMPUTER SERVICE AND SOFTWARE -- 8.8%
  15,300 Automatic Data Processing Inc. ..........................       939,037
  21,600 BMC Software, Inc.+......................................     1,417,500
  12,600 Cisco Systems Inc.+......................................       702,450
  15,900 Compaq Computer Corporation..............................       897,356
   4,200 Dell Computer Corporation................................       352,800
  15,800 EMC Corporation -- Massachusetts.........................       433,512
  15,000 Getronics NV.............................................       477,881
   6,700 Intel Corporation........................................       470,675
  12,600 Microsoft Corporation+...................................     1,628,550
  22,300 Network Associates Inc.+.................................     1,179,112
  27,550 Oracle Corporation.......................................       614,709
  27,800 Parametric Technology Company+...........................     1,317,025
  14,100 Platinum Technology Inc.+................................       398,325
                                                                     -----------
                                                                      10,828,932
                                                                     -----------
  INSURANCE -- 5.6%
  24,100 ACE Ltd .................................................     2,325,650
   6,800 Aetna Inc. ..............................................       479,825
   5,800 Erie Indemnity Company...................................       171,100
   9,800 EXEL Ltd.................................................       621,075
  21,898 Travelers Group Inc. ....................................     1,179,791
  12,900 Travelers Property Casualty -- CL A......................       567,600
  28,900 UNUM Corporation.........................................     1,571,437
                                                                     -----------
                                                                       6,916,478
                                                                     -----------
  TELECOMMUNICATIONS -- 5.4%
  14,300 A T & T Corporation......................................       875,875
   3,600 Ericsson (LM) Telephone, Class B, ADR....................       134,325
  60,000 Grupo Iusacell S.A. de CV, Series D, ADR+................       915,000
  22,900 MCI Communications Corporation...........................       980,406
  14,000 Nokia Corporation ADR A..................................       980,000
   5,400 Telebras ADR.............................................       628,762
  11,000 Telecel-Comunicacoes Pessoai+............................     1,172,018
  25,000 Telecom Italia Mobile SpA................................       115,390
  60,050 Telecom Italia Risp......................................       264,777
  21,100 WorldCom, Inc. ..........................................       638,275
                                                                     -----------
                                                                       6,704,828
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
  HEALTH CARE SERVICES -- 4.6%
  9,900 American Home Products Corporation........................   $   757,350
  6,200 Amgen Inc.+...............................................       335,575
 13,100 Bristol-Meyers Squibb Company.............................     1,239,588
 36,400 HEALTHSOUTH Corporation...................................     1,010,100
  8,300 Johnson & Johnson Company.................................       546,762
  4,900 PacifiCare Health Systems, Inc.+..........................       256,637
 22,800 Tenet Healthcare Corporation+.............................       755,250
 15,400 United Healthcare Corporation.............................       765,187
                                                                     -----------
                                                                       5,666,449
                                                                     -----------
  CONSUMER PRODUCTS -- 4.5%
  5,000 Hagemeyer NV..............................................       208,857
 21,100 Masco Corporation.........................................     1,073,462
 43,800 Philip Morris Companies Inc. .............................     1,984,687
  9,000 Procter & Gamble Company..................................       718,312
 17,700 Service Corporation International.........................       653,794
 60,600 TAG Heuer International SA, Sponsored ADR+................       499,950
  7,200 Unilever NV, ADR..........................................       449,500
                                                                     -----------
                                                                       5,588,562
                                                                     -----------
  MEDIA AND COMMUNICATIONS -- 4.4%
 18,400 Cox Communications, Inc., Class A+........................       737,150
  8,000 Modern Times Group -- B Shares+...........................        46,852
 22,600 Tribune Company...........................................     1,406,850
 53,500 Ver Ned Uitgevers.........................................     1,509,198
 70,000 Vodafone Group Ord. ......................................       509,867
 16,900 Vodafone Group Plc, ADR...................................     1,225,250
                                                                     -----------
                                                                       5,435,167
                                                                     -----------
  PHARMACEUTICALS -- 4.0%
 31,333 Astra AB, Class B.........................................       526,827
 13,700 Biogen Inc.+..............................................       498,337
 15,100 Merck & Company...........................................     1,604,375
 20,400 Pfizer Inc. ..............................................     1,521,075
  6,100 Warner-Lambert Company....................................       756,400
                                                                     -----------
                                                                       4,907,014
                                                                     -----------
  BUSINESS SERVICES -- 3.9%
 44,600 Cendant Corporation+......................................     1,533,125
 20,000 Elsevier NV...............................................       323,519
 19,900 Ikon Office Solutions, Inc................................       559,687
 20,550 Interpublic Group of Companies Inc. ......................     1,023,647
 33,132 Mutual Risk Management Ltd................................       991,889
  4,800 Reuters Holdings Plc, Class B, ADR........................       318,000
                                                                     -----------
                                                                       4,749,867
                                                                     -----------
  FINANCIAL SERVICES -- 3.7%
 13,500 AMBAC Inc. ...............................................       621,000
 21,800 Block (H&R) Inc...........................................       976,913
  2,400 Fairfax Financial Holdings, Ltd.+.........................       537,232
 46,380 First Data Corporation....................................     1,356,615
 14,000 PartnerRe Ltd. ...........................................       649,250
  5,500 St. Paul Companies, Inc...................................       451,344
                                                                     -----------
                                                                       4,592,354
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTOFLIO

                               DECEMBER 31, 1997

                                                                      VALUE
 SHARES                                                              (NOTE 1)
 ------                                                            ------------
 COMMON STOCK - (CONTINUED)
  RETAIL -- 3.4%
   5,300 Circuit City Stores Inc. ..............................   $    188,481
  24,500 Corporate Express Inc..................................        315,437
   9,909 CVS Corporation........................................        634,795
  17,000 Dillards Inc. CL A.....................................        599,250
  10,000 Hennes & Mauritz Company, Series B.....................        440,812
  15,100 Home Depot Inc.........................................        884,294
   5,400 Kohl's Corporation+....................................        367,875
  19,700 Wal-Mart Stores, Inc...................................        776,919
                                                                   ------------
                                                                      4,207,863
                                                                   ------------
  MACHINERY -- 3.3%
  37,400 Danaher Corporation....................................      2,360,875
  25,700 Teleflex Inc. .........................................        970,175
  22,100 TriMas Corporation.....................................        759,687
                                                                   ------------
                                                                      4,090,737
                                                                   ------------
  ELECTRONIC COMPONENTS -- 2.9%
  24,000 Analog Devices Inc.+...................................        664,500
  12,300 Hewlett-Packard Company................................        768,750
  12,500 Linear Technology Corporation..........................        720,312
  29,000 Maxim Integrated Products Inc..........................      1,000,500
  15,900 National Semiconductor Corporation.....................        412,406
   1,900 Xilinx Inc.+...........................................         66,619
                                                                   ------------
                                                                      3,633,087
                                                                   ------------
  ELECTRICAL EQUIPMENT -- 2.8%
  43,700 General Electric Company...............................      3,206,487
  10,750 Molex Inc., Class A....................................        309,062
                                                                   ------------
                                                                      3,515,549
                                                                   ------------
  FOOD AND BEVERAGE - 2.8%
   1,000 LVMH Moet Hennessey Louis Vitton Ord. .................        165,947
  29,700 PepsiCo Inc. ..........................................      1,082,194
  20,600 Safeway Inc.+..........................................      1,302,950
  16,000 Sara Lee Corporation...................................        901,000
                                                                   ------------
                                                                      3,452,091
                                                                   ------------
  CONGLOMERATES -- 2.8%
      69 Berkshire Hathaway Inc.+...............................      3,174,000
  40,000 Swire Pacific..........................................        219,383
                                                                   ------------
                                                                      3,393,383
                                                                   ------------
  OTHER -- 2.4%
  50,000 Granada Group Plc......................................        763,692
 200,000 Rentokil Initial Plc...................................        870,445
      50 Sig Schweiz Ag.........................................        136,832
 240,000 Tomkins Plc............................................      1,147,017
                                                                   ------------
                                                                      2,917,986
                                                                   ------------
  PETROLEUM-INTERNATIONAL -- 2.2%
  13,900 Mobil Corporation......................................      1,003,406
  31,900 Royal Dutch Petroleum Company, ADR.....................      1,728,581
                                                                   ------------
                                                                      2,731,987
                                                                   ------------

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                             ------------
  ENTERTAINMENT AND LEISURE -- 2.2%
 15,400 Carnival Corporation.....................................   $    852,775
 15,269 Disney (Walt) Company....................................      1,512,585
  7,600 McDonald's Corporation...................................        362,900
                                                                    ------------
                                                                       2,728,260
                                                                    ------------
  REAL ESTATE -- 1.8%
 70,000 Security Capital US Realty++.............................        994,000
 22,100 Starwood Lodging Trust...................................      1,279,037
                                                                    ------------
                                                                       2,273,037
                                                                    ------------
  MEDICAL SUPPLIES -- 1.8%
  7,000 Baxter International Inc. ...............................        353,062
  6,100 Boston Scientific Corporation+...........................        279,838
  7,900 Medtronic Inc. ..........................................        413,269
    700 Novartis AG+.............................................      1,135,019
                                                                    ------------
                                                                       2,181,188
                                                                    ------------
  MANUFACTURING -- 1.4%
 39,422 Tyco International Ltd...................................      1,776,454
                                                                    ------------
  AEROSPACE AND DEFENSE -- 1.4%
 44,900 AlliedSignal Corporation.................................      1,748,294
                                                                    ------------
  ENERGY SERVICES -- 1.1%
  4,900 Cooper Cameron Corporation...............................        298,900
 11,200 Halliburton Company......................................        581,700
  5,800 Schlumberger Ltd.........................................        466,900
                                                                    ------------
                                                                       1,347,500
                                                                    ------------
  PAPER AND PAPER PRODUCTS -- 1.1%
 19,028 Kimberly-Clark Corporation...............................        938,318
 80,000 Kimberly-Clark de Mexico, SA.............................        381,637
                                                                    ------------
                                                                       1,319,955
                                                                    ------------
  METALS AND MINING -- 1.0%
 20,353 Anglo American Platinum -- ADR...........................        281,380
 15,000 Anglo American Platinum Corporation......................        200,349
 23,000 Newmont Mining Corporation...............................        675,625
  1,700 Pohang Iron & Steel, ADR.................................         29,644
                                                                    ------------
                                                                       1,186,998
                                                                    ------------
  BIOTECHNOLOGY -- 0.8%
 15,500 Genentech Inc.+..........................................        939,687
                                                                    ------------
  WASTE DISPOSAL -- 0.8%
 23,600 USA Waste Services, Inc.+................................        926,300
                                                                    ------------
  TOYS, GAMES, AND HOBBIES -- 0.7%
 22,200 Mattel, Inc. ............................................        826,950
                                                                    ------------
  TRANSPORTATION -- 0.6%
 75,000 Hutchinson Whampoa, Ltd..................................        470,383
 25,100 Tranz Rail Holdings Ltd ADR..............................        288,650
                                                                    ------------
                                                                         759,033
                                                                    ------------
  SPECIALTY CHEMICALS -- 0.2%
  4,500 Great Lakes Chemical Corporation.........................        201,938
                                                                    ------------
  ENGINEERING AND CONSTRUCTION -- 0.0%##
 51,000 United Engineers (Malaysia) Berhad.......................         42,485
                                                                    ------------
        Total Common Stock
         (Cost $91,318,973)......................................    115,506,578
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1997

  PRINCIPAL                                                           VALUE
   AMOUNT                                                           (NOTE 1)
  ---------                                                       -------------

 AGENCY SECURITIES -- 1.2%
             FEDERAL HOME LOAN BANK (FHLB):
  $1,343,000 4.750%# due 01/02/1998............................   $   1,342,883
     129,000 5.540%# due 01/16/1998............................         128,702
                                                                  -------------
             Total Agency Securities
              (Cost $1,471,585)................................       1,471,585
                                                                  -------------
 CORPORATE DISCOUNT NOTES -- 2.3%
  (Cost $2,810,075)
  $2,817,000 Procter & Gamble Company, 5.900%# due 01/16/1998..       2,810,075
                                                                  -------------
 COMMERCIAL PAPER -- 2.6%
     215,000 Abbott Laboratories Company, 6.050%# due
              01/05/1998.......................................         214,855
   2,989,000 Ciesco, L.P., 6.400%# due 01/02/98................       2,988,468
                                                                  -------------
             Total Commercial Paper
              (Cost $3,203,323)................................       3,203,323
                                                                  -------------
TOTAL INVESTMENTS
 (COST $98,803,956)........................................  99.8% $122,991,561
OTHER ASSETS AND LIABILITIES (NET).........................   0.2       237,954
                                                            -----  ------------
NET ASSETS................................................. 100.0% $123,229,515
                                                            =====  ============

------------
 * Aggregate cost for federal tax purposes was $98,859,256.
 + Non-income producing security.
 # Rate represents annualized yield at date of purchase.
## Amount represents less than 0.1%.

Abbreviations:
ADR -- American Depositary Receipt
Ord. -- Ordinary

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

 COMMON STOCK -- 93.1%
  UNITED KINGDOM -- 18.7%
     56,000 Abbey National Ord. ..................................  $  1,003,410
     64,733 Argos Ord. ...........................................       585,791
    207,000 ASDA Group Plc........................................       603,440
     57,353 British Gas Ord. .....................................       258,090
     47,000 British Petroleum Company Ord.........................       617,523
    114,000 Cable & Wireless......................................     1,001,669
     82,768 Cadbury Schweppes Ord. ...............................       833,955
    124,200 Caradon Plc...........................................       366,144
     44,000 Centrica Plc+.........................................        64,676
     42,000 Compass Group Ord.....................................       513,201
    276,000 Diageo Plc............................................     2,536,148
     45,000 Electrocomponents Ord. ...............................       334,054
      7,000 GKN Ord. .............................................       143,361
     95,000 Glaxo Wellcome Ord....................................     2,246,733
     11,000 Heywood Williams Group Corporation Ord................        37,487
     33,000 Hillsdown Holdings Ord................................        80,483
    138,000 Kingfisher Ord. ......................................     1,921,942
     74,000 Ladbroke Group Ord....................................       320,849
     28,000 Laing (John), Class A, Non-Voting Ord. ...............       148,534
    237,000 National Westminster Bank Ord.........................     3,939,075
     78,000 Rank Group Plc........................................       434,270
    223,000 Reed International Ord................................     2,234,087
     61,000 Rio Tinto Corporation Ord.............................       750,373
     29,518 Rolls Royce Ord.......................................       113,925
    116,000 Safeway, Inc. ........................................       653,458
    333,000 Shell Transport & Trading Ord.........................     2,406,370
     58,000 Smith (David S.) Holdings Ord.........................       189,560
    282,200 SmithKline Beecham Ord. ..............................     2,887,424
     68,000 T&N Plc Ord. .........................................       283,667
     96,000 Tesco Ord. ...........................................       780,444
    259,000 Tomkins Ord. .........................................     1,237,822
    104,000 United Newspapers & Media Ord. .......................     1,183,674
                                                                    ------------
                                                                      30,711,639
                                                                    ------------
  JAPAN -- 18.1%
      2,420 Advantest.............................................       137,174
     24,000 Alps Electric Company.................................       226,120
     37,000 Amada Company Ltd. ...................................       137,457
     81,000 Canon Inc.............................................     1,886,174
     23,000 Citizen Watch Company.................................       154,155
     37,000 Dai Nippon Screen Manufacturing.......................       170,050
     44,000 Daichi Pharmaceutical Company.........................       495,442
      6,000 Daifuku Company Ltd. .................................        29,184
     50,000 Daiwa House Industry Company..........................       264,267
         74 DDI Corporation.......................................       195,557
     71,000 Denso Corporation.....................................     1,278,054
        136 East Japan Railway Company............................       613,589
     10,400 Fanuc Company Ltd.....................................       393,535
     76,000 Hitachi Ltd...........................................       541,402
     65,000 Hitachi Zosen Corporation.............................       104,060
      4,000 Honda Motor Company Ltd. .............................       146,764
     16,000 Inax..................................................        46,450

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

     15,000 Ishihara Sangyo Kaisha+..............................   $     16,660
     19,000 Ito-Yokado Company...................................        967,828
     34,000 Kao Corporation......................................        489,621
     21,000 Kokuyo Company Ltd...................................        361,930
     46,000 Komatsu Ltd..........................................        230,793
     17,000 Komori Corporation...................................        252,624
     31,000 Kumagai Gumi.........................................         16,859
     48,000 Kuraray Company......................................        397,089
     25,000 Kyocera Corporation..................................      1,133,665
     31,000 Makita Corporation...................................        296,821
     47,000 Marui Company Ltd. ..................................        730,831
     78,000 Matsushita Electric Industrial Company...............      1,141,172
     44,000 Mitsubishi Corporation...............................        347,147
    243,000 Mitsubishi Heavy Industries Ltd......................      1,012,578
     22,000 Mitsubishi Paper Mills Ltd...........................         30,839
    116,000 Mitsui Fudosan Company...............................      1,119,571
     15,000 Mitsui Petrochemical Industries......................         27,576
     21,000 Murata Manufacturing Company.........................        527,614
      9,000 National House Industrial Company....................         61,701
    132,000 NEC Corporation......................................      1,405,439
      9,000 Nippon Hodo..........................................         28,954
    272,000 Nippon Steel Corporation.............................        402,114
         56 Nippon Telegraph & Telephone Corporation.............        480,429
     69,000 Nomura Securities Company Ltd. ......................        919,648
     26,000 Pioneer Electronics Corporation......................        400,306
      4,000 Sangetso Company Ltd.................................         41,057
     48,000 Sankyo Company.......................................      1,084,642
      6,000 Sega Enterprises.....................................        108,464
     58,000 Sekisui Chemical Company Ltd. .......................        294,554
     41,000 Sekisui House........................................        263,493
      5,620 Seven-Eleven Japan Company Ltd.......................        397,769
     63,000 Sharp Corporation....................................        433,351
     42,000 Shinetsu Chemicals Company Ltd. .....................        801,072
     18,000 Shiseido Company Ltd. ...............................        245,423
     17,300 Sony Corporation.....................................      1,537,189
     78,000 Sumitomo Corporation.................................        436,155
    109,000 Sumitomo Electric Industries Ltd. ...................      1,486,174
     20,000 Sumitomo Forestry Company Ltd. ......................         97,894
     18,000 TDK Corporation......................................      1,356,722
     96,000 Teijin...............................................        200,751
     17,000 Tokio Marine & Fire Insurance Company................        192,723
      9,700 Tokyo Electron.......................................        310,578
     17,000 Tokyo Steel Manufacturing............................         57,426
     36,000 Toppan Printing Company Ltd. ........................        468,786
     22,000 UNY Company Ltd. ....................................        301,647
      7,717 Yurtec Corporation...................................         47,348
                                                                    ------------
                                                                      29,782,461
                                                                    ------------
  NETHERLANDS -- 9.9%
     46,070 ABN Amro Holdings N.V. ..............................        897,454
      9,569 Ahold (Kon) N.V. ....................................        249,642
        994 Akzo Nobel N.V. .....................................        171,378
     10,574 Baan Company.........................................        346,261

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

 COMMON STOCK -- (CONTINUED)
  NETHERLANDS -- (CONTINUED)
      6,000 Baan Company N.V.....................................   $    198,000
     15,187 CSM CVA..............................................        674,079
    115,930 Elsevier N.V. .......................................      1,875,279
     17,365 Fortis Amev N.V. ....................................        757,048
     47,740 International Nederlanden Groep N.V. ................      2,010,651
      4,254 Koninklijke PTT Nederland............................        177,486
      9,500 Nutricia (Veringde Bedrijven)........................        288,134
      2,500 Otra N.V. ...........................................         35,755
     15,605 Polygram N.V. .......................................        746,503
     72,100 Royal Dutch Petroleum Company........................      3,957,553
     25,100 Unilever N.V. .......................................      1,547,320
     18,665 Wolters Kluwer.......................................      2,410,792
                                                                    ------------
                                                                      16,343,335
                                                                    ------------
  FRANCE -- 8.6%
        955 Accor................................................        177,516
      4,666 Alcatel Alsthom Cie Generale D'Electric..............        592,939
      3,199 Assurances Generales de France.......................        169,462
      5,260 AXA Company+++.......................................        406,907
      1,460 Canal Plus...........................................        271,385
        600 Carrefour............................................        312,957
      4,040 Compagnie de Saint-Gobain............................        573,787
      3,449 Credit Commercial de France..........................        236,331
      2,990 Danone...............................................        533,929
      2,808 Dexia France.........................................        325,112
     17,880 Eaux (Cie Generale des)..............................      2,494,884
      1,630 GTM--Entrepose.......................................        109,659
      1,686 Guilbert SA.+++......................................        240,297
      1,210 Havas................................................         87,032
      2,820 Lapeyre..............................................        155,287
      1,103 Legrand..............................................        219,684
        572 L'Oreal..............................................        223,764
        683 LVHM Moet Hennessey..................................        113,342
        845 Pathe................................................        163,947
      2,818 Pinault Printemps Redoute............................      1,503,089
      1,504 Primagaz.............................................        125,666
      8,189 Sanofi SA. ..........................................        911,400
     12,562 Schneider............................................        681,937
      3,007 Societe Generale Ord. ...............................        409,591
      5,070 Societe Nationale Elf Aquitaine......................        589,535
        973 Sodexho..............................................        520,927
      3,290 Television Francaise.................................        336,105
     15,268 Total SA 'B' Shares..................................      1,661,219
                                                                    ------------
                                                                      14,147,690
                                                                    ------------
  SWITZERLAND -- 6.6%
        561 ABB AG...............................................        704,297
      2,375 Adecco SA. ..........................................        688,135
      2,550 Credit Suisse Group..................................        394,280
      1,336 Nestle SA. ..........................................      2,000,824
      2,009 Novartis AG..........................................      3,257,504
        246 Roche Holdings AG Genuscheine........................      2,441,234

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

        360 Schweizerischer Bankverein...........................   $    520,179
      2,350 Schweizerischer Bankverein--Redg. ...................        729,929
                                                                    ------------
                                                                      10,736,382
                                                                    ------------
  GERMANY -- 5.2%
      3,330 Allianz AG...........................................        862,579
      2,719 Autotote Corporation, Class A+.......................          6,628
     16,083 Bayer AG.............................................        600,766
     12,741 Bayerische Hypotheken-Und Wechsel Bank...............        621,823
      8,927 Bayerische Vereinsbank AG............................        584,051
      3,600 Bilfinger & Berger Bau AG............................        111,662
        232 Buderus AG...........................................        103,942
      5,280 Commerzbank AG.......................................        207,795
     13,624 Deutsche Bank AG.....................................        961,783
     14,927 Deutsche Telekom AG..................................        280,867
      4,490 Dresdner Bank AG.....................................        207,154
     15,800 Gehe AG..............................................        790,439
      5,430 Hoechst AG...........................................        190,156
        700 Hornbach Baumarkt AG.................................         19,844
        557 Mannesmann AG........................................        281,441
      2,922 Rhoen Klinikum AG....................................        285,865
      2,450 SAP AG...............................................        744,261
      5,558 Siemens AG...........................................        329,031
     18,321 Veba AG..............................................      1,247,539
        264 Volkswagen AG........................................        148,509
                                                                    ------------
                                                                       8,586,135
                                                                    ------------
  ITALY -- 3.8%
     21,000 Assicurazioni Generali...............................        515,800
     34,000 Banca Commerciale Italiana...........................        118,202
    262,553 Credito Italiano S.p.A...............................        809,625
    174,772 Ente Nazionale Idrocarburi...........................        990,935
      5,106 Gucci Group N.V......................................        213,814
     37,870 IMI S.p.A. Ord.......................................        449,559
      6,140 Industrie Natuzzi S.p.A..............................        126,638
     34,740 Italgas S.p.A. ......................................        143,359
     18,753 Mediolanum S.p.A.....................................        353,010
      8,000 Rinascente Ord. .....................................         59,695
     47,990 Telecom Italia Mobile di Risp S.p.A. ................        136,455
    281,353 Telecom Italia Mobile S.p.A. ........................      1,298,613
    170,315 Telecom Italia S.p.A. ...............................      1,087,936
                                                                    ------------
                                                                       6,303,641
                                                                    ------------
  SWEDEN -- 3.2%
     28,890 ABB AB, Series A.....................................        342,027
     83,060 Astra AB, Series B...................................      1,396,555
     18,610 Atlas Copco AS, Series B.............................        554,322
      9,480 Electrolux Company AB, Series B......................        657,877
      4,870 Esselte AB , Series B................................         98,751
      4,355 Granges AB...........................................         68,288
     21,350 Hennes & Mauritz AB, Series 5........................        941,133
    129,222 Nordbanken AB........................................        730,748
      2,480 Sandvik AB, Series A.................................         70,590
     15,380 Sandvik AB, Series B.................................        439,711
      3,330 Scribona AB Free, Series B...........................         37,117
                                                                    ------------
                                                                       5,337,119
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

 COMMON STOCK -- (CONTINUED)
  HONG KONG -- 2.4%
     23,000 Cheung Kong (Holdings) Ltd...........................   $    150,632
     32,000 China Light & Power Company..........................        177,571
     87,000 Dao Heng Bank Group..................................        217,247
     37,540 First Pacific Company Ltd. ..........................         18,167
    214,285 Hong Kong Land Holdings Ord..........................        411,427
      6,800 HSBC Holdings Plc....................................        167,609
    156,000 Hutchison Whampoa, Ltd...............................        978,397
    202,120 New World Development Company........................        699,034
     23,000 Sun Hung Kai Properties Ltd. ........................        160,279
     81,000 Swire Pacific Company, Class A.......................        444,251
    211,000 Wharf Holdings.......................................        462,898
                                                                    ------------
                                                                       3,887,512
                                                                    ------------
  SPAIN -- 2.2%
      3,702 Argentaria...........................................        225,255
      6,990 Banco Bilbao Vizcaya.................................        226,194
     20,644 Banco de Santander Ord...............................        689,714
      6,320 Banco Popular de Espanol.............................        441,798
      5,056 Centros Comerciales Pryca............................         75,334
     20,848 Empresa Nacional de Electricidad (Endesa)............        370,160
      4,589 Gas Natural S.D.G., S.A..............................        237,959
     29,786 Iberdrola S.A........................................        391,998
      6,832 Repsol S.A...........................................        291,487
     23,676 Telefonica de Espana Ord. ...........................        676,013
                                                                    ------------
                                                                       3,625,912
                                                                    ------------
  BRAZIL -- 2.2%
  4,788,511 Cemig Energetica Minas Gerais........................        208,051
      8,086 Cemig Energetica Minas Gerais, ADR...................        343,655
  6,800,000 Centrais Eletrobras..................................        338,157
      3,930 Cesp Cia Energetica ADS++............................         67,400
      6,030 Cia Brasil Dist Pao de Acucar, ADR...................        116,831
     20,159 Telebras, ADR........................................      2,347,264
      7,156 Telec de Minas Gerais S.A.+..........................            808
     55,559 Telec de Sao Paulo S.A. .............................         12,644
     21,660 Usinas Siderurgicas de Minas Gerais S.A. ............        108,300
     21,600 White Martins S.A. ..................................         31,547
                                                                    ------------
                                                                       3,574,657
                                                                    ------------
  AUSTRALIA -- 2.0%
     18,000 Australia and New Zealand Banking Group Ltd. ........        118,957
     43,330 Australian Gas Light Company.........................        302,171
      5,000 Brambles Industries Ltd. ............................         99,229
     32,951 Broken Hill Property Company Ord.....................        306,030
     30,655 Commonwealth Bank of Australia.......................        351,637
     78,000 Fosters Brewing Group................................        148,443
     39,000 FXF Trust+...........................................          6,609
     69,000 John Fairfax Holding.................................        143,906
     11,368 Lend Lease Corporation Ord...........................        222,273
     11,707 National Australia Bank Ltd..........................        163,511
     46,340 News Corporation, The Ord............................        255,812
     39,000 Publishing & Broadcasting Ltd........................        175,742

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------

    112,600 Sydney Harbour Casino+...............................   $    106,778
     33,000 Tabcorp Holdings Ltd.................................        154,856
    107,000 Telstra Corporation Limited+.........................        225,949
     33,000 Westpac Banking Corporation..........................        211,120
     27,000 WMC Ltd. ............................................         94,145
     32,000 Woodside Petroleum Ltd. .............................        225,662
                                                                    ------------
                                                                       3,312,830
                                                                    ------------
  MEXICO -- 2.0%
     40,310 Cemex, ADS+..........................................        346,666
     16,590 Cemex, Class B+......................................         88,392
      2,265 Cifra S.A. de CV, Class E, ADR.......................         54,358
     34,169 Fomento Economico Mexicana, Series B.................        274,351
     33,683 Gruma S.A. de CV, Series B...........................        133,555
      7,946 Gruma S.A. de CV, Series B, ADR++....................        125,150
     47,166 Grupo Financiero Banamex, Series B...................        141,139
      1,942 Grupo Financiero Banamex, Series L+..................          5,005
     84,790 Grupo Industrial Maseca S.A., Class B................         87,621
     18,986 Grupo Modelo S.A. de CV, Series C....................        159,030
      4,885 Grupo Televisa S.A., GDR+............................        188,988
     50,076 Kimberly-Clark de Mexico, Class A....................        238,886
     11,000 Panamerican Beverages Inc., Class A..................        358,875
     15,364 Telefonos de Mexico S.A., ADR........................        861,344
     10,200 Tv Azteca S.A. de CV, ADR+...........................        230,138
                                                                    ------------
                                                                       3,293,498
                                                                    ------------
  NORWAY -- 1.8%
      2,170 Bergesen DY AS, Class A..............................         51,197
     25,770 Norsk Hydro AS.......................................      1,257,925
     18,930 Orkla Booregaard AS..................................      1,635,039
      4,670 Saga Petroleum, Series B.............................         70,921
                                                                    ------------
                                                                       3,015,082
                                                                    ------------
  ARGENTINA -- 1.4%
      5,274 Banco de Galicia -- Buenos Aires.....................        135,806
      4,858 Banco Frances del Rio de la Plata S.A., ADR..........        132,988
     44,120 Perez Companc (Naviera)..............................        315,075
     24,000 Telefonica de Argentina S.A., ADR....................        894,000
     21,962 Y.P.F Sociedad Anonima...............................        750,826
                                                                    ------------
                                                                       2,228,695
                                                                    ------------
  BELGIUM -- 1.3%
      1,295 Credit Communal de Belgique S.A.+....................        173,885
      1,060 Generale de Banque Ord...............................        461,324
         80 Generale de Banque S.A.+.............................             22
      3,090 Kredietbank International NV.........................      1,296,848
         72 U.C.B. SA............................................        237,662
                                                                    ------------
                                                                       2,169,741
                                                                    ------------
  SINGAPORE -- 0.6%
     18,000 City Developments Ltd. ..............................         83,299
     12,000 Overseas-Chinese Banking Corporation (F).............         69,772
     26,600 Overseas Union Bank (F)..............................        101,792

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1997

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                            --------

 COMMON STOCK -- (CONTINUED)
  SINGAPORE -- (CONTINUED)
     74,000 Singapore Land......................................   $    162,444
     29,000 Singapore Press Holdings (F)........................        363,038
     34,600 United Overseas Bank (F)............................        191,937
                                                                   ------------
                                                                        972,282
                                                                   ------------
  PORTUGAL -- 0.6%
     30,150 Estabelec Jeronimo Martins & Filho..................        956,675
                                                                   ------------
  NEW ZEALAND -- 0.3%
     49,909 Air New Zealand Ltd., Class B, Ord.+++..............         99,980
     43,371 Fletcher Challenge (Building Division)..............         88,645
     36,352 Fletcher Challenge (Energy Division)................        127,280
     49,000 Telecom Corporation of New Zealand..................        237,573
                                                                   ------------
                                                                        553,478
                                                                   ------------
  CHINA -- 0.3%
     23,100 Huaneng Power International, ADS+...................        535,631
                                                                   ------------
  CHILE -- 0.3%
      4,775 Chilectra S.A.++, ADR...............................        121,961
      3,344 Chilgener S.A., ADS.................................         81,928
      2,241 CIA Cerveceria Unidas SA, ADR.......................         65,829
      6,066 Empresa Nacional Electricidad Chile, ADR............        107,292
      3,701 Enersis S.A., ADR...................................        107,329
      2,652 Santa Isabel SA, ADR................................         46,410
                                                                   ------------
                                                                        530,749
                                                                   ------------
  DENMARK -- 0.3%
      2,080 Den Danske Bank.....................................        277,155
        650 Tele Danmark AS, Series B...........................         40,317
      1,950 UniDanmark AS, Series A.............................        143,150
                                                                   ------------
                                                                        460,622
                                                                   ------------
  CANADA -- 0.3%
      9,090 Alcan Aluminum......................................        250,618
      3,920 Royal Bank of Canada................................        207,377
                                                                   ------------
                                                                        457,995
                                                                   ------------
  MALAYSIA -- 0.2%
     86,000 Berjaya Sports Toto Berhad..........................        220,003
    104,000 Tanjong.............................................        172,464
                                                                   ------------
                                                                        392,467
                                                                   ------------
  FINLAND -- 0.2%
      5,600 Nokia AB, Class A...................................        391,544
                                                                   ------------
  INDIA -- 0.2%
     16,000 Mahanagar Telephone Niagam Ltd......................        248,160
                                                                   ------------
  VENEZUELA -- 0.1%
      4,868 Compania Anonima Nacional Telefonos de Venezuela,
             ADR+...............................................        202,631
                                                                   ------------
  RUSSIA -- 0.1%
      1,990 Gazprom, ADR+.......................................         47,661
      1,170 Lukoil Company, ADR.................................        107,640
                                                                   ------------
                                                                        155,301
                                                                   ------------

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                            --------

  PERU -- 0.1%
      2,880 Credicorp Ltd. .....................................   $     51,840
      4,365 Telefonica del Peru S.A., ADR.......................        101,486
                                                                   ------------
                                                                        153,326
                                                                   ------------
  KOREA -- 0.1%
      4,000 Samsung Electronics Company.........................         90,619
                                                                   ------------
  CZECHOSLOVAKIA -- 0.0%#
        580 SPT Telecom+........................................         62,048
                                                                   ------------
  PANAMA -- 0.0%#
      1,349 Banco Latinoamericano de Exportaciones, S.A., Series
             E..................................................         55,815
                                                                   ------------
            Total Common Stock
             (Cost $134,115,413)................................    153,275,672
                                                                   ------------
 PREFERRED STOCK -- 1.7%
  BRAZIL -- 1.3%
 23,967,906 Banco Bradesco S.A..................................        236,232
    265,000 Banco Itau SA.......................................        142,467
    279,975 Brahma-Companhia Cervejaria.........................        188,147
    270,000 Brasmotor S.A.......................................         26,612
    240,000 Companhia Cimento Portland Itau.....................         46,234
    199,060 Coteminas PN........................................         71,344
    199,060 Empresa Nacional de Comercio Redito E Participacoes
             S.A................................................            148
  2,620,000 Lojas Americanas NPV................................         12,207
  1,741,549 Petroleo Brasiliero-Petrobras.......................        407,280
    577,000 Telec de Minas Gerais S.A...........................         72,897
    607,377 Telecom Do Rio de Janeiro S.A.......................         63,130
  1,684,346 Telecomunicacoes de Sao Paulo.......................        448,218
  3,536,930 Unibanco-Uniao de Bancos Brasileir..................        240,855
     20,861 Usiminas PN.........................................        123,366
                                                                   ------------
                                                                      2,079,137
                                                                   ------------
  GERMANY -- 0.3%
      2,042 Fielmann AG.........................................         45,403
        870 Fresnius AG.........................................        160,072
      1,820 Hornbach AG.........................................        125,953
        623 SAP AG Vorzug.......................................        203,800
                                                                   ------------
                                                                        535,228
                                                                   ------------
  AUSTRALIA -- 0.1%
     18,644 The News Corporation Ltd............................         92,276
                                                                   ------------
            Total Preferred Stock
             (Cost $2,400,488)..................................      2,706,641
                                                                   ------------
 WARRANTS -- 0.1%
     10,020 Dresdner Bank AG, Expire 4/30/2002+...                      178,232
                                                                   ------------
            Total Warrants
             (Cost $176,258)....................................        178,232
                                                                   ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1997

                                                       VALUE
  SHARES                                              (NOTE 1)
  ------                                              --------

RIGHTS -- 0.0%# (Cost $0)
 1,024,752  Banco Bradesco S.A. Rights- Preferred.. $      3,673
                                                    ------------
TOTAL INVESTMENTS
 (COST
 $136,692,159*)...........................    94.9% $156,164,218
OTHER ASSETS AND
 LIABILITIES
 (NET)....................................     5.1     8,396,006
                                             -----  ------------
NET ASSETS................................   100.0% $164,560,224
                                             =====  ============

------------
  * Aggregate cost for federal tax purposes was $137,337,664.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++ The Adviser has deemed these securities to be illiquid. Illiquid securities generally cannot be disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investments.
  # Amount represents less than 0.1%.

Abbreviations:
ADR-- American Depositary Receipt
ADS-- American Depositary Shares
(F)-- Foreign or Alien Shares
GDR-- Global Depositary Receipt
Ord.-- Ordinary

At December 31, 1997, sector diversification of the Portfolio was as follows:

                                                            % OF       VALUE
SECTOR DIVERSIFICATION                                   NET ASSETS  (NOTE 1)
----------------------                                   ---------- -----------
COMMON STOCK:
Banking.................................................    11.8%    19,404,998
Energy..................................................     8.5     13,944,198
Health and Personal Care................................     7.9     13,002,384
Computers and Communications............................     6.3     10,432,794
Retail Trade............................................     6.3     10,363,500
Media...................................................     6.1      9,968,761
Business Services.......................................     5.2      8,686,661
Electronics and Instruments.............................     4.5      7,427,050
Food and Grocery Products...............................     4.5      7,384,851
Chemicals...............................................     3.8      6,177,584
Utilities...............................................     2.9      4,831,417
Multi-Industry..........................................     2.8      4,628,751
Electrical Equipment....................................     2.6      4,255,458
Financial Services......................................     2.5      4,040,357
Household Products......................................     2.3      3,729,275
Real Estate.............................................     2.1      3,471,857
Machinery and Engineering Services......................     2.0      3,360,063
Entertainment and Leisure...............................     2.0      3,229,029
Construction and Building Materials.....................     1.9      3,147,783
Diversified Industrial Manufacturing....................     1.8      3,047,895
Insurance...............................................     1.3      2,147,471
Beverage and Tobacco....................................     1.0      1,692,040
Metals and Mining.......................................     1.0      1,662,976
Wholesale Trade.........................................     0.8      1,265,799
Transport and Storage...................................     0.5        863,995
Automotive..............................................     0.2        295,273
Miscellaneous...........................................     0.2        265,314
Forestry and Paper Products.............................     0.1        220,399
Textiles & Apparel......................................     0.1        213,814
Aerospace and Defense...................................     0.1        113,925
                                                           -----    -----------
TOTAL COMMON STOCK......................................    93.1    153,275,672
TOTAL PREFERRED STOCK...................................     1.7      2,706,641
TOTAL WARRANTS..........................................     0.1        178,232
TOTAL RIGHTS............................................     0.0#         3,673
                                                           -----    -----------
TOTAL INVESTMENTS.......................................    94.9    156,164,218
OTHER ASSETS AND LIABILITIES (NET)......................     5.1      8,396,006
                                                           -----    -----------
NET ASSETS..............................................   100.0%   164,560,224
                                                           =====    ===========

------------
#Amount represents less than 0.1%.

                 SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
                  FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL:
                            (CONTRACT AMOUNT $3,310)

                                                              CONTRACT   MARKET
                                                               VALUE     VALUE
                                                                DATE    (NOTE 1)
                                                             ---------- --------
 429,275 Japanese Yen.....................................   01/05/1998  $3,289
                                                                         ======

                       See Notes to Financial Statements.

 STATEMENTS OF ASSETS AND LIABILITIES
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

                                 DREYFUS                                            TCW                      T.ROWE
                    DREYFUS       U.S.                                            MANAGED        TCW         PRICE
                    SMALLCAP   GOVERNMENT   ENHANCED   OPPORTUNITY    VALUE        ASSET        MONEY        EQUITY
                     VALUE     SECURITIES     INDEX       VALUE       EQUITY     ALLOCATION    MARKET        INCOME
                   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                  ------------ ----------- ----------- ----------- ------------ ------------ -----------  ------------
ASSETS:
Investments, at
 value (Note 1)
See accompanying
 schedule.......  $148,456,346 $47,667,705 $20,733,112 $26,816,191 $216,324,178 $301,633,569 $52,070,373  $199,431,065
Cash............       --              336       2,458       6,009        2,398      267,475      32,118         2,553
Foreign currency
 (Cost $792 and
 $506, $219,374,
 respectively)..       --          --          --          --           --           --          --                781
Unrealized
 appreciation on
 forward foreign
 exchange
 contracts......       --          --          --          --           --           --          --            --
Receivable for
 investment
 securities
 sold...........       463,564     --          --          --           --           --          --              3,815
Receivable for
 Portfolio
 shares sold....       217,126     189,101       4,521      22,829      145,639       71,648     161,966       250,796
Receivable from
 investment
 manager (Note
 2).............       --          --            5,878     --           --           --          --            --
Unamortized
 organization
 costs (Note
 5).............         1,044       5,949      21,667      20,173        1,044      --          --              4,865
Dividends and/or
 interest
 receivable.....        55,062     622,723      24,983      10,056      201,487    1,418,420     386,909       492,534
Prepaid
 expenses.......         1,467         421     --               68        2,206       45,567       7,280         1,519
Other Assets....       --            3,720     --          --                35      --          --                207
                  ------------ ----------- ----------- ----------- ------------ ------------ -----------  ------------
Total Assets....   149,194,609  48,489,955  20,792,619  26,875,326  216,676,987  303,436,679  52,658,646   200,188,135
                  ------------ ----------- ----------- ----------- ------------ ------------ -----------  ------------
LIABILITIES:
Payable for
 investment
 securities
 purchased......     2,858,673   1,902,788     927,181     --           421,515      --        1,402,696     2,708,264
Payable for
 Portfolio
 shares
 redeemed.......        10,137      12,112      14,837       5,026        8,140       27,691      51,765        25,457
Due to
 Custodian......         1,274     --          --          --           --           --          --            --
Transfer agent
 fees payable...            75          75          75          75           75           75          75            75
Investment
 management fee
 payable (Note
 2).............        96,423      24,872     --           14,204      142,764      190,789      22,850       128,643
Custodian fees
 payable (Note
 2).............         8,464       2,255       7,910         700        3,458        5,822         800         7,224
Accrued
 Trustees' fees
 and expenses
 (Note 2).......         1,516         481         192         267        2,244        3,199         574         2,022
Accrued expenses
 and other
 payables.......        22,926       5,391      31,138      53,084       60,213      106,955      18,256        88,351
                  ------------ ----------- ----------- ----------- ------------ ------------ -----------  ------------
Total
 Liabilities....     2,999,488   1,947,974     981,333      73,356      638,409      334,531   1,497,016     2,960,036
                  ------------ ----------- ----------- ----------- ------------ ------------ -----------  ------------
NET ASSETS......  $146,195,121 $46,541,981 $19,811,286 $26,801,970 $216,038,578 $303,102,148 $51,161,630  $197,228,099
                  ============ =========== =========== =========== ============ ============ ===========  ============
Investments, at
 Identified
 Cost...........  $138,498,177 $46,431,189 $19,492,549 $25,603,802 $159,117,584 $225,038,225 $52,070,373  $169,989,092
                  ============ =========== =========== =========== ============ ============ ===========  ============
NET ASSETS
 CONSIST OF:
Undistributed
 net investment
 income.........  $    227,013 $ 1,990,775 $    40,282 $   167,809 $  2,368,638 $  4,396,467 $        20  $  3,262,979
Accumulated net
 realized
 gain/(loss) on
 investments
 sold, forward
 foreign
 exchange
 contracts and
 foreign
 currency
 transactions...    19,797,837       7,648      92,956     273,333    4,211,990   28,006,667      (1,124)    8,203,212
Net unrealized
 appreciation of
 investments,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets.........     9,958,169   1,236,516   1,240,563   1,212,389   57,206,624   76,595,344     --         29,442,014
Paid-in
 capital........   116,212,102  43,307,042  18,437,485  25,148,439  152,251,326  194,103,670  51,162,734   156,319,894
                  ------------ ----------- ----------- ----------- ------------ ------------ -----------  ------------
Total Net
 Assets.........  $146,195,121 $46,541,981 $19,811,286 $26,801,970 $216,038,578 $303,102,148 $51,161,630  $197,228,099
                  ============ =========== =========== =========== ============ ============ ===========  ============
NET ASSET VALUE,
 offering price
 and redemption
 price per share
 of beneficial
 interest
 outstanding....  $      16.41 $     11.87 $     12.29 $     11.75 $      20.70 $      22.34 $      1.00  $      19.34
                  ============ =========== =========== =========== ============ ============ ===========  ============
Number of
 Portfolio
 shares
 outstanding....     8,909,917   3,919,711   1,611,913   2,280,049   10,434,879   13,567,600  51,162,734    10,199,760
                  ============ =========== =========== =========== ============ ============ ===========  ============
                     T.ROWE       T. ROWE
                     PRICE         PRICE
                     GROWTH    INTERNATIONAL
                     STOCK         STOCK
                   PORTFOLIO     PORTFOLIO
                  ------------ -------------
ASSETS:
Investments, at
 value (Note 1)
See accompanying
 schedule.......  $122,991,561 $156,164,218
Cash............         1,897    8,218,034
Foreign currency
 (Cost $792 and
 $506, $219,374,
 respectively)..           506      209,548
Unrealized
 appreciation on
 forward foreign
 exchange
 contracts......       --                21
Receivable for
 investment
 securities
 sold...........       439,215      --
Receivable for
 Portfolio
 shares sold....        98,532       12,897
Receivable from
 investment
 manager (Note
 2).............       --           --
Unamortized
 organization
 costs (Note
 5).............         4,865      --
Dividends and/or
 interest
 receivable.....       125,991      213,799
Prepaid
 expenses.......         1,057        9,555
Other Assets....       --           --
                  ------------ -------------
Total Assets....   123,663,624  164,828,072
                  ------------ -------------
LIABILITIES:
Payable for
 investment
 securities
 purchased......       274,277      --
Payable for
 Portfolio
 shares
 redeemed.......         7,738       39,111
Due to
 Custodian......       --           --
Transfer agent
 fees payable...            75           75
Investment
 management fee
 payable (Note
 2).............        80,220      124,760
Custodian fees
 payable (Note
 2).............         6,394      --
Accrued
 Trustees' fees
 and expenses
 (Note 2).......         1,261        1,743
Accrued expenses
 and other
 payables.......        64,144      102,159
                  ------------ -------------
Total
 Liabilities....       434,109      267,848
                  ------------ -------------
NET ASSETS......  $123,229,515 $164,560,224
                  ============ =============
Investments, at
 Identified
 Cost...........  $ 98,803,956 $136,692,159
                  ============ =============
NET ASSETS
 CONSIST OF:
Undistributed
 net investment
 income.........  $    301,437 $    697,873
Accumulated net
 realized
 gain/(loss) on
 investments
 sold, forward
 foreign
 exchange
 contracts and
 foreign
 currency
 transactions...     6,419,081    1,237,508
Net unrealized
 appreciation of
 investments,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets.........    24,187,451   19,454,517
Paid-in
 capital........    92,321,546  143,170,326
                  ------------ -------------
Total Net
 Assets.........  $123,229,515 $164,560,224
                  ============ =============
NET ASSET VALUE,
 offering price
 and redemption
 price per share
 of beneficial
 interest
 outstanding....  $      20.78 $      14.21
                  ============ =============
Number of
 Portfolio
 shares
 outstanding....     5,930,419   11,582,604
                  ============ =============

                       See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS
                             ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                            DREYFUS                                              TCW
                                DREYFUS       U.S.                                             MANAGED       TCW
                               SMALL CAP   GOVERNMENT   ENHANCED   OPPORTUNITY     VALUE        ASSET       MONEY
                                 VALUE     SECURITIES    INDEX        VALUE       EQUITY     ALLOCATION     MARKET
                               PORTFOLIO   PORTFOLIO   PORTFOLIO*   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                              -----------  ----------  ----------  -----------  -----------  -----------  ----------
INVESTMENT
 INCOME:
Dividends (Net
 of foreign
 withholding
 taxes of $0,
 $0, $149, $0,
 $5,609, $1,077,
 $0, $27,377
 $29,346 and
 $407,909,
 respectively)..........      $ 1,039,292  $   --      $  109,883  $  103,222   $ 2,034,859  $ 2,050,395  $   --
Interest (Net of
 foreign
 withholding
 taxes of $410
 for the T. Rowe
 Price
 International
 Stock
 Portfolio).............          239,903   2,282,717      13,920     200,679     1,857,066    4,674,756   2,893,990
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
 Total
  Investment
  Income................        1,279,195   2,282,717     123,803     303,901     3,891,925    6,725,151   2,893,990
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
EXPENSES:
Investment
 management fee
 (Note 2)...............          920,244     227,037      50,159      97,611     1,367,432    2,057,590     258,744
Custodian fees
 (Note 2)...............           44,713      16,870      37,571       7,292        29,149       45,145      14,792
Transfer agent
 fees...................              829         829         600         885           829          746         829
Legal fees..............           15,423       4,451       2,279       7,098        22,060       45,293       6,969
Audit fees..............           18,939       4,702       1,753       2,009        21,866       33,550       5,765
Amortization of
 organization
 costs
 (Note 5)...............            3,133       4,358       3,333       5,200         3,134      --           --
Trustee's fees
 and expenses
 (Note 2)...............            6,827       2,071         446         651        10,175       16,051       2,977
Printing................           28,898       6,369       2,764      14,293        34,460       56,388       9,026
Other...................           13,465      11,799       5,362       6,713        32,247       59,690      13,320
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
 Subtotal...............        1,052,471     278,486     104,267     141,752     1,521,352    2,314,453     312,422
Waiver/reimbursement
 from investment
 manager (Note
 2).....................          --           --         (17,349)     --           --           --           --
Credits allowed
 by the
 custodian
 (Note 2)...............           (1,319)        (67)        (64)     (1,419)         (748)      (4,414)     (2,400)
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
 Total
  expenses..............        1,051,152     278,419      86,854     140,333     1,520,604    2,310,039     310,022
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
NET INVESTMENT
 INCOME.................          228,043   2,004,298      36,949     163,568     2,371,321    4,415,112   2,583,968
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
REALIZED AND
 UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 (NOTES 1 AND
 3):
Net realized
 gain/(loss) on:
 Securities.............       19,825,375     275,682      92,956     273,333     4,215,619   34,569,853        (146)
 Forward foreign
  exchange
  contracts.............           (4,231)     --          --          --               100      --           --
 Foreign
  currencies and
  net other
  assets................            1,755      --          --          --               (70)         (21)     --
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
Net realized
 gain/(loss) on
 investments
 during the
 year...................       19,822,899     275,682      92,956     273,333     4,215,649   34,569,832        (146)
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
Net change in
 unrealized
 appreciation/(depreciation)
 of:
 Securities.............        3,374,069   1,065,295   1,240,563   1,212,229    30,856,886   10,307,208      --
 Forward foreign
  exchange
  contracts.............          --           --          --          --           --           --           --
 Foreign
  currencies and
  net other
  assets................          --           --          --          --                49      --           --
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
Net unrealized
 appreciation/(depreciation)
 of investments
 during the
 year...................        3,374,069   1,065,295   1,240,563   1,212,229    30,856,935   10,307,208      --
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
Net realized and
 unrealized
 gain/(loss) on
 investments
 during the
 year...................       23,196,968   1,340,977   1,333,519   1,485,562    35,072,584   44,877,040        (146)
                              -----------  ----------  ----------  ----------   -----------  -----------  ----------
NET INCREASE IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.............      $23,425,011  $3,345,275  $1,370,468  $1,649,130   $37,443,905  $49,292,152  $2,583,822
                              ===========  ==========  ==========  ==========   ===========  ===========  ==========
                              T.ROWE PRICE  T.ROWE PRICE  T. ROWE PRICE
                                 EQUITY        GROWTH     INTERNATIONAL
                                 INCOME        STOCK          STOCK
                               PORTFOLIO     PORTFOLIO      PORTFOLIO
                              ------------- ------------- -------------
   .....................
INVESTMENT
 INCOME:
Dividends (Net
 of foreign
 withholding
 taxes of $0,
 $0, $149, $0,
 $5,609, $1,077,
 $0, $27,377
 $29,346 and
 $407,909,
 respectively)..........      $ 3,640,538   $   906,270    $ 2,801,316
Interest (Net of
 foreign
 withholding
 taxes of $410
 for the T. Rowe
 Price
 International
 Stock
 Portfolio).............          928,257       278,345         36,965
                              ------------- ------------- -------------
 Total
  Investment
  Income................        4,568,795     1,184,615      2,838,281
                              ------------- ------------- -------------
EXPENSES:
Investment
 management fee
 (Note 2)...............        1,073,258       710,554      1,404,553
Custodian fees
 (Note 2)...............           41,684        43,355        171,969
Transfer agent
 fees...................              829           829            829
Legal fees..............           18,346        12,227         29,873
Audit fees..............           18,747        11,867         18,148
Amortization of
 organization
 costs
 (Note 5)...............            2,423         2,423        --
Trustee's fees
 and expenses
 (Note 2)...............            8,085         5,324          9,136
Printing................           35,487        22,061         48,814
Other...................           57,350        42,856         70,144
                              ------------- ------------- -------------
 Subtotal...............        1,256,209       851,496      1,753,466
Waiver/reimbursement
 from investment
 manager (Note
 2).....................           --            --            --
Credits allowed
 by the
 custodian
 (Note 2)...............             (543)         (526)       (77,601)
                              ------------- ------------- -------------
 Total
  expenses..............        1,255,666       850,970      1,675,865
                              ------------- ------------- -------------
NET INVESTMENT
 INCOME.................        3,313,129       333,645      1,162,416
                              ------------- ------------- -------------
REALIZED AND
 UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 (NOTES 1 AND
 3):
Net realized
 gain/(loss) on:
 Securities.............        8,209,071     6,387,650      3,948,177
 Forward foreign
  exchange
  contracts.............          (62,165)      (25,299)      (137,391)
 Foreign
  currencies and
  net other
  assets................           10,931        (6,379)       (96,858)
                              ------------- ------------- -------------
Net realized
 gain/(loss) on
 investments
 during the
 year...................        8,157,837     6,355,972      3,713,928
                              ------------- ------------- -------------
Net change in
 unrealized
 appreciation/(depreciation)
 of:
 Securities.............       21,564,194    15,152,588     (1,952,958)
 Forward foreign
  exchange
  contracts.............              130        --                 21
 Foreign
  currencies and
  net other
  assets................              668          (398)       (19,820)
                              ------------- ------------- -------------
Net unrealized
 appreciation/(depreciation)
 of investments
 during the
 year...................       21,564,992    15,152,190     (1,972,757)
                              ------------- ------------- -------------
Net realized and
 unrealized
 gain/(loss) on
 investments
 during the
 year...................       29,722,829    21,508,162      1,741,171
                              ------------- ------------- -------------
NET INCREASE IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.............      $33,035,958   $21,841,807    $ 2,903,587
                              ============= ============= =============

------------
* The Enhanced Index Portfolio commenced operations on May 2, 1997.

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS
                             ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              DREYFUS                                               TCW
                                DREYFUS        U.S.                                               MANAGED         TCW
                                SMALLCAP    GOVERNMENT    ENHANCED   OPPORTUNITY     VALUE         ASSET         MONEY
                                 VALUE      SECURITIES      INDEX       VALUE        EQUITY      ALLOCATION     MARKET
                               PORTFOLIO     PORTFOLIO   PORTFOLIO*   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                              ------------  -----------  ----------- -----------  ------------  ------------  -----------
Net investment
 income....................   $    228,043  $ 2,004,298  $    36,949 $   163,568  $  2,371,321  $  4,415,112  $ 2,583,968
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign
 currency
 transactions
 during the
 year......................     19,822,899      275,682       92,956     273,333     4,215,649    34,569,832         (146)
Net unrealized
 appreciation/(depreciation)
 of securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets during
 the year..................      3,374,069    1,065,295    1,240,563   1,212,229    30,856,935    10,307,208      --
                              ------------  -----------  ----------- -----------  ------------  ------------  -----------
Net increase in
 net assets
 resulting from
 operations................     23,425,011    3,345,275    1,370,468   1,649,130    37,443,905    49,292,152    2,583,822
Distributions to
 shareholders
 from net
 investment
 income....................       (635,811)  (1,063,251)     --             (851)   (1,246,683)   (3,471,255)  (2,583,948)
Distributions to
 shareholders
 from net
 realized
 gains.....................    (11,059,249)     --           --          --         (4,562,514)      --           --
Net increase in
 net assets from
 Portfolio share
 transactions
 (Note 4)..................     48,661,722   19,532,755   18,440,818  24,452,566    56,476,575    17,071,624    9,616,484
                              ------------  -----------  ----------- -----------  ------------  ------------  -----------
Net increase in
 net assets................     60,391,673   21,814,779   19,811,286  26,100,845    88,111,283    62,892,521    9,616,358
NET ASSETS:
Beginning of
 year......................     85,803,448   24,727,202      --          701,125   127,927,295   240,209,627   41,545,272
                              ------------  -----------  ----------- -----------  ------------  ------------  -----------
End of year................   $146,195,121  $46,541,981  $19,811,286 $26,801,970  $216,038,578  $303,102,148  $51,161,630
                              ============  ===========  =========== ===========  ============  ============  ===========
Undistributed
 net investment
 income....................   $    227,013  $ 1,990,775  $    40,282 $   167,809  $  2,368,638  $  4,396,467  $        20
                              ============  ===========  =========== ===========  ============  ============  ===========
                                 T.ROWE        T.ROWE        T. ROWE
                                 PRICE         PRICE          PRICE
                                 EQUITY        GROWTH     INTERNATIONAL
                                 INCOME        STOCK          STOCK
                               PORTFOLIO     PORTFOLIO      PORTFOLIO
                              ------------- ------------- --------------
   ........................
Net investment
 income....................   $  3,313,129  $    333,645  $  1,162,416
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign
 currency
 transactions
 during the
 year......................      8,157,837     6,355,972     3,713,928
Net unrealized
 appreciation/(depreciation)
 of securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets during
 the year..................     21,564,992    15,152,190    (1,972,757)
                              ------------- ------------- --------------
Net increase in
 net assets
 resulting from
 operations................     33,035,958    21,841,807     2,903,587
Distributions to
 shareholders
 from net
 investment
 income....................     (1,330,453)     (153,147)   (1,046,567)
Distributions to
 shareholders
 from net
 realized
 gains.....................     (1,924,151)     (486,466)      --
Net increase in
 net assets from
 Portfolio share
 transactions
 (Note 4)..................     89,195,889    42,294,928    28,267,957
                              ------------- ------------- --------------
Net increase in
 net assets................    118,977,243    63,497,122    30,124,977
NET ASSETS:
Beginning of
 year......................     78,250,856    59,732,393   134,435,247
                              ------------- ------------- --------------
End of year................   $197,228,099  $123,229,515  $164,560,224
                              ============= ============= ==============
Undistributed
 net investment
 income....................   $  3,262,979  $    301,437  $    697,873
                              ============= ============= ==============

------------
* The Enhanced Index Portfolio commenced operations on May 2, 1997.

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS
                             ENDEAVOR SERIES TRUST

                          YEAR ENDED DECEMBER 31, 1996


                                     DREYFUS                                   TCW                     T. ROWE      T. ROWE
                        DREYFUS       U.S.                                   MANAGED        TCW         PRICE        PRICE
                       SMALL CAP   GOVERNMENT   OPPORTUNITY     VALUE         ASSET        MONEY       EQUITY       GROWTH
                         VALUE     SECURITIES      VALUE        EQUITY      ALLOCATION    MARKET       INCOME        STOCK
                       PORTFOLIO    PORTFOLIO   PORTFOLIO*    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                      -----------  -----------  -----------  ------------  ------------ -----------  -----------  -----------
Net investment
 income/(loss)..      $   634,709  $ 1,066,216  $      (268) $  1,244,040  $  3,464,503 $ 1,589,322  $ 1,335,864  $   295,735
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign
 currency
 transactions
 during the
 year...........       11,050,747    (284,458)      --          4,558,830     2,436,181        (763)   1,909,289      375,035
Net unrealized
 appreciation/
 (depreciation)
 of securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets during
 the year.......        4,486,377     (151,333)         160    14,300,362    30,117,285     --         5,690,833    7,204,066
                      -----------  -----------  -----------  ------------  ------------ -----------  -----------  -----------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.....       16,171,833      630,425         (108)   20,103,232    36,017,969   1,588,559    8,935,986    7,874,836
Distributions to
 shareholders
 from net
 investment
 income.........         (669,363)    (365,881)     --           (773,280)  (3,944,143)  (1,589,322)    (286,763)     (34,313)
Distributions to
 shareholders
 from net
 realized
 gains..........       (2,256,693)   (202,125)      --         (1,416,509)      --          --          (123,166)    (589,782)
Net increase in
 net assets from
 Portfolio share
 transactions
 (Note 4).......       19,960,841   11,946,615      701,233    41,383,418     9,260,111  13,994,868   47,814,305   30,830,367
                      -----------  -----------  -----------  ------------  ------------ -----------  -----------  -----------
Net increase in
 net assets.....       33,206,618   12,009,034      701,125    59,296,861    41,333,937  13,994,105   56,340,362   38,081,108
NET ASSETS:
Beginning of
 year...........       52,596,830   12,718,168      --         68,630,434   198,875,690  27,551,167   21,910,494   21,651,285
                      -----------  -----------  -----------  ------------  ------------ -----------  -----------  -----------
End of year.....      $85,803,448  $24,727,202  $   701,125  $127,927,295  $240,209,627 $41,545,272  $78,250,856  $59,732,393
                      ===========  ===========  ===========  ============  ============ ===========  ===========  ===========
Undistributed
 net investment
 income.........      $   634,795  $ 1,061,012  $       292  $  1,243,970  $  3,467,344 $--          $ 1,329,442  $   237,483
                      ===========  ===========  ===========  ============  ============ ===========  ===========  ===========
                         T. ROWE
                          PRICE
                      INTERNATIONAL
                          STOCK
                        PORTFOLIO
                      --------------
Net investment
 income/(loss)..      $    818,510
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign
 currency
 transactions
 during the
 year...........         1,815,599
Net unrealized
 appreciation/
 (depreciation)
 of securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets during
 the year.......        13,305,619
                      --------------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.....        15,939,728
Distributions to
 shareholders
 from net
 investment
 income.........          (773,317)
Distributions to
 shareholders
 from net
 realized
 gains..........              (284)
Net increase in
 net assets from
 Portfolio share
 transactions
 (Note 4).......        26,917,266
                      --------------
Net increase in
 net assets.....        42,083,393
NET ASSETS:
Beginning of
 year...........        92,351,854
                      --------------
End of year.....      $134,435,247
                      ==============
Undistributed
 net investment
 income.........      $    734,537
                      ==============

------------
* The Opportunity Value Portfolio commenced operations on November 18, 1996.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            YEAR           YEAR        YEAR       YEAR        PERIOD
                           ENDED           ENDED      ENDED       ENDED       ENDED
                          12/31/97     12/31/96+++## 12/31/95  12/31/94+++ 12/31/93*+++
                          --------     ------------- --------  ----------- ------------
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....  $  14.69        $ 12.22    $ 10.98     $ 11.18     $ 10.00
                          --------        -------    -------     -------     -------
Net investment income#..      0.02           0.12       0.15        0.10        0.22
Net realized and
 unrealized gain/(loss)
 on investments.........      3.52           2.95       1.36       (0.30)       0.96
                          --------        -------    -------     -------     -------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............      3.54           3.07       1.51       (0.20)       1.18
                          --------        -------    -------     -------     -------
Distributions:
Dividends from net
 investment income......     (0.10)         (0.14)     (0.10)      --           --
Distributions from net
 realized gains.........     (1.72)         (0.46)     (0.17)      --           --
                          --------        -------    -------     -------     -------
Total distributions.....     (1.82)         (0.60)     (0.27)      --           --
                          --------        -------    -------     -------     -------
Net asset value, end of
 period.................  $  16.41        $ 14.69    $ 12.22     $ 10.98     $ 11.18
                          ========        =======    =======     =======     =======
Total return++..........     25.56%         25.63%     14.05%      (1.79)%     11.80%
                          ========        =======    =======     =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......  $146,195        $85,803    $52,597     $35,966     $12,699
Ratio of net investment
 income to average net
 assets.................      0.20%          0.95%      1.56%       0.89%       3.98%+
Ratio of operating
 expenses to average net
 assets.................      0.91%***       0.92%      0.87%       1.03%       1.30%+**
Portfolio turnover
 rate...................       127%           171%        75%         77%         41%
Average commission rate
 (per share of
 security)(a)...........  $ 0.0533        $0.0539       --         --           --

------------
*    The Portfolio commenced operations on May 4, 1993.
** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.91%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before waiver of fees by investment manager for the period ended December 31, 1993 was $0.18.
## The Dreyfus Corporation became the Portfolio's Adviser effective September 16, 1996.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 YEAR          YEAR       YEAR       PERIOD
                                ENDED          ENDED     ENDED       ENDED
                               12/31/97     12/31/96+++ 12/31/95  12/31/94*+++
                               --------     ----------- --------  ------------
OPERATING PERFORMANCE:
Net asset value, beginning of
 period......................  $ 11.23        $ 11.39   $  9.96     $ 10.00
                               -------        -------   -------     -------
Net investment income#.......     0.39           0.62      0.30        0.24
Net realized and unrealized
 gain/(loss) on investments..     0.61          (0.44)     1.25       (0.28)
                               -------        -------   -------     -------
Net increase/(decrease) in
 net assets resulting from
 investment operations.......     1.00           0.18      1.55       (0.04)
                               -------        -------   -------     -------
Distributions:
Dividends from net investment
 income......................    (0.36)         (0.22)    (0.12)       --
Distributions from net
 realized gains..............     --            (0.12)     --          --
                               -------        -------   -------     -------
Total distributions..........    (0.36)         (0.34)    (0.12)       --
                               -------        -------   -------     -------
Net asset value, end of
 period......................  $ 11.87        $ 11.23   $ 11.39     $  9.96
                               =======        =======   =======     =======
Total return++...............     9.15%          1.81%    15.64%      (0.40)%
                               =======        =======   =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)......................  $46,542        $24,727   $12,718     $ 3,505
Ratio of net investment
 income to average net
 assets......................     5.74%          5.68%     5.58%       4.14%+
Ratio of operating expenses
 to average net assets.......     0.80%***       0.82%     0.84%       0.78%+**
Portfolio turnover rate......      185%           222%      161%        100%

------------
*    The Portfolio commenced operations on May 13, 1994.
** Annualized operating expense ratio before waiver of fees and reimbursment of expenses by investment manager for the period ended December 31, 1994 was 1.83%.
*** Annualized operating expenses ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.80%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                            ENHANCED INDEX PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    PERIOD
                                                     ENDED
                                                   12/31/97*
                                                   ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of period.............................   $ 10.00
                                                    -------
Net investment income#...........................      0.02
Net realized and
 unrealized gain on
 investments.....................................      2.27
                                                    -------
Net increase in net
 assets resulting from
 investment operations...........................      2.29
                                                    -------
Net asset value, end of
 period..........................................   $ 12.29
                                                    =======
Total return++...................................     22.90%
                                                    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)...............................   $19,811
Ratio of net investment
 income to average net
 assets..........................................      0.55%+
Ratio of operating
 expenses to average net
 assets**........................................      1.30%+***
Portfolio turnover
 rate............................................         6%
Average commission rate
 (per share of
 security)(a)....................................   $0.0306

------------
*    The Portfolio commenced operations on May 2, 1997.
** Annualized operating expense ratio before waiver/reimbursement of fees by investment manager for the period ended December 31, 1997 was 1.56%.
*** Annualized operating expense ratio before waiver/reimbursement of fees by investment manager and custody fee credits for the period ended December 31, 1997 was 1.56%.
+    Annualized.
++   Total return represents aggregate total return for the period indicated.
# Net investment income before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1997 was $0.01.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                          OPPORTUNITY VALUE PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR        PERIOD
                                                       ENDED         ENDED
                                                      12/31/97     12/31/96*
                                                      --------     ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period................  $ 10.06       $ 10.00
                                                      -------       -------
Net investment income/(loss)#.......................     0.07         (0.00)##
Net realized and unrealized gain on investments.....     1.62          0.06
                                                      -------       -------
Net increase in net assets resulting from investment
 operations.........................................     1.69          0.06
                                                      -------       -------
Distributions:
Dividends from net investment income................    (0.00)##      --
                                                      -------       -------
Total distributions.................................    (0.00)        --
                                                      -------       -------
Net asset value, end of period......................  $ 11.75       $ 10.06
                                                      =======       =======
Total return++......................................    16.81%         0.60%
                                                      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................  $26,802       $   701
Ratio of net investment income/(loss) to average net
 assets.............................................     1.34%        (1.09)%+
Ratio of operating expenses to average net assets...     1.15%***      1.30%+**
Portfolio turnover rate.............................       44%            0%
Average commission rate (per share of security)(a)..  $0.0572       $0.0600

------------
*    The Portfolio commenced operations on November 18, 1996.
** Annualized operating expense ratio before waiver/reimbursement of fees by investment manager for the period ended December 31, 1996 was 12.69%.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 1.16%.
+    Annualized.
++   Total return represents aggregate total return for the period indicated.
# Net investment loss before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1996 was ($0.04).
##   Amount represents greater than $(0.01) per share.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                             VALUE EQUITY PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            YEAR          YEAR       YEAR      YEAR       PERIOD
                           ENDED          ENDED     ENDED     ENDED       ENDED
                          12/31/97     12/31/96+++ 12/31/95  12/31/94  12/31/93*+++
                          --------     ----------- --------  --------  ------------
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....  $  17.21      $  14.23   $ 10.69   $ 10.28     $ 10.00
                          --------      --------   -------   -------     -------
Net investment income#..      0.20          0.20      0.15      0.09        0.05
Net realized and
 unrealized gain on
 investments............      3.96          3.15      3.52      0.33        0.23
                          --------      --------   -------   -------     -------
Net increase in net
 assets resulting from
 investment operations..      4.16          3.35      3.67      0.42        0.28
                          --------      --------   -------   -------     -------
DISTRIBUTIONS:
Dividends from net
 investment income......     (0.14)        (0.13)    (0.09)    (0.01)       --
Distributions from net
 realized gains.........     (0.53)        (0.24)    (0.04)     --          --
                          --------      --------   -------   -------     -------
Total distributions.....     (0.67)        (0.37)    (0.13)    (0.01)       --
                          --------      --------   -------   -------     -------
Net asset value, end of
 period.................  $  20.70      $  17.21   $ 14.23   $ 10.69     $ 10.28
                          ========      ========   =======   =======     =======
Total return++..........     24.81%        23.84%    34.59%     4.09%       2.80%
                          ========      ========   =======   =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......  $216,039      $127,927   $68,630   $32,776     $11,178
Ratio of net investment
 income to average net
 assets.................      1.39%         1.29%     1.56%     1.31%       0.84%+
Ratio of operating
 expenses to average net
 assets.................      0.89%***      0.91%     0.86%     1.02%       1.30%+**
Portfolio turnover
 rate...................        16%           27%       28%       56%          1%
Average commission rate
 (per share of
 security)(a)...........  $ 0.0515      $ 0.0569      --        --          --

------------
*    The Portfolio commenced operations on May 27, 1993.
** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.89%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before waiver of fees by investment manager for the period ended December 31, 1993 was $0.00.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            YEAR         YEAR      YEAR       YEAR         YEAR        YEAR       PERIOD
                           ENDED        ENDED     ENDED       ENDED        ENDED       ENDED       ENDED
                          12/31/97     12/31/96  12/31/95  12/31/94+++  12/31/93+++ 12/31/92+++  12/31/91*
                          --------     --------  --------  -----------  ----------- -----------  ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....  $  18.84     $  16.28  $  13.48   $  14.30      $ 12.31     $ 11.37     $10.00
                          --------     --------  --------   --------      -------     -------     ------
Net investment income#..      0.32         0.27      0.33       0.28         0.23        0.24       0.10
Net realized and
 unrealized gain/(loss)
 on investments.........      3.45         2.61      2.72      (1.03)        1.84        0.77       1.27
                          --------     --------  --------   --------      -------     -------     ------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............      3.77         2.88      3.05      (0.75)        2.07        1.01       1.37
                          --------     --------  --------   --------      -------     -------     ------
DISTRIBUTIONS:
Dividends from net
 investment income......     (0.27)       (0.32)    (0.25)     (0.07)       (0.08)      (0.07)      --
                          --------     --------  --------   --------      -------     -------     ------
Net asset value, end of
 period.................  $  22.34     $  18.84  $  16.28   $  13.48      $ 14.30     $ 12.31     $11.37
                          ========     ========  ========   ========      =======     =======     ======
Total return++..........     20.14%       17.82%    22.91%     (5.28)%      16.79%       9.01%     13.70%
                          ========     ========  ========   ========      =======     =======     ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......  $303,102     $240,210  $198,876   $172,449      $96,657     $14,055     $4,247
Ratio of net investment
 income to average net
 assets.................      1.61%        1.59%     2.12%      2.03%        1.71%       2.11%      4.54%+
Ratio of operating
 expenses to average net
 assets.................      0.84%***     0.85%     0.84%      0.90%        1.12%       1.18%**    0.00%+**
Portfolio turnover
 rate...................        67%          58%       93%        67%          67%         50%        61%
Average commission rate
 (per share of
 security)(a)...........  $ 0.0606     $ 0.0041     --         --           --          --          --

------------
*    The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 1.73% and 5.18%, respectively.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.84%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income/(loss) before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 was $0.18 and $(0.01), respectively.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                           TCW MONEY MARKET PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            YEAR         YEAR      YEAR      YEAR      YEAR        YEAR       PERIOD
                           ENDED        ENDED     ENDED     ENDED     ENDED       ENDED        ENDED
                          12/31/97     12/31/96  12/31/95  12/31/94  12/31/93    12/31/92    12/31/91*
                          --------     --------  --------  --------  --------    --------    ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00    $   1.00    $   1.00
                          --------     --------  --------  --------  --------    --------    --------
Net investment income#..    0.0498       0.0479    0.0540    0.0337    0.0218      0.0287      0.0377
                          --------     --------  --------  --------  --------    --------    --------
Distributions:
Dividends from net
 investment income......   (0.0498)     (0.0479)  (0.0540)  (0.0336)  (0.0218)    (0.0287)    (0.0377)
Distributions from net
 realized gains.........     --           --        --      (0.0001)    --          --          --
                          --------     --------  --------  --------  --------    --------    --------
Total distributions.....   (0.0498)     (0.0479)  (0.0540)  (0.0337)  (0.0218)    (0.0287)    (0.0377)
                          --------     --------  --------  --------  --------    --------    --------
Net asset value, end of
 period.................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00    $   1.00    $   1.00
                          ========     ========  ========  ========  ========    ========    ========
Total return++..........      5.07%        4.91%     5.54%     3.41%     2.19%       2.90%       3.84%
                          ========     ========  ========  ========  ========    ========    ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......  $ 51,162     $ 41,545  $ 27,551  $ 20,766  $ 12,836    $  4,527    $  1,907
Ratio of net investment
 income to average net
 assets.................      4.99%        4.81%     5.37%     3.58%     2.19%       2.84%       5.02%+
Ratio of operating
 expenses to average net
 assets.................      0.60%***     0.60%     0.60%     0.85%     0.99%**     0.91%**     0.00%+**

------------
*    The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993 and December 31, 1992, and the period ended December 31, 1991 were 1.23%, 2.37% and 8.48%, respectively.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.60%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
# Net investment income/(loss) before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992, and for the period ended December 31, 1991 was $0.0195, $0.0140 and $(0.0259), respectively.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR          YEAR         YEAR
                                          ENDED          ENDED       ENDED
                                         12/31/97     12/31/96+++ 12/31/95*+++
                                         --------     ----------- ------------
OPERATING PERFORMANCE:
Net asset value, beginning of period.... $  15.49       $ 13.05     $ 10.00
                                         --------       -------     -------
Net investment income...................     0.25          0.41        0.34
Net realized and unrealized gain on
 investments............................     4.06          2.17        2.71
                                         --------       -------     -------
Net increase in net assets resulting
 from investment operations.............     4.31          2.58        3.05
                                         --------       -------     -------
Distributions:
Dividends from net investment income....    (0.19)        (0.10)       --
Distributions from net realized gains...    (0.27)        (0.04)       --
                                         --------       -------     -------
Total distributions.....................    (0.46)        (0.14)       --
                                         --------       -------     -------
Net asset value, end of period.......... $  19.34       $ 15.49     $ 13.05
                                         ========       =======     =======
Total return++..........................    28.27%        19.88%      30.50%
                                         ========       =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).... $197,228       $78,251     $21,910
Ratio of net investment income to
 average net assets.....................     2.47%         2.89%       3.24%+
Ratio of operating expenses to average
 net assets.............................     0.94%***      0.96%       1.15%+
Portfolio turnover rate.................       23%           19%         16%
Average commission rate (per share of
 security)(a)........................... $ 0.0331       $0.0396        --

------------
*    The Portfolio commenced operations on January 3, 1995.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.94%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR          YEAR         YEAR
                                          ENDED          ENDED       ENDED
                                         12/31/97     12/31/96+++ 12/31/95*+++
                                         --------     ----------- ------------
OPERATING PERFORMANCE:
Net asset value, beginning of period.... $  16.29       $ 13.72     $ 10.00
                                         --------       -------     -------
Net investment income...................     0.04          0.11        0.08
Net realized and unrealized gain on
 investments............................     4.59          2.71        3.64
                                         --------       -------     -------
Net increase in net assets resulting
 from investment operations.............     4.63          2.82        3.72
                                         --------       -------     -------
Distributions:
Dividends from net investment income....    (0.03)        (0.01)       --
Distributions from net realized gains...    (0.11)        (0.24)       --
                                         --------       -------     -------
Total distributions.....................    (0.14)        (0.25)       --
                                         --------       -------     -------
Net asset value, end of period.......... $  20.78       $ 16.29     $ 13.72
                                         ========       =======     =======
Total return++..........................    28.57%        20.77%      37.20%
                                         ========       =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).... $123,230       $59,732     $21,651
Ratio of net investment income to
 average net assets.....................     0.38%         0.75%       0.69%+
Ratio of operating expenses to average
 net assets.............................     0.96%***      1.01%       1.26%+
Portfolio turnover rate.................       41%           44%         64%
Average commission rate (per share of
 security)(a)........................... $ 0.0376       $0.0385        --

------------
*    The Portfolio commenced operations on January 3, 1995.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.96%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            YEAR          YEAR           YEAR      YEAR        YEAR        YEAR       PERIOD
                           ENDED          ENDED         ENDED*    ENDED        ENDED       ENDED       ENDED
                          12/31/97     12/31/96+++    12/31/95## 12/31/94   12/31/93+++ 12/31/92+++  12/31/91*
                          --------     -----------    ---------- --------   ----------- -----------  ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....  $  13.95      $  12.19       $ 11.31   $ 11.99      $ 10.12     $10.52      $10.00
                          --------      --------       -------   -------      -------     ------      ------
Net investment
 income/(loss)#.........      0.10          0.09          0.09     (0.02)       (0.04)      0.00###     0.06
Net realized and
 unrealized gain/(loss)
 on investments.........      0.26          1.76          1.06     (0.66)        1.91      (0.38)       0.46
                          --------      --------       -------   -------      -------     ------      ------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............      0.36          1.85          1.15     (0.68)        1.87      (0.38)       0.52
                          --------      --------       -------   -------      -------     ------      ------
Distributions:
Dividends from net
 investment income......     (0.10)        (0.09)         --        --          --         (0.02)       --
Distributions from net
 realized gains.........     --            (0.00)###     (0.27)     --          --          --          --
                          --------      --------       -------   -------      -------     ------      ------
Total distributions.....     (0.10)        (0.09)        (0.27)     --          --         (0.02)       --
                          --------      --------       -------   -------      -------     ------      ------
Net asset value, end of
 period.................  $  14.21      $  13.95       $ 12.19   $ 11.31      $ 11.99     $10.12      $10.52
                          ========      ========       =======   =======      =======     ======      ======
Total return++..........      2.54%        15.23%        10.37%    (5.67)%      18.48%     (3.61)%      5.20%
                          ========      ========       =======   =======      =======     ======      ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......  $164,560      $134,435       $92,352   $84,102      $52,777     $6,305      $3,200
Ratio of net investment
 income/(loss) to
 average net assets.....      0.74%         0.73%         0.81%    (0.16)%      (0.31)%     0.01%       3.18%+
Ratio of operating
 expenses to average net
 assets**...............      1.07%***      1.18%         1.15%     1.16%        1.52%      1.43%       0.00%+
Portfolio turnover
 rate...................        19%           11%          111%       88%          37%        34%          0%
Average commission rate
 (per share of
 security)(a)...........  $ 0.0016      $ 0.0024          --        --          --          --          --

------------
* Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.
*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 1.12%.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment loss before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 was $(0.07) and $(0.07), respectively.
## Rowe Price-Fleming International, Inc. became the Portfolio's Adviser effective January 3, 1995.
###  Amount represents less than $0.01 per share.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997
1. SIGNIFICANT ACCOUNTING POLICIES

Endeavor Series Trust (the "Fund") was organized as a "Massachusetts business trust" on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers ten managed investment portfolios: Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Enhanced Index Portfolio, Opportunity Value Portfolio, Value Equity Portfolio, TCW Managed Asset Allocation Portfolio, TCW Money Market Portfolio, T. Rowe Price Equity Income Portfolio T. Rowe Price Growth Stock Portfolio, and T. Rowe Price International Stock Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

DREYFUS SMALL CAP VALUE PORTFOLIO, DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO, ENHANCED INDEX PORTFOLIO, OPPORTUNITY VALUE PORTFOLIO, VALUE EQUITY PORTFOLIO, TCW MANAGED ASSET ALLOCATION PORTFOLIO, T. ROWE PRICE EQUITY INCOME PORTFOLIO, T. ROWE PRICE GROWTH STOCK PORTFOLIO AND T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO.

Generally, a Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of, the Board of Trustees. Portfolio securities for which the primary market is on a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, these investments are stated at fair value as determined under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

TCW MONEY MARKET PORTFOLIO: The TCW Money Market Portfolio's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Dreyfus U.S. Government Securities Portfolio, the Enhanced Index Portfolio, the Opportunity Value Portfolio, the T. Rowe Price Equity Income Portfolio, the
T. Rowe Price Growth Stock Portfolio and the T. Rowe Price International Stock Portfolio may engage in forward foreign currency exchange contracts. Each Portfolio engages in forward foreign currency

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997
exchange transactions to protect against changes in future exchange rates. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Portfolio as an unrealized gain or loss. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Enhanced Index Portfolio, Opportunity Value Portfolio, Value Equity Portfolio, TCW Managed Asset Allocation Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio are declared and paid at least annually. Dividends from net investment income of the TCW Money Market Portfolio are declared daily and paid monthly. For all Portfolios, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Portfolios.

FEDERAL INCOME TAXES:

The Fund intends that each Portfolio separately qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Permanent differences incurred during the year ended December 31, 1997 resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

                             DECREASE  INCREASE/(DECREASE) INCREASE/(DECREASE)
                             PAID-IN    UNDISTRIBUTED NET      ACCUMULATED
                             CAPITAL    INVESTMENT INCOME  REALIZED GAIN/LOSS
                             --------  ------------------- -------------------
   Dreyfus Small Cap Value
    Portfolio............... $(2,462)       $     (14)          $  2,476
   Dreyfus U.S. Government
    Securities Portfolio....    --            (11,284)            11,284
   Enhanced Index
    Portfolio...............  (3,333)           3,333              --
   Opportunity Value
    Portfolio...............  (4,800)           4,800              --
   Value Equity Portfolio...    --                 30                (30)
   TCW Managed Asset
    Allocation Portfolio....    --            (14,734)            14,734
   T. Rowe Price Equity
    Income Portfolio........  (2,340)         (49,139)            51,479
   T. Rowe Price Growth
    Stock Portfolio.........  (2,340)        (116,544)           118,884
   T. Rowe Price
    International Stock
    Portfolio...............    --           (152,513)           152,513

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

2. INVESTMENT MANAGEMENT FEE, ADMINISTRATIVE FEE, INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund is managed by Endeavor Investment Advisers (the "Investment Manager") pursuant to a management agreement. The Investment Manager is a general partnership of which Endeavor Management Co. is the managing partner. The Investment Manager is responsible for providing investment management and administrative services to the Fund, including selecting the investment advisers (the "Advisers") for the Fund's Portfolios. As compensation for these services, the Fund pays the Investment Manager a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Dreyfus Small Cap Value Portfolio -- .80%; Dreyfus U.S. Government Securities Portfolio -- .65%; Enhanced Index Portfolio -- .75%; Opportunity Value Portfolio -- .80%; Value Equity Portfolio -- .80%; TCW Managed Asset Allocation Portfolio -- .75%; TCW Money Market Portfolio -- .50%;
T. Rowe Price Equity Income Portfolio -- .80%, T. Rowe Price Growth Stock Portfolio -- .80%; T. Rowe Price International Stock Portfolio -- .90%;

From the investment management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio. The Investment Manager also pays the fees and expenses of First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation. Investor Services Group assists the Investment Manager in the performance of its administrative responsibilities to the Fund. As compensation for these services prior to July 1, 1997, the Investment Manager paid Investor Services Group a fee computed and payable monthly at an annual rate of .10% of the Portfolios' aggregate daily net assets on the first $600 million, .06% on the next $400 million and .01% on assets exceeding $1 billion, with Portfolios established after July 1, 1996 subject to a $40,000 minimum annual fee until assets reach $40 million. Effective July 1, 1997, under an amended agreement, the Investment Manager pays Investor Services Group a flat fee of $650,000 per annum, provided that the aggregate net assets of the ten Portfolios do not exceed $1 billion; if the aggregate net assets of the ten Portfolios exceed $1 billion, Investor Services Group shall also be entitled to receive an additional fee of 0.01% of any net assets in excess of $1 billion; fees for additional Portfolios will be negotiated separately.

The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, as successor to The Boston Company Asset Management, Inc., serves as the Adviser to the Dreyfus Small Cap Value Portfolio and the Dreyfus U.S. Government Securities Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Dreyfus a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates:
Dreyfus Small Cap Value Portfolio -- .375% and Dreyfus U.S. Government Securities Portfolio -- .15%.

J.P. Morgan Investment Management Inc. ("Morgan"), a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated, serves as the Adviser to the Enhanced Index Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Morgan a monthly fee at an annual rate of .35% of the average daily net assets of the Portfolio.

OpCap Advisors ("OpCap") (formerly known as Quest for Value Advisors), a subsidiary of Oppenheimer Capital, serves as the Adviser to the Opportunity Value Portfolio and the Value Equity Portfolio pursuant to separate investment advisory agreements between the Investment Manager and OpCap. As compensation for its services as investment adviser, the Investment Manager pays OpCap a monthly fee at the annual rate of .40% of the average daily net assets of each Portfolio, subject to reduction with respect to the Opportunity Value Portfolio in certain circumstances.

TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., serves as the Adviser to the TCW Managed Asset Allocation Portfolio and the TCW Money Market Portfolio pursuant to separate investment advisory agreements between the Investment Manager and TCW. As compensation for its services as investment adviser, the Investment Manager pays TCW a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: TCW Managed Asset Allocation Portfolio -- .375% and TCW Money Market Portfolio -- .25%.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the Adviser to the
T. Rowe Price Equity Income Portfolio and to the T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the average daily net assets of each Portfolio.

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture between T. Rowe Price and Robert Fleming Holdings Limited, serves as the Adviser to the T. Rowe Price International Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Price-Fleming a monthly fee at the annual rate of .75% of the average daily net assets of the Portfolio up to $20 million, .60% of the average daily net assets of the Portfolio in excess of $20 million up to $50 million and .50% of the average daily net assets of the Portfolio in excess of $50 million. At such time as the average daily net assets of the Portfolio exceed $200 million, the fee shall be
 .50% of total average daily net assets.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses so that total expenses do not exceed the following percentages of the respective Portfolio's average daily net assets: Dreyfus Small Cap Value Portfolio -- 1.30%, Dreyfus U.S. Government Securities Portfolio -- 1.00%, Enhanced Index Portfolio -- 1.30%, Opportunity Value Portfolio -- 1.30%, Value Equity Portfolio -- 1.30%, TCW Managed Asset Allocation Portfolio -- 1.25%, TCW Money Market Portfolio -- .99%, T. Rowe Price Equity Income Portfolio -- 1.30%,
T. Rowe Price Growth Stock Portfolio -- 1.30%, and T. Rowe Price International Stock Portfolio -- 1.53% . For the year ended December 31, 1997, the Investment Manager waived and/or reimbursed expenses of $17,349 on the Enhanced Index Portfolio.

Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. Investor Services Group serves as the Fund's transfer agent.

The Fund's custodian, Boston Safe Deposit and Trust Company, has agreed to compensate the Portfolios and decrease custody fees for cash balances left uninvested by each Portfolio. For the period ended December 31, 1997, the Fund's expenses were reduced by $89,101.

For the year ended December 31, 1997, the Fund incurred total brokerage commissions of $1,260,270 of which $24,662 was paid to CIBC Oppenheimer Corp, a former affiliate of OpCap Advisors, $7,391 was paid to Jardine Fleming Group Ltd., $608 was paid to Ord Minnett Securities, Ltd., Australia and $10,011 was paid to Robert Fleming Holdings Ltd., brokers affiliated with certain of the Fund's Advisers.

No director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers or Investor Services Group received any compensation from the Fund for serving as an officer or Trustee of the Fund. Effective May 13, 1997, the Fund pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers, Investor Services Group or any of their affiliates $7,500 per annum plus $500 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses. Prior to May 13, 1997, each Trustee received $2,500 per annum plus $500 per regularly scheduled meeting attended and reimbursement for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1997 were as follows:

                                     PURCHASES                  SALES
                              ------------------------ ------------------------
                                 U. S.                    U.S.
                              GOVERNMENT     OTHER     GOVERNMENT     OTHER
                              ----------- ------------ ----------- ------------
    Dreyfus Small Cap Value
     Portfolio..............      --      $170,719,316     --      $140,242,345
    Dreyfus U.S. Government
     Securities Portfolio...  $78,883,219    4,670,077 $56,906,116    5,928,380
    Enhanced Index
     Portfolio..............      --        18,994,473     --           616,049
    Opportunity Value
     Portfolio..............      --        20,729,679     --         3,775,747
    Value Equity Portfolio..      --        56,521,977     --        21,926,647
    TCW Managed Asset
     Allocation Portfolio...   82,131,429   98,390,645  61,312,515  111,992,936
    T. Rowe Price Equity
     Income Portfolio.......      298,055  108,039,840     679,814   26,769,146
    T. Rowe Price Growth
     Stock Portfolio........      --        70,755,810     --        34,678,353
    T. Rowe Price
     International Stock
     Portfolio..............      --        53,945,560     --        27,320,613

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                        TAX BASIS    TAX BASIS     TAX BASIS
                                        UNREALIZED   UNREALIZED  NET UNREALIZED
                                       APPRECIATION DEPRECIATION  APPRECIATION
                                       ------------ ------------ --------------
    Dreyfus Small Cap Value
     Portfolio.......................  $18,086,337  $ 8,275,004   $ 9,811,333
    Dreyfus U.S. Government
     Securities Portfolio............    1,254,831       21,742     1,233,089
    Enhanced Index Portfolio.........    1,715,356      474,994     1,240,362
    Opportunity Value Portfolio......    1,912,533      700,144     1,212,389
    Value Equity Portfolio...........   57,894,756      688,162    57,206,594
    TCW Managed Asset Allocation
     Portfolio.......................   77,185,578      601,463    76,584,115
    T. Rowe Price Equity Income
     Portfolio.......................   30,828,317    1,357,572    29,470,745
    T. Rowe Price Growth Stock
     Portfolio.......................   27,299,540    3,167,235    24,132,105
    T. Rowe Price International Stock
     Portfolio.......................   33,878,882   15,052,328    18,826,554

4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of shares of beneficial interest without par value of one or more series. Shares of the Fund are presently divided into eleven series of shares, each series representing one of the Fund's eleven Portfolios. One series, Select 50 Portfolio, was not operational at December 31, 1997. Since the TCW Money Market Portfolio has sold shares, issued shares as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares of beneficial interest were as follows:

                                    YEAR ENDED              YEAR ENDED
                                     12/31/97                12/31/96
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
    DREYFUS SMALL CAP VALUE
     PORTFOLIO:
    Sold...................... 2,854,599  $46,267,300  1,685,691  $21,819,816
    Issued as reinvestment of
     dividends................   796,124   11,695,060    222,513    2,926,056
    Redeemed..................  (579,781)  (9,300,638)  (373,076)  (4,785,031)
                               ---------  -----------  ---------  -----------
    Net increase.............. 3,070,942  $48,661,722  1,535,128  $19,960,841
                               =========  ===========  =========  ===========
                                    YEAR ENDED              YEAR ENDED
                                     12/31/97                12/31/96
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
    DREYFUS U.S. GOVERNMENT
     SECURITIES PORTFOLIO:
    Sold...................... 2,054,139  $23,404,469  1,451,562  $16,007,728
    Issued as reinvestment of
     dividends................    96,135    1,063,251     53,384      568,005
    Redeemed..................  (432,109)  (4,934,965)  (419,777)  (4,629,118)
                               ---------  -----------  ---------  -----------
    Net increase.............. 1,718,165  $19,532,755  1,085,169  $11,946,615
                               =========  ===========  =========  ===========
                                   PERIOD ENDED
                                     12/31/97#
                               ----------------------
                                SHARES      AMOUNT
                               ---------  -----------
    ENHANCED INDEX PORTFOLIO:
    Sold...................... 1,676,961  $19,232,288
    Redeemed..................   (65,048)    (791,470)
                               ---------  -----------
    Net increase.............. 1,611,913  $18,440,818
                               =========  ===========

   ------------
   # The Enhanced Index Portfolio and the Opportunity Value Portfolio commenced operations on May 2, 1997 and November 18, 1996, respectively.

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

                                    YEAR ENDED                PERIOD ENDED
                                     12/31/97                   12/31/96#
                              ------------------------  --------------------------
                                SHARES       AMOUNT        SHARES        AMOUNT
                              ----------  ------------  ------------  ------------
    OPPORTUNITY VALUE
     PORTFOLIO:
    Sold....................   2,313,198  $ 25,586,520        73,459  $    738,698
    Issued as reinvestment
     of dividends...........          80           852       --            --
    Redeemed................    (102,942)   (1,134,806)       (3,746)      (37,465)
                              ----------  ------------  ------------  ------------
    Net increase............   2,210,336  $ 24,452,566        69,713  $    701,233
                              ==========  ============  ============  ============
                                    YEAR ENDED                 YEAR ENDED
                                     12/31/97                   12/31/96
                              ------------------------  --------------------------
                                SHARES       AMOUNT        SHARES        AMOUNT
                              ----------  ------------  ------------  ------------
    VALUE EQUITY PORTFOLIO:
    Sold....................   3,232,180  $ 61,464,872     2,765,358  $ 43,709,370
    Issued as reinvestment
     of dividends...........     325,993     5,809,197       140,281     2,189,789
    Redeemed................    (557,099)  (10,797,494)     (294,404)   (4,515,741)
                              ----------  ------------  ------------  ------------
    Net increase............   3,001,074  $ 56,476,575     2,611,235  $ 41,383,418
                              ==========  ============  ============  ============
                                    YEAR ENDED                 YEAR ENDED
                                     12/31/97                   12/31/96
                              ------------------------  --------------------------
                                SHARES       AMOUNT        SHARES        AMOUNT
                              ----------  ------------  ------------  ------------
    TCW MANAGED ASSET ALLO-
     CATION PORTFOLIO:
    Sold....................   1,736,406  $ 36,394,153     1,280,847  $ 22,326,834
    Issued as reinvestment
     of dividends...........     170,745     3,471,255       223,337     3,944,143
    Redeemed................  (1,086,805)  (22,793,784)     (975,851)  (17,010,866)
                              ----------  ------------  ------------  ------------
    Net increase............     820,346  $ 17,071,624       528,333  $  9,260,111
                              ==========  ============  ============  ============
                                           YEAR ENDED    YEAR ENDED
                                            12/31/97      12/31/96
                                          ------------  ------------
                                           SHARES AND    SHARES AND
                                             AMOUNT        AMOUNT
                                          ------------  ------------
    TCW MONEY MARKET PORTFO-
     LIO:
    Sold....................              $ 60,627,400  $ 44,833,447
    Issued as reinvestment
     of dividends...........                 2,583,983     1,589,374
    Redeemed................               (53,594,899)  (32,427,953)
                                          ------------  ------------
    Net increase............              $  9,616,484  $ 13,994,868
                                          ============  ============
                                    YEAR ENDED                 YEAR ENDED
                                     12/31/97                   12/31/96
                              ------------------------  --------------------------
                                SHARES       AMOUNT        SHARES        AMOUNT
                              ----------  ------------  ------------  ------------
    T. ROWE PRICE EQUITY
     INCOME PORTFOLIO:
    Sold....................   5,318,386  $ 92,122,352     3,441,208  $ 48,786,661
    Issued as reinvestment
     of dividends...........     195,942     3,254,603        29,619       409,929
    Redeemed................    (367,672)   (6,181,066)      (96,445)   (1,382,285)
                              ----------  ------------  ------------  ------------
    Net increase............   5,146,656  $ 89,195,889     3,374,382  $ 47,814,305
                              ==========  ============  ============  ============
                                    YEAR ENDED                 YEAR ENDED
                                     12/31/97                   12/31/96
                              ------------------------  --------------------------
                                SHARES       AMOUNT        SHARES        AMOUNT
                              ----------  ------------  ------------  ------------
    T. ROWE PRICE GROWTH
     STOCK PORTFOLIO:
    Sold....................   2,718,480  $ 50,798,964     2,208,428  $ 32,571,074
    Issued as reinvestment
     of dividends...........      35,593       639,613        42,717       624,095
    Redeemed................    (490,826)   (9,143,649)     (161,680)   (2,364,802)
                              ----------  ------------  ------------  ------------
    Net increase............   2,263,247  $ 42,294,928     2,089,465  $ 30,830,367
                              ==========  ============  ============  ============

   ------------
   # The Enhanced Index Portfolio and the Opportunity Value Portfolio commenced operations on May 2, 1997 and November 18, 1996, respectively.

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

                                    YEAR ENDED              YEAR ENDED
                                     12/31/97                12/31/96
                              -----------------------  ----------------------
                               SHARES       AMOUNT      SHARES      AMOUNT
                              ---------  ------------  ---------  -----------
    T. ROWE PRICE INTERNA-
     TIONAL STOCK PORTFOLIO:
    Sold....................  2,814,522  $ 40,791,148  2,422,576  $31,650,627
    Issued as reinvestment
     of dividends...........     70,239     1,046,567     59,099      773,603
    Redeemed................   (941,417)  (13,569,758)  (421,555)  (5,506,964)
                              ---------  ------------  ---------  -----------
    Net increase............  1,943,344  $ 28,267,957  2,060,120  $26,917,266
                              =========  ============  =========  ===========


5. ORGANIZATION COSTS

Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of each Portfolio. In the event that any of the initial shares (Dreyfus Small Cap Value Portfolio -- 10 shares, Dreyfus U.S. Government Securities Portfolio -- 10 shares, Enhanced Index Portfolio -- 10 shares, Opportunity Value Portfolio -- 10 shares, Value Equity Portfolio -- 10 shares, TCW Managed Asset Allocation Portfolio -- 10,000 shares, TCW Money Market Portfolio -- 100,000 shares, T. Rowe Price Equity Income Portfolio -- 10 shares, T. Rowe Price Growth Stock Portfolio -- 10 shares and T. Rowe Price International Stock Portfolio -- 10,000 shares) owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Fund bears the expense of registering and qualifying the shares of the various Portfolios for distribution under Federal and state securities regulations. As of December 31, 1997, all such costs for the T. Rowe Price International Stock Portfolio, TCW Managed Asset Allocation Portfolio and TCW Money Market Portfolio have been fully amortized.

6. FOREIGN AND ILLIQUID SECURITIES

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Each Portfolio may invest up to 10% (15% with respect to Dreyfus Small Cap Value Portfolio, Enhanced Index Portfolio, Opportunity Value Portfolio, Value Equity Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio, of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities which cannot be sold by a Portfolio without registration under the Securities Act of 1933, as amended, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

7. CAPITAL LOSS CARRYFORWARD

As of December 31, 1997, the Portfolios had available for federal tax purposes unused capital loss carryforwards as follows:

                              EXPIRING IN 2002 EXPIRING IN 2003 EXPIRING IN 2004 EXPIRING IN 2005
                              ---------------- ---------------- ---------------- ----------------
    TCW Money Market Portfo-
     lio....................        $215             $ --             $763             $146

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997

To the Board of Trustees and Shareholders of Endeavor Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Endeavor Series Trust (the "Fund", comprising, respectively, the Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, Enhanced Index, Opportunity Value, Value Equity, TCW Managed Asset Allocation, TCW Money Market, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, and T. Rowe Price International Stock Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Endeavor Series Trust at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                  [ART TO COME]

Boston, Massachusetts
February 11, 1998

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

 TAX INFORMATION (UNAUDITED)
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1997
The amounts of long-term capital gains paid for the fiscal year ended December 31, 1997, were as follows:

Value Equity Portfolio.............................................. $3,177,310
Dreyfus Small Cap Value Portfolio...................................  3,159,785
T. Rowe Price Growth Stock Portfolio................................    157,651
T. Rowe Price Equity Income Fund....................................  1,158,783

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